UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Address of principal executive offices) (Zip code)

Anna Marie Lopez

Hotchkis & Wiley Capital Management, LLC

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704

(Name and address of agent for service)

Copies to:

Maureen A. Miller, Esq.

Joseph M. Mannon, Esq.

Vedder Price P.C.

222 North LaSalle Street, 26th Floor

Chicago, Illinois 60601

(Counsel for the registrant)

(213) 430-1000

Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2020

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Annual Report

JUNE 30, 2020

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

VALUE OPPORTUNITIES FUND

HIGH YIELD FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-866-HW-FUNDS (1-866-493-8637).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-866-HW-FUNDS (1-866-493-8637) to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	15
LARGE CAP VALUE FUND	17
MID-CAP VALUE FUND	19
SMALL CAP VALUE FUND	21
SMALL CAP DIVERSIFIED VALUE FUND	23
GLOBAL VALUE FUND	29
INTERNATIONAL VALUE FUND	31
VALUE OPPORTUNITIES FUND	33
HIGH YIELD FUND	36
STATEMENTS OF ASSETS & LIABILITIES	43
STATEMENTS OF OPERATIONS	45
STATEMENTS OF CHANGES IN NET ASSETS	47
FINANCIAL HIGHLIGHTS	52
NOTES TO THE FINANCIAL STATEMENTS	57
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	73
FUND EXPENSE EXAMPLES	74
BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	76
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	78
MANAGEMENT	79
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the twelve months ended June 30, 2020.

OVERVIEW

In the twelve-month period ended June 30, 2020, the S&P 500® Index returned +7.5%, the MSCI World Index returned +2.8% and the ICE BofAML U.S. High Yield Index (high yield market) returned –1.1%. These moderate performance numbers mask the severe volatility over the past twelve months. In 2020, investors have been forced to weigh the economic consequences of the unexpected COVID-19 pandemic. After declining precipitously in the first calendar quarter of 2020, prices of risk assets benefited from aggressive central bank and government intervention in the second quarter. Volatility remained elevated, however, as the recovery remains uneven and uncertain with the virus' continued presence complicating reopening efforts.

Growth outperformed value significantly in the twelve-month period, across market caps and across geographies. The MSCI World Growth Index outperformed the MSCI World Value Index by nearly 29 percentage points (+17.5% vs. –11.3%). This extended growth's three-year edge to 51 percentage points (+48.6% vs. –2.4%). The wide valuation gap between growth and value is approaching levels only previously observed during the late 1990's tech/growth bubble.

Our estimate of a company's intrinsic equity value is based on its earnings power over the long term, i.e. over a period of many years. If a company's earnings temporarily contract in any period — as will happen to many of our businesses due to the global pandemic and related recession — it should only modestly reduce our estimate of intrinsic value. The exception is when a company lacks the financial wherewithal to survive the contraction — something we work hard to avoid. We believe that the share price declines for many of our cyclical businesses have meaningfully outpaced the declines in intrinsic value. Meanwhile, companies that are largely insulated from COVID-19's reach, and those that benefit from it in the short term, have seen their stock prices rise considerably. Many of these companies traded at elevated valuations even before this period. We recognize the seriousness of the pandemic, including its extensive impact on the economy and capital markets; however, we view the market's response as myopic. While COVID-19 has taken a painful toll, both human and economic, we will get through it. When we do, we are confident that more rational economics will prevail, and valuations will revert toward more normal relationships — our clients are well positioned to potentially benefit from such a scenario.

Recently, the Business Cycle Dating Committee of the National Bureau of Economic Research ("NBER") declared February 2020 as the official start of a recession in the United States. This ended the 128-month expansion, which was the longest, though not the strongest period of sustained economic growth in the history of U.S. business cycles, dating back to at least 1854. Since the Great Depression, the average recession has lasted less than a year. In the recovery following recessions, value has outperformed growth consistently and by a large margin. In the five-year period following a recession's end, value beat growth in all 14 recovery periods dating back to the Great Depression, with an average performance advantage of more than 50 percentage points.1 Value has demonstrated similar performance trends in international markets. The large gap between growth and value represents an uncommon opportunity, but in our view, the true opportunity in today's market goes well beyond this simple relative incongruity. The opportunities within value are extraordinary, as evidenced by the near record valuation discount of our equity portfolios relative to their respective indices.

Directionally, the high yield market has moved in tandem with equities. Spreads widened significantly as the COVID-19 pandemic took hold, then tightened amid central bank action and economies reopening. Defaults have risen notably, with more than $100 billion worth of defaults/distressed exchanges thus far in calendar year 2020. This would mark the second-highest calendar year default number in history, with still half a year to go, trailing only the $205 billion that defaulted in 2009. Downgrades have exceeded upgrades by near record numbers and fallen angels have entered the market at a record pace — the latter results in a meaningful composition change of the high yield market. Valuations remain relatively compelling, particularly in small and mid cap credits. The dispersion of spreads is wide, which we view as conducive to our bottom-up, credit-picking approach.

Our investment style across both equity and credit has been very much out of favor but capital markets now present opportunities that we rarely observe. We are optimistic about the prospects of our Funds; we are finding compelling valuation opportunities across the cap spectrum, across geographies, and across the capital structure.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of –17.51% for the twelve-month period ended June 30, 2020 compared to the Russell 1000® Value Index return of –8.84%.

The Fund underperformed the Russell 1000® Value Index in the twelve-month period ended June 30, 2020. Value stocks lagged growth stocks significantly, and the portfolio trades at a valuation discount to the value index. This was a major stylistic headwind in the period. The Fund's overweight exposure to financials and energy, the Russell 1000® Value Index's two worst-performing sectors, also hurt performance. Stock selection in financials, industrials, and consumer discretionary were further detractors. Positive stock selection in health care helped relative performance in the period, along with the overweight exposure to information technology. The largest individual detractors to relative performance in the period were Wells Fargo, AIG, General Electric, Marathon Oil, and Royal Dutch Shell; the largest positive contributors were Microsoft, Alphabet, Oracle, UnitedHealth Group, and State Street.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of –18.18% for the twelve-month period ended June 30, 2020 compared to the Russell 1000® Value Index return of –8.84%.

1 BofA US Equity & Quant Strategy, Dartmouth University Data Library, Bloomberg

Over the twelve-month period, the Fund underperformed the Russell 1000® Value Index. The Fund's value bias — it trades at a valuation discount to the value index — hurt relative performance as growth outperformed value by a large magnitude. The Fund's overweight exposure and stock selection in financials and energy detracted from performance in the year. Stock selection in industrials and communication services also hurt. Positive stock selection in health care and the overweight exposure to information technology helped performance in the period. The largest individual detractors to relative performance in the year were Wells Fargo, AIG, General Electric, Marathon Oil, and Royal Dutch Shell; the largest positive contributors were Microsoft, Oracle, UnitedHealth Group, State Street, and Cummins.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of –31.62% for the twelve-month period ended June 30, 2020 compared to the Russell Midcap® Value Index return of –11.81%.

The Fund underperformed the Russell Midcap® Value Index over the twelve-month period ended June 30, 2020. The Fund trades at a large valuation discount to the benchmark, which was a considerable headwind over the period as mid cap growth outperformed mid cap value significantly. Smaller cap stocks also lagged larger cap stocks by a large magnitude, which was another major headwind for the Fund — it has a sizable overweight in stocks in the smaller end of the mid cap market and a corresponding underweight to stocks in the larger end of the mid cap market. From a sector perspective, the overweight and stock selection in energy was the largest detractor, followed by stock selection in industrials and information technology. Positive stock selection in consumer discretionary and the underweight exposure to real estate helped relative performance. The largest individual detractors to relative performance in the year were Whiting Petroleum, Kosmos Energy, Embraer, CIT Group, and Goodyear Tire; the largest positive contributors were The ODP Corporation, Centene, Tri Pointe Group, Royal Mail, and Bed Bath & Beyond.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of –24.70% for the twelve-month period ended June 30, 2020 compared to the Russell 2000® Value Index return of –17.48%.

In the twelve-month period ended June 30, 2020, the Fund underperformed the Russell 2000® Value Index. Stock selection in real estate, along with the overweight exposure and stock selection in energy and information technology hurt relative performance. Positive stock selection in financials, consumer discretionary, and communication services helped. The underweight exposure to utilities also helped. The largest individual detractors to relative performance in the period were Seritage Growth Properties, Frank's International, Embraer, Kosmos Energy, and Whiting Petroleum; the largest positive contributors were Sonic Automotive, The ODP Corporation, Masonite International, Diodes, and Range Resources.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of –21.14% for the twelve-month period ended June 30, 2020 compared to the Russell 2000® Value Index return of –17.48%.

The Fund underperformed the Russell 2000® Value Index in the twelve-month period ended June 30, 2020. The Fund's value bias — it trades at a valuation discount to the value index — hurt relative performance as small growth stocks held up considerably better than small value stocks. The overweight exposure to energy and the underweight exposures to health care and information technology detracted from performance. Positive stock selection in financials, along with the overweight exposure to consumer discretionary helped relative performance over the year. The largest individual detractors to relative performance in the year were Centennial Resource Development, Mammoth Energy Services, Newpark Resources, Kosmos Energy, and Tupperware Brands; the largest positive contributors were Thor Industries, Sportsman's Warehouse, PedMed Express, Super Micro Computer, and iRobot.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of –20.42% for the twelve-month period ended June 30, 2020 compared to the MSCI World Index return of 2.84%.

Over the twelve-month period ended June 30, 2020, the Fund underperformed the MSCI World Index. The Fund's value-focused strategy hurt relative to the broad benchmark, as global value (based on the MSCI World Value Index) underperformed global growth (based on the MSCI World Growth Index) by a large magnitude — more than 28 percentage points. The Fund also has a larger-than-benchmark weight in small and mid cap stocks, which also hurt performance as large/mega cap stocks outperformed. From a sector perspective, the overweight exposures and stock selection in financials, industrials, and energy detracted from performance. The underweight exposure to materials and real estate were positive contributors. The largest detractors to relative performance in the period were Wells Fargo, Seritage Growth Properties, AIG, General Electric, and Embraer; the largest positive contributors were Microsoft, Siemens, UnitedHealth Group, Haseko, and Tesco.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of –19.66% for the twelve-month period ended June 30, 2020 compared to the MSCI World ex-USA Index return of –5.42%.

The Fund underperformed the MSCI World ex-USA Index over the twelve-month period ended June 30, 2020. International growth stocks outperformed international value stocks significantly in the period, which represented a major performance headwind for the value-focused Fund relative to the broad benchmark. The Fund has more exposure to small- and mid-sized companies relative to the benchmark, which was an additional performance headwind in the period. The overweight exposure to financials and energy, along with stock selection in industrials, energy, and information technology hurt relative performance. The underweight exposure to real estate and positive stock selection in consumer discretionary and communication services helped. The largest detractors to relative performance were Embraer, Frank's International, Airbus, Kosmos Energy, and CNH Industrial; the largest positive contributors were Siemens, Taiwan Semiconductor, Total, Haseko, and Bayer.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of –17.56% for the twelve-month period ended June 30, 2020 compared to the Russell 3000® Value Index return of –9.42%.

The Fund underperformed the Russell 3000® Value Index during the twelve-month period ended June 30, 2020. The Fund trades at a valuation discount to the benchmark, which was a major headwind in the period as growth stocks outperformed value stocks by a large margin. Security selection in real estate, consumer discretionary, and industrials hurt relative performance along with the overweight allocation to energy and underweight allocation to health care. The overweight exposure and positive security selection in information technology helped relative performance. Positive security selection in health care and financials also helped. The largest detractors to relative performance in the period were Seritage Growth Properties, Wells Fargo, General Electric, National Oilwell Varco, and Tesla put options; the largest positive contributors were Microsoft, Morgan Stanley, Alphabet, Oracle, and Evercore.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of –7.26% for the twelve-month period ended June 30, 2020 compared to the ICE BofAML BB-B U.S. High Yield Constrained Index return of 0.52%.

The Fund underperformed the ICE BofAML BB-B U.S. High Yield Constrained Index during the twelve-month period ended June 20, 2020. The Fund has a considerable overweight position in small- and mid-sized credits, which was a major headwind over the course of the year — large cap credits outperformed significantly. Credit selection in energy was the primary detractor from a sector perspective. Credit selection in retail, basic industry, and media also hurt performance along with the underweight exposure to telecommunications. Positive credit selection in utilities and leisure helped relative performance, along with the overweight exposure to basic industry and real estate.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Scott McBride Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Judd Peters Fund Manager	Ray Kennedy Fund Manager

Mark Hudoff Fund Manager	Patrick Meegan Fund Manager	Scott Rosenthal Fund Manager

Richard Mak Fund Manager	Ryan Thomes Fund Manager	Hunter Doble Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the International Value Fund is not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class Z shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class Z shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class Z shares are available only to eligible investors (provided that no compensation, administrative payments, sub-transfer agency payments and service payments are required).

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

MSCI World Index is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries.

MSCI World Growth Index is the growth investment style of the MSCI World Index. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS

Fund Information

growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI World Value Index is the value investment style of the MSCI World Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI World ex-USA Index is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

ICE BofAML BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of June 30, 2020. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for June 30, 2020. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 24 industry groups,

69 industries and 158 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Market capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Market Disruption: The recent global coronavirus pandemic (COVID-19) has caused and continues to cause disruption in the global economy, unprecedented business and travel disruption and extreme fluctuations in global capital and financial markets. Hotchkis & Wiley Capital Management, LLC (the "Advisor") is unable to predict the consequences of the upheaval caused by COVID-19, which, depending on the severity and the length of the outbreak, has the potential to negatively impact the Advisor's investment strategies and reduce available investment opportunities.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Fallen angels are credits that were investment grade rated when issued (BBB- or above), but have since been downgraded.

During the year ended June 30, 2020, the Value Opportunities Fund held futures contracts, which resulted in realized gains, and purchased put options, which resulted in realized and unrealized losses, and the High Yield Fund held credit default swap contracts, which resulted in realized gains.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2020	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	–17.51%	1.59%	8.93%	5.28%
Class A
Average annual total return (with sales charge)	–22.00%	0.26%	8.09%	4.66%
Average annual total return (without sales charge)	–17.68%	1.34%	8.67%	5.01%
Class C
Average annual total return (with CDSC)	–19.14%	0.58%	7.84%	4.24%
Average annual total return (without CDSC)	–18.33%	0.58%	7.84%	4.24%
Russell 1000® Value Index††
Average annual total return	–8.84%	4.64%	10.41%	6.83%
Russell 1000® Index††
Average annual total return	7.48%	10.47%	13.97%	9.19%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section. Effective June 30, 2020, the Fund discontinued the use of the S&P 500® Index. The Fund believes that the use of the Russell 1000® Value and Russell 1000® Indexes provide better comparative benchmarks since they more appropriately reflect the securities in which the Fund may invest.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2020	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	–18.18%	1.73%	9.35%	8.06%
Class A
Average annual total return (with sales charge)	–22.70%	0.38%	8.48%	7.63%
Average annual total return (without sales charge)	–18.42%	1.47%	9.07%	7.81%
Class C
Average annual total return (with CDSC)	–19.73%	0.74%	8.27%	7.00%
Average annual total return (without CDSC)	–18.93%	0.74%	8.27%	7.00%
Class Z
Average annual total return	–18.07%	1.76%	9.36%	8.06%
Russell 1000® Value Index††
Average annual total return	–8.84%	4.64%	10.41%	9.11%
Russell 1000® Index††
Average annual total return	7.48%	10.47%	13.97%	9.78%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section. Effective June 30, 2020, the Fund discontinued the use of the S&P 500® Index. The Fund believes that the use of the Russell 1000® Value and Russell 1000® Indexes provide better comparative benchmarks since they more appropriately reflect the securities in which the Fund may invest.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I is 6/24/87. Total Return Based on a $10,000 Investment for the Class I shares and the Russell 1000® Value Index and Average annual total return for the Russell 1000® Value Index reflect a beginning date of 6/30/87.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2020	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	–31.62%	–6.43%	6.02%	8.68%
Class A
Average annual total return (with sales charge)	–35.37%	–7.66%	5.18%	8.17%
Average annual total return (without sales charge)	–31.78%	–6.66%	5.75%	8.42%
Class C
Average annual total return (with CDSC)	–32.97%	–7.36%	4.96%	7.64%
Average annual total return (without CDSC)	–32.29%	–7.36%	4.96%	7.64%
Class Z
Average annual total return	–31.58%	–6.42%	6.02%	8.69%
Russell Midcap® Value Index††
Average annual total return	–11.81%	3.32%	10.29%	9.14%
Russell Midcap® Index††
Average annual total return	–2.24%	6.76%	12.35%	9.63%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A, Class C — 1/2/01; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2020	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	–24.70%	–3.43%	7.45%	9.80%
Class A
Average annual total return (with sales charge)	–28.81%	–4.69%	6.61%	9.38%
Average annual total return (without sales charge)	–24.86%	–3.66%	7.19%	9.55%
Class C
Average annual total return (with CDSC)	–26.11%	–4.38%	6.39%	8.75%
Average annual total return (without CDSC)	–25.40%	–4.38%	6.39%	8.75%
Class Z
Average annual total return	–24.61%	–3.40%	7.46%	9.80%
Russell 2000® Value Index††
Average annual total return	–17.48%	1.26%	7.82%	9.71%
Russell 2000® Index††
Average annual total return	–6.63%	4.29%	10.50%	9.19%

Returns shown for Class A, Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/6/00; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I is 9/20/85. Total Return Based on a $10,000 Investment for the Class I shares and the Russell 2000® Value Index and Average annual total return for the Russell 2000® Value Index reflect a beginning date of 9/30/85.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2020	1 Year	5 Years	Since 6/30/14*
Class I
Average annual total return	–21.14%	1.09%	1.39%
Class A
Average annual total return (with sales charge)	–25.64%	–0.29%	0.21%
Average annual total return (without sales charge)	–21.48%	0.79%	1.11%
Class Z
Average annual total return	–21.22%	1.06%	1.37%
Russell 2000® Value Index††
Average annual total return	–17.48%	1.26%	1.18%
Russell 2000® Index††
Average annual total return	–6.63%	4.29%	4.65%

Returns shown for Class Z shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods. (Inception date: Class Z — 9/30/19.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2020	1 Year	5 Years	Since 12/31/12*
Class I
Average annual total return	–20.42%	–0.68%	4.30%
Class A
Average annual total return (with sales charge)	–24.74%	–1.97%	3.31%
Average annual total return (without sales charge)	–20.57%	–0.91%	4.05%
MSCI World Index††
Average annual total return	2.84%	6.90%	8.97%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2020	1 Year	Since 12/31/15*
Class I
Average annual total return	–19.66%	–1.57%
MSCI World ex-USA Index††
Average annual total return	–5.42%	3.92%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2020	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	–17.56%	1.77%	10.69%	10.21%
Class A
Average annual total return (with sales charge)	–22.05%	0.44%	9.82%	9.65%
Average annual total return (without sales charge)	–17.73%	1.52%	10.41%	9.98%
Class C
Average annual total return (with CDSC)	–19.12%	0.78%	9.59%	9.15%
Average annual total return (without CDSC)	–18.32%	0.78%	9.59%	9.15%
Class Z
Average annual total return	–17.47%	1.79%	10.70%	10.21%
Russell 3000® Value Index††
Average annual total return	–9.42%	4.41%	10.23%	7.96%
Russell 3000® Index††
Average annual total return	6.53%	10.03%	13.72%	9.86%

Returns shown for Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class C shares. (Inception date: Class C — 8/28/03; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2020	1 Year	5 Years	10 Years	Since 3/31/09*
Class I
Average annual total return	–7.26%	2.26%	5.72%	8.24%
Class A
Average annual total return (with sales charge)	–11.23%	1.17%	5.01%	7.52%
Average annual total return (without sales charge)	–7.77%	1.95%	5.41%	7.88%
Class C
Average annual total return (with CDSC)	–9.01%	1.25%	4.66%	7.16%
Average annual total return (without CDSC)	–8.13%	1.25%	4.66%	7.16%
Class Z
Average annual total return	–7.24%	2.29%	5.74%	8.26%
ICE BofAML BB-B U.S. High Yield Constrained Index††
Average annual total return	0.52%	4.77%	6.53%	9.24%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 5/29/09; Class C — 12/31/12; Class Z — 3/29/18.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
General Electric Company	4.88%
American International Group, Inc.	4.45%
Microsoft Corp.	3.96%
Wells Fargo & Company	3.96%
Citigroup, Inc.	3.26%
Oracle Corp.	2.74%
General Motors Company	2.62%
Cummins, Inc.	2.58%
The Goldman Sachs Group, Inc.	2.48%
Anthem, Inc.	2.18%
COMMON STOCKS — 98.98%	Shares Held	Value
COMMUNICATION SERVICES — 10.03% Interactive Media & Services — 2.12%
Alphabet, Inc. (a)	1,080	$1,531,494
Media — 6.02%
Comcast Corp.	28,600	1,114,828
Discovery, Inc. (a)	45,700	880,182
The Interpublic Group of Companies, Inc.	22,000	377,520
News Corp.	102,400	1,214,464
Omnicom Group, Inc.	6,300	343,980
ViacomCBS, Inc.	18,500	431,420
		4,362,394
Wireless Telecommunication Services — 1.89%
Vodafone Group PLC — ADR	86,063	1,371,844
TOTAL COMMUNICATION SERVICES		7,265,732
CONSUMER DISCRETIONARY — 7.21% Auto Components — 2.81%
Adient PLC (a)	12,074	198,255
The Goodyear Tire & Rubber Company (a)	43,700	390,896
Magna International, Inc.	32,500	1,447,225
		2,036,376
Automobiles — 3.37%
General Motors Company (a)	75,000	1,897,500
Harley-Davidson, Inc.	22,800	541,956
		2,439,456
Internet Catalog & Retail — 1.03%
Booking Holdings, Inc. (a)	470	748,400
TOTAL CONSUMER DISCRETIONARY		5,224,232
CONSUMER STAPLES — 2.23% Food Products — 0.69%
Mondelez International, Inc.	9,800	501,074
Personal Products — 1.54%
Unilever PLC — ADR (l)	20,300	1,114,064
TOTAL CONSUMER STAPLES		1,615,138
	Shares Held	Value
ENERGY — 10.01% Energy Equipment & Services — 3.08%
Halliburton Company	52,000	$674,960
National Oilwell Varco, Inc. (a)	86,200	1,055,950
Schlumberger Ltd.	26,900	494,691
		2,225,601
Oil, Gas & Consumable Fuels — 6.93%
Apache Corp.	70,900	957,150
Hess Corp.	28,500	1,476,585
Marathon Oil Corp. (a)	96,300	589,356
Marathon Petroleum Corp.	18,522	692,352
Murphy Oil Corp.	20,000	276,000
Royal Dutch Shell PLC — ADR	31,462	1,028,493
		5,019,936
TOTAL ENERGY		7,245,537
FINANCIALS — 27.22% Banks — 12.72%
Bank of America Corp.	61,022	1,449,273
CIT Group, Inc.	10,000	207,300
Citigroup, Inc.	46,174	2,359,491
Citizens Financial Group, Inc.	50,200	1,267,048
Fifth Third Bancorp	17,000	327,760
The PNC Financial Services Group, Inc.	7,000	736,470
Wells Fargo & Company	111,934	2,865,510
		9,212,852
Capital Markets — 4.75%
The Bank of New York Mellon Corp.	18,200	703,430
The Goldman Sachs Group, Inc.	9,100	1,798,342
Morgan Stanley	12,000	579,600
State Street Corp.	5,700	362,235
		3,443,607
Consumer Finance — 1.06%
Discover Financial Services	15,300	766,377

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Diversified Value Fund

	Shares Held	Value
Diversified Financial Services — 1.32%
Equitable Holdings, Inc.	49,400	$952,926
Insurance — 7.37%
American International Group, Inc.	103,400	3,224,012
The Hartford Financial Services Group, Inc.	23,700	913,635
The Travelers Companies, Inc.	10,500	1,197,525
		5,335,172
TOTAL FINANCIALS		19,710,934
HEALTH CARE — 11.21% Biotechnology — 0.70%
Biogen, Inc. (a)	1,900	508,345
Health Care Equipment & Supplies — 2.97%
Medtronic PLC	14,682	1,346,340
Zimmer Biomet Holdings, Inc.	6,700	799,712
		2,146,052
Health Care Providers & Services — 5.02%
Anthem, Inc.	6,000	1,577,880
Centene Corp. (a)	8,200	521,110
Humana, Inc.	1,300	504,075
UnitedHealth Group, Inc.	3,500	1,032,325
		3,635,390
Pharmaceuticals — 2.52%
GlaxoSmithKline PLC — ADR	27,400	1,117,646
Sanofi — ADR	13,900	709,595
		1,827,241
TOTAL HEALTH CARE		8,117,028
INDUSTRIALS — 12.45% Aerospace & Defense — 0.46%
The Boeing Company (a)	1,300	238,290
Embraer SA — ADR (a)	16,400	98,072
		336,362
Air Freight & Logistics — 2.09%
FedEx Corp.	10,800	1,514,376
Construction & Engineering — 0.31%
Fluor Corp. (a)	18,600	224,688
Industrial Conglomerates — 4.88%
General Electric Company	517,300	3,533,159
Machinery — 4.71%
CNH Industrial NV (a)	152,600	1,072,778
Cummins, Inc.	10,800	1,871,208
PACCAR, Inc.	6,200	464,070
		3,408,056
TOTAL INDUSTRIALS		9,016,641
INFORMATION TECHNOLOGY — 14.27% Communications Equipment — 1.40%
Telefonaktiebolaget LM Ericsson — ADR	108,800	1,011,840
Electronic Equipment, Instruments & Components — 3.61%
Corning, Inc.	60,400	1,564,360
	Shares Held	Value
TE Connectivity Ltd.	12,900	$1,051,995
		2,616,355
Semiconductors & Semiconductor Equipment — 0.53%
Texas Instruments, Inc.	3,000	380,910
Software — 6.91%
Microsoft Corp.	14,100	2,869,491
Oracle Corp.	35,900	1,984,193
Teradata Corp. (a)	7,300	151,840
		5,005,524
Technology Hardware, Storage & Peripherals — 1.82%
Hewlett Packard Enterprise Company	135,700	1,320,361
TOTAL INFORMATION TECHNOLOGY		10,334,990
MATERIALS — 1.77% Chemicals — 0.54%
PPG Industries, Inc.	3,700	392,422
Containers & Packaging — 1.23%
International Paper Company	25,300	890,813
TOTAL MATERIALS		1,283,235
UTILITIES — 2.58% Electric Utilities — 2.58%
PPL Corp.	53,700	1,387,608
The Southern Company	9,200	477,020
TOTAL UTILITIES		1,864,628
Total common stocks (Cost $93,494,839)		71,678,095
Total long-term investments (Cost $93,494,839)		71,678,095
COLLATERAL FOR SECURITIES ON LOAN — 1.18%
Money Market Funds — 1.18%
Invesco Government & Agency Portfolio — Institutional Class, 0.09%^	853,050	853,050
Total collateral for securities on loan (Cost $853,050)		853,050
SHORT-TERM INVESTMENTS — 1.60%	Principal Amount
Time Deposits — 1.60%
Citigroup, Inc., 0.01%, 07/01/2020*	$1,157,255	1,157,255
Total short-term investments (Cost $1,157,255)		1,157,255
Total investments — 101.76% (Cost $95,505,144)		73,688,400
Liabilities in excess of other assets — (1.76)%		(1,274,988)
Net assets — 100.00%		$72,413,412

(a) — Non-income producing security.

(l)   — All or a portion of this security is on loan. The total market value of securities on loan was $835,959. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2020.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
General Electric Company	5.16%
American International Group, Inc.	4.51%
Microsoft Corp.	4.01%
Wells Fargo & Company	3.96%
Citigroup, Inc.	3.35%
The Goldman Sachs Group, Inc.	3.02%
General Motors Company	2.93%
Oracle Corp.	2.80%
Cummins, Inc.	2.57%
Anthem, Inc.	2.56%
COMMON STOCKS — 99.38%	Shares Held	Value
COMMUNICATION SERVICES — 5.64% Media — 3.69%
Comcast Corp.	185,400	$7,226,892
Discovery, Inc. (a)	247,100	4,759,146
ViacomCBS, Inc.	99,900	2,329,668
		14,315,706
Wireless Telecommunication Services — 1.95%
Vodafone Group PLC — ADR	473,444	7,546,698
TOTAL COMMUNICATION SERVICES		21,862,404
CONSUMER DISCRETIONARY — 7.51% Auto Components — 2.76%
Adient PLC (a)	64,091	1,052,374
Magna International, Inc.	216,800	9,654,104
		10,706,478
Automobiles — 3.72%
General Motors Company (a)	449,200	11,364,760
Harley-Davidson, Inc.	128,800	3,061,576
		14,426,336
Internet Catalog & Retail — 1.03%
Booking Holdings, Inc. (a)	2,500	3,980,850
TOTAL CONSUMER DISCRETIONARY		29,113,664
CONSUMER STAPLES — 2.33% Food Products — 0.71%
Mondelez International, Inc.	53,900	2,755,907
Personal Products — 1.62%
Unilever PLC — ADR (l)	114,500	6,283,760
TOTAL CONSUMER STAPLES		9,039,667
ENERGY — 10.81% Energy Equipment & Services — 3.30%
Halliburton Company	194,200	2,520,716
National Oilwell Varco, Inc. (a)	557,300	6,826,925
Schlumberger Ltd.	187,000	3,438,930
		12,786,571
	Shares Held	Value
Oil, Gas & Consumable Fuels — 7.51%
Apache Corp.	386,300	$5,215,050
Hess Corp.	161,900	8,388,039
Marathon Oil Corp. (a)	634,300	3,881,916
Marathon Petroleum Corp.	94,993	3,550,838
Murphy Oil Corp.	109,770	1,514,826
Royal Dutch Shell PLC — ADR	201,072	6,573,044
		29,123,713
TOTAL ENERGY		41,910,284
FINANCIALS — 28.39% Banks — 13.55%
Bank of America Corp.	408,349	9,698,288
Citigroup, Inc.	254,288	12,994,117
Citizens Financial Group, Inc.	378,700	9,558,388
The PNC Financial Services Group, Inc.	46,500	4,892,265
Wells Fargo & Company	600,163	15,364,173
		52,507,231
Capital Markets — 4.48%
The Goldman Sachs Group, Inc.	59,300	11,718,866
State Street Corp.	88,800	5,643,240
		17,362,106
Consumer Finance — 1.30%
Discover Financial Services	100,400	5,029,036
Diversified Financial Services — 1.35%
Equitable Holdings, Inc.	270,900	5,225,661
Insurance — 7.71%
American International Group, Inc.	560,800	17,485,744
The Hartford Financial Services Group, Inc.	129,100	4,976,805
The Travelers Companies, Inc.	65,100	7,424,655
		29,887,204
TOTAL FINANCIALS		110,011,238

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Large Cap Value Fund

	Shares Held	Value
HEALTH CARE — 11.56% Health Care Equipment & Supplies — 4.38%
Koninklijke Philips NV	49,737	$2,329,681
Medtronic PLC	92,900	8,518,930
Zimmer Biomet Holdings, Inc.	51,200	6,111,232
		16,959,843
Health Care Providers & Services — 4.34%
Anthem, Inc.	37,800	9,940,644
UnitedHealth Group, Inc.	23,400	6,901,830
		16,842,474
Pharmaceuticals — 2.84%
GlaxoSmithKline PLC — ADR	167,700	6,840,483
Sanofi — ADR	81,800	4,175,890
		11,016,373
TOTAL HEALTH CARE		44,818,690
INDUSTRIALS — 12.88% Aerospace & Defense — 0.51%
The Boeing Company (a)	6,800	1,246,440
Embraer SA — ADR (a)	123,000	735,540
		1,981,980
Air Freight & Logistics — 2.14%
FedEx Corp.	59,000	8,272,980
Industrial Conglomerates — 5.16%
General Electric Company	2,927,100	19,992,093
Machinery — 5.07%
CNH Industrial NV (a)	966,500	6,794,495
Cummins, Inc.	57,400	9,945,124
PACCAR, Inc.	38,900	2,911,665
		19,651,284
TOTAL INDUSTRIALS		49,898,337
INFORMATION TECHNOLOGY — 15.27% Communications Equipment — 1.72%
Telefonaktiebolaget LM Ericsson — ADR	718,800	6,684,840
Electronic Equipment, Instruments & Components — 3.78%
Corning, Inc.	297,600	7,707,840
TE Connectivity Ltd.	85,200	6,948,060
		14,655,900
Semiconductors & Semiconductor Equipment — 0.80%
Texas Instruments, Inc.	24,300	3,085,371
Software — 6.81%
Microsoft Corp.	76,400	15,548,164
Oracle Corp.	195,900	10,827,393
		26,375,557
	Shares Held	Value
Technology Hardware, Storage & Peripherals — 2.16%
Hewlett Packard Enterprise Company	860,300	$8,370,719
TOTAL INFORMATION TECHNOLOGY		59,172,387
MATERIALS — 2.22% Chemicals — 0.55%
PPG Industries, Inc.	20,100	2,131,806
Containers & Packaging — 1.67%
International Paper Company	183,300	6,453,993
TOTAL MATERIALS		8,585,799
UTILITIES — 2.77% Electric Utilities — 2.77%
PPL Corp.	292,200	7,550,448
The Southern Company	61,700	3,199,145
TOTAL UTILITIES		10,749,593
Total common stocks (Cost $470,547,809)		385,162,063
Total long-term investments (Cost $470,547,809)		385,162,063
COLLATERAL FOR SECURITIES ON LOAN — 1.02%
Money Market Funds — 1.02%
Invesco Government & Agency Portfolio — Institutional Class, 0.09%^	3,947,930	3,947,930
Total collateral for securities on loan (Cost $3,947,930)		3,947,930
SHORT-TERM INVESTMENTS — 0.16%	Principal Amount
Time Deposits — 0.16%
JPMorgan Chase & Company, 0.01%, 07/01/2020*	$604,180	604,180
Total short-term investments (Cost $604,180)		604,180
Total investments — 100.56% (Cost $475,099,919)		389,714,173
Liabilities in excess of other assets — (0.56)%		(2,157,094)
Net assets — 100.00%		$387,557,079

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $3,861,991. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2020.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
Cairn Energy PLC	4.58%
Citizens Financial Group, Inc.	4.42%
Popular, Inc.	4.16%
Royal Mail PLC	3.36%
PPL Corp.	3.28%
CNO Financial Group, Inc.	3.14%
American International Group, Inc.	2.58%
CIT Group, Inc.	2.52%
AMERCO	2.43%
Navistar International Corp.	2.41%
COMMON STOCKS — 97.71%	Shares Held	Value
COMMUNICATION SERVICES — 5.98% Media — 5.98%
Discovery, Inc. (a)	312,200	$6,012,972
The Interpublic Group of Companies, Inc.	86,500	1,484,340
News Corp.	519,200	6,157,712
Omnicom Group, Inc.	42,000	2,293,200
ViacomCBS, Inc.	83,100	1,937,892
TOTAL COMMUNICATION SERVICES		17,886,116
CONSUMER DISCRETIONARY — 13.06% Auto Components — 5.77%
Adient PLC (a)	287,600	4,722,392
The Goodyear Tire & Rubber Company (a)	506,200	4,527,959
Lear Corp. (a)	14,400	1,569,888
Magna International, Inc.	144,900	6,452,397
		17,272,636
Automobiles — 1.56%
General Motors Company (a)	138,300	3,498,990
Harley-Davidson, Inc.	48,500	1,152,845
		4,651,835
Diversified Consumer Services — 1.00%
H&R Block, Inc.	209,100	2,985,948
Hotels, Restaurants & Leisure — 0.50%
Hyatt Hotels Corp. (a)	29,700	1,493,613
Household Durables — 0.17%
TRI Pointe Group, Inc. (a)	34,000	499,460
Specialty Retail — 4.06%
Bed Bath & Beyond, Inc. (a)	518,100	5,491,860
Office Depot, Inc. (a)	2,836,450	6,665,657
		12,157,517
TOTAL CONSUMER DISCRETIONARY		39,061,009
CONSUMER STAPLES — 1.56% Food Products — 1.56%
Bunge Ltd.	113,500	4,668,255
TOTAL CONSUMER STAPLES		4,668,255
	Shares Held	Value
ENERGY — 14.98% Energy Equipment & Services — 3.11%
Frank's International NV (a)	516,100	$1,150,903
Halliburton Company	89,700	1,164,306
National Oilwell Varco, Inc. (a)	84,800	1,038,800
NexTier Oilfield Solutions, Inc. (a)	1,550,265	3,798,149
Schlumberger Ltd.	117,200	2,155,308
		9,307,466
Oil, Gas & Consumable Fuels — 11.87%
Apache Corp.	431,000	5,818,500
Cairn Energy PLC (a) (v)	9,416,200	13,703,136
Cenovus Energy, Inc. (a)	273,600	1,277,712
Equitrans Midstream Corp. (l)	343,900	2,857,809
Hess Corp.	62,800	3,253,668
Kosmos Energy Ltd. (a)	3,462,220	5,747,285
Marathon Oil Corp. (a)	194,900	1,192,788
PDC Energy, Inc. (a)	133,500	1,660,740
		35,511,638
TOTAL ENERGY		44,819,104
FINANCIALS — 28.62% Banks — 13.41%
CIT Group, Inc.	363,824	7,542,072
Citizens Financial Group, Inc.	524,400	13,235,856
Comerica, Inc.	39,200	1,493,520
Fifth Third Bancorp	118,500	2,284,680
First Horizon National Corp.	313,300	3,120,468
Popular, Inc.	334,700	12,440,799
		40,117,395
Capital Markets — 2.48%
Evercore, Inc.	51,700	3,046,164
Lazard Ltd.	59,400	1,700,622
State Street Corp.	42,100	2,675,455
		7,422,241

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Mid-Cap Value Fund

	Shares Held	Value
Consumer Finance — 2.30%
Discover Financial Services	71,700	$3,591,453
SLM Corp.	467,300	3,285,119
		6,876,572
Diversified Financial Services — 1.98%
Equitable Holdings, Inc.	308,000	5,941,320
Insurance — 8.45%
Alleghany Corp.	2,800	1,369,592
American International Group, Inc.	247,700	7,723,286
CNO Financial Group, Inc.	604,000	9,404,280
Enstar Group Ltd. (a)	31,100	4,751,147
The Hartford Financial Services Group, Inc.	52,700	2,031,585
		25,279,890
TOTAL FINANCIALS		85,637,418
HEALTH CARE — 3.21% Health Care Equipment & Supplies — 1.41%
Zimmer Biomet Holdings, Inc.	35,400	4,225,344
Health Care Providers & Services — 1.80%
Centene Corp. (a)	84,400	5,363,620
TOTAL HEALTH CARE		9,588,964
INDUSTRIALS — 13.10% Aerospace & Defense — 0.91%
Embraer SA — ADR (a)	453,100	2,709,538
Air Freight & Logistics — 3.36%
Royal Mail PLC (v)	4,459,000	10,049,734
Construction & Engineering — 1.97%
Fluor Corp. (a)	489,100	5,908,328
Machinery — 4.43%
CNH Industrial NV (a)	862,000	6,059,860
Navistar International Corp. (a)	255,200	7,196,640
		13,256,500
Road & Rail — 2.43%
AMERCO	24,100	7,282,779
TOTAL INDUSTRIALS		39,206,879
INFORMATION TECHNOLOGY — 8.96% Communications Equipment — 1.66%
CommScope Holding Company, Inc. (a)	329,800	2,747,234
Telefonaktiebolaget LM Ericsson — ADR	238,800	2,220,840
		4,968,074
Electronic Equipment, Instruments & Components — 5.28%
Arrow Electronics, Inc. (a)	87,800	6,030,982
Avnet, Inc.	108,000	3,011,580
Corning, Inc.	260,900	6,757,310
		15,799,872
Technology Hardware, Storage & Peripherals — 2.02%
Hewlett Packard Enterprise Company	622,200	6,054,006
TOTAL INFORMATION TECHNOLOGY		26,821,952
	Shares Held		Value
REAL ESTATE — 0.42% Equity Real Estate Investment Trusts — 0.42%
Vornado Realty Trust		33,000	$1,260,930
TOTAL REAL ESTATE			1,260,930
UTILITIES — 7.82% Electric Utilities — 5.66%
NRG Energy, Inc.		218,000	7,098,080
PPL Corp.		379,800	9,814,032
			16,912,112
Independent Power and Renewable Electricity Producers — 2.16%
Vistra Energy Corp.		347,500	6,470,450
TOTAL UTILITIES			23,382,562
Total common stocks (Cost $385,380,867)			292,333,189
Total long-term investments (Cost $385,380,867)			292,333,189
COLLATERAL FOR SECURITIES ON LOAN — 0.16%
Money Market Funds — 0.01%
Invesco Government & Agency Portfolio — Institutional Class, 0.09%^		485,350	485,350
Total collateral for securities on loan (Cost $485,350)			485,350
SHORT-TERM INVESTMENTS — 4.35%	PRINCIPAL AMOUNT
Time Deposits — 4.35%
Bank of Montreal, 0.01%, 07/01/2020*		$12,056,673	12,056,673
Citigroup, Inc., 0.01%, 07/01/2020*	GBP	758,682	940,079
Total short-term investments (Cost $13,045,204)			12,996,752
Total investments — 102.22% (Cost $398,911,421)			305,815,291
Liabilities in excess of other assets — (2.22)%			(6,629,646)
Net assets — 100.00%			$299,185,645

(a) — Non-income producing security.

(l) — All or a portion of this security is on a loan. The total market value of securities on loan was $472,788. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $23,752,870, which represented 7.94% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pound

^ — Rate shown is the 7-day yield as of June 30, 2020.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
Evercore, Inc.	5.19%
Enstar Group Ltd.	5.00%
The Bank of NT Butterfield & Son Ltd.	4.58%
Arrow Electronics, Inc.	4.21%
Popular, Inc.	3.82%
Seritage Growth Properties	3.76%
Triple-S Management Corp.	3.53%
News Corp.	3.10%
Frank's International NV	3.03%
Sonic Automotive, Inc.	2.92%
COMMON STOCKS — 97.71%	Shares Held	Value
COMMUNICATION SERVICES — 4.94% Media — 4.94%
MDC Partners, Inc. (a) (l)	3,277,700	$6,817,616
News Corp.	971,500	11,521,990
TOTAL COMMUNICATION SERVICES		18,339,606
CONSUMER DISCRETIONARY — 9.87% Auto Components — 0.52%
Lear Corp. (a)	17,600	1,918,752
Automobiles — 1.18%
Harley-Davidson, Inc.	185,100	4,399,827
Diversified Consumer Services — 0.65%
H&R Block, Inc.	167,700	2,394,756
Hotels, Restaurants & Leisure — 0.88%
Hyatt Hotels Corp. (a)	65,000	3,268,850
Specialty Retail — 6.14%
Group 1 Automotive, Inc. (a)	28,600	1,886,742
Office Depot, Inc. (a)	4,279,800	10,057,530
Sonic Automotive, Inc.	339,700	10,839,827
		22,784,099
Textiles, Apparel & Luxury Goods — 0.50%
Ralph Lauren Corp. (a)	25,500	1,849,260
TOTAL CONSUMER DISCRETIONARY		36,615,544
ENERGY — 8.88% Energy Equipment & Services — 3.60%
Frank's International NV (a)	5,037,500	11,233,625
NexTier Oilfield Solutions, Inc. (a)	799,137	1,957,886
Quintana Energy Services, Inc. (a)	176,900	176,104
		13,367,615
Oil, Gas & Consumable Fuels — 5.28%
Altus Midstream Company (a)	2,031,900	1,287,615
Berry Corp. (a)	234,400	1,132,152
Cairn Energy PLC (a) (v)	585,000	851,334
Equitrans Midstream Corp. (l)	993,500	8,255,985
	Shares Held	Value
Range Resources Corp. (a)	1,379,500	$7,766,585
Rockhopper Exploration PLC (a) (v)	3,219,900	306,067
		19,599,738
TOTAL ENERGY		32,967,353
FINANCIALS — 33.34% Banks — 14.50%
Associated Banc-Corp	70,100	958,968
The Bank of NT Butterfield & Son Ltd.	697,100	17,002,269
First Hawaiian, Inc.	610,100	10,518,124
First Horizon National Corp.	943,131	9,393,585
Investors Bancorp, Inc.	205,600	1,747,600
Popular, Inc.	381,600	14,184,072
		53,804,618
Capital Markets — 7.47%
Evercore, Inc.	326,900	19,260,948
Lazard Ltd.	44,600	1,276,898
Stifel Financial Corp.	151,300	7,176,159
		27,714,005
Consumer Finance — 1.21%
SLM Corp.	640,000	4,499,200
Insurance — 9.73%
CNO Financial Group, Inc.	643,900	10,025,523
Enstar Group Ltd. (a)	121,379	18,543,069
Global Indemnity Ltd.	316,036	7,565,902
		36,134,494
Thrifts & Mortgage Finance — 0.43%
Luther Burbank Corp.	160,100	1,601,000
TOTAL FINANCIALS		123,753,317
HEALTH CARE — 5.15% Health Care Providers & Services — 5.15%
Hanger, Inc. (a)	363,200	6,014,592
Triple-S Management Corp. (a)	688,500	13,095,270
TOTAL HEALTH CARE		19,109,862

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
INDUSTRIALS — 15.21% Building Products — 3.11%
Armstrong Flooring, Inc. (a)	836,100	$2,499,939
Resideo Technologies, Inc. (a)	770,780	9,033,542
		11,533,481
Commercial Services & Supplies — 0.39%
Quad/Graphics, Inc.	440,100	1,430,325
Construction & Engineering — 2.28%
Fluor Corp. (a)	700,400	8,460,832
Machinery — 3.13%
EnPro Industries, Inc.	124,300	6,126,747
Miller Industries, Inc.	123,700	3,682,549
Navistar International Corp. (a)	64,600	1,821,720
		11,631,016
Marine — 0.82%
Matson, Inc.	105,200	3,061,320
Professional Services — 0.84%
Hudson Global, Inc. (a) (o)	202,160	1,768,900
Korn Ferry	43,600	1,339,828
		3,108,728
Road & Rail — 2.81%
AMERCO	34,500	10,425,555
Trading Companies & Distributors — 1.83%
Rush Enterprises, Inc.	164,200	6,807,732
TOTAL INDUSTRIALS		56,458,989
INFORMATION TECHNOLOGY — 13.34% Communications Equipment — 0.70%
Casa Systems, Inc. (a)	199,600	830,336
CommScope Holding Company, Inc. (a)	211,400	1,760,962
		2,591,298
Electronic Equipment, Instruments & Components — 5.36%
Arrow Electronics, Inc. (a)	227,400	15,620,106
Avnet, Inc.	65,100	1,815,313
Belden, Inc.	75,600	2,460,780
		19,896,199
IT Services — 4.63%
Euronet Worldwide, Inc. (a)	112,300	10,760,586
KBR, Inc.	197,700	4,458,135
WEX, Inc. (a)	11,900	1,963,619
		17,182,340
Semiconductors & Semiconductor Equipment — 2.65%
Diodes, Inc. (a)	194,200	9,845,940
TOTAL INFORMATION TECHNOLOGY		49,515,777
MATERIALS — 0.00% Metals & Mining — 0.00%
Noranda Aluminum Holding Corp. (a) (i) (o)	800,300	3,041
TOTAL MATERIALS		3,041
	Shares Held	Value
REAL ESTATE — 4.40% Equity Real Estate Investment Trusts — 3.76%
Seritage Growth Properties (a) (l)	1,224,700	$13,961,580
Real Estate Management & Development — 0.64%
The RMR Group, Inc.	81,000	2,387,070
TOTAL REAL ESTATE		16,348,650
UTILITIES — 2.58% Electric Utilities — 0.95%
Portland General Electric Company	84,100	3,516,221
Multi-Utilities — 1.63%
Avista Corp.	166,600	6,062,574
TOTAL UTILITIES		9,578,795
Total common stocks (Cost $462,696,100)		362,690,934
Total long-term investments (Cost $462,696,100)		362,690,934
COLLATERAL FOR SECURITIES ON LOAN — 3.14%
Money Market Funds — 3.14%
Invesco Government & Agency Portfolio — Institutional Class, 0.09%^	11,643,691	11,643,691
Total collateral for securities on loan (Cost $11,643,691)		11,643,691
SHORT-TERM INVESTMENTS —1.93%	Principal Amount
Time Deposits — 1.93%
JPMorgan Chase & Company, 0.01%, 07/01/2020*	$7,180,138	7,180,138
Total short-term investments (Cost $7,180,138)		7,180,138
Total investments — 102.78% (Cost $481,519,929)		381,514,763
Liabilities in excess of other assets — (2.78)%		(10,339,377)
Net assets — 100.00%		$371,175,386

(a) — Non-income producing security.

(i) — Illiquid security. The total market value of these securities was $3,041, which represented 0.00% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $11,365,357. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,157,401, which represented 0.31% of net assets. See Security Valuation in Note 1 in Notes to Financial Statements.

^ — Rate shown is the 7-day yield as of June 30, 2020.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Small Cap Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Resideo Technologies, Inc.	0.69%
Fossil Group, Inc.	0.55%
Covenant Transportation Group, Inc.	0.53%
Johnson Outdoors, Inc.	0.48%
Hillenbrand, Inc.	0.48%
The Greenbrier Companies, Inc.	0.47%
Nu Skin Enterprises, Inc.	0.47%
Hooker Furniture Corp.	0.47%
MEDNAX, Inc.	0.46%
Pebblebrook Hotel Trust	0.46%
COMMON STOCKS — 98.36%	Shares Held	Value
COMMUNICATION SERVICES — 1.18% Media — 1.18%
Emerald Holding, Inc. (a)	155,710	$479,587
Entravision Communications Corp.	294,565	421,228
Meredith Corp. (a)	8,595	125,057
MSG Networks, Inc. (a)	56,429	561,469
TEGNA, Inc.	11,467	127,742
TOTAL COMMUNICATION SERVICES		1,715,083
CONSUMER DISCRETIONARY — 14.01% Auto Components — 1.43%
Adient PLC (a)	19,895	326,676
Cooper Tire & Rubber Company	22,759	628,377
The Goodyear Tire & Rubber Company (a)	48,410	433,027
Motorcar Parts of America, Inc. (a)	28,469	503,047
Visteon Corp. (a)	2,600	178,100
		2,069,227
Automobiles — 0.54%
Harley-Davidson, Inc.	11,700	278,109
Thor Industries, Inc.	4,700	500,691
		778,800
Distributors — 0.43%
Funko, Inc. (a)	108,600	629,880
Diversified Consumer Services — 0.08%
Regis Corp. (a)	14,600	119,428
Hotels, Restaurants & Leisure — 0.78%
Brinker International, Inc. (a)	11,070	265,680
Hilton Grand Vacations, Inc. (a)	21,452	419,387
Twin River Worldwide Holdings, Inc. (a)	19,900	443,571
		1,128,638
Household Durables — 3.60%
Century Communities, Inc. (a)	13,896	426,051
Ethan Allen Interiors, Inc. (a)	48,425	572,868
	Shares Held	Value
Flexsteel Industries, Inc.	9,614	$121,425
Green Brick Partners, Inc. (a)	5,350	63,398
Hamilton Beach Brands Holding Company	13,100	155,890
Hooker Furniture Corp.	34,975	680,264
iRobot Corp. (a)	7,000	587,300
La-Z-Boy, Inc.	15,800	427,548
LGI Homes, Inc. (a)	4,813	423,688
M/I Homes, Inc. (a)	6,823	234,984
Meritage Homes Corp. (a)	5,729	436,091
Taylor Morrison Home Corp. (a)	27,610	532,597
TRI Pointe Group, Inc. (a)	23,141	339,941
ZAGG, Inc. (a)	67,879	213,140
		5,215,185
Internet & Catalog Retail — 0.57%
Duluth Holdings, Inc. (a)	32,700	240,999
PetMed Express, Inc.	16,300	580,932
		821,931
Leisure Products — 0.48%
Johnson Outdoors, Inc.	7,700	700,854
Multiline Retail — 0.28%
Big Lots, Inc.	6,900	289,800
Dillard's, Inc.	4,700	121,213
		411,013
Specialty Retail — 4.30%
American Eagle Outfitters, Inc.	47,600	518,840
Asbury Automotive Group, Inc. (a)	3,364	260,138
Bed Bath & Beyond, Inc. (a)	23,314	247,128
Camping World Holdings, Inc.	16,200	439,992
Designer Brands, Inc. (a)	58,900	398,753
Genesco, Inc. (a)	7,700	166,782
Group 1 Automotive, Inc. (a)	6,728	443,846

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Haverty Furniture Companies, Inc.	27,698	$443,168
Hibbett Sports, Inc. (a)	20,473	428,705
Lithia Motors, Inc.	3,792	573,843
Office Depot, Inc. (a)	183,016	430,088
Sonic Automotive, Inc.	15,950	508,965
Sportsman's Warehouse Holdings, Inc. (a)	41,952	597,816
Tilly's, Inc.	55,400	314,118
Urban Outfitters, Inc. (a)	19,010	289,332
Zumiez, Inc. (a)	6,400	175,232
		6,236,746
Textiles, Apparel & Luxury Goods — 1.52%
Fossil Group, Inc. (a)	173,000	804,450
G-III Apparel Group Ltd. (a)	26,300	349,527
Movado Group, Inc. (a)	50,662	549,176
Rocky Brands, Inc.	6,200	127,472
Unifi, Inc. (a)	10,900	140,392
Vera Bradley, Inc. (a)	53,300	236,652
		2,207,669
TOTAL CONSUMER DISCRETIONARY		20,319,371
CONSUMER STAPLES — 2.33% Food & Staples Retailing — 0.38%
Village Super Market, Inc.	19,786	548,468
Household Products — 0.37%
Energizer Holdings, Inc.	11,200	531,888
Personal Products — 1.19%
Medifast, Inc.	3,400	471,818
Nu Skin Enterprises, Inc.	17,850	682,405
USANA Health Sciences, Inc. (a)	7,900	580,097
		1,734,320
Tobacco — 0.39%
Universal Corp.	13,300	565,383
TOTAL CONSUMER STAPLES		3,380,059
ENERGY — 7.27% Energy Equipment & Services — 3.06%
Cactus, Inc.	22,230	458,604
ChampionX Corp. (a)	44,600	435,296
Frank's International NV (a)	179,920	401,222
Hoegh LNG Partners LP	15,560	151,399
Liberty Oilfield Services, Inc. (a)	76,100	417,028
Matrix Service Company (a)	32,300	313,956
National Oilwell Varco, Inc. (a)	21,000	257,250
NexTier Oilfield Solutions, Inc. (a)	162,508	398,145
ProPetro Holding Corp. (a)	67,700	347,978
RPC, Inc. (a)	138,100	425,348
SEACOR Holdings, Inc. (a)	3,200	90,624
	Shares Held	Value
Select Energy Services, Inc. (a)	73,400	$359,660
Solaris Oilfield Infrastructure, Inc.	51,100	379,162
		4,435,672
Oil, Gas & Consumable Fuels — 4.21%
Altus Midstream Company (a)	256,800	162,734
Berry Corp. (a)	80,170	387,221
Bonanza Creek Energy, Inc. (a)	38,430	569,533
CNX Midstream Partners LP	64,710	430,322
Delek US Holdings, Inc.	29,840	519,514
Earthstone Energy, Inc. (a)	185,987	528,203
Kosmos Energy Ltd. (a)	132,013	219,142
Magnolia Oil & Gas Corp. (a)	73,600	446,016
Noble Midstream Partners LP	21,940	185,612
Oasis Midstream Partners LP	31,050	270,756
Par Pacific Holdings, Inc. (a)	16,170	145,368
PBF Energy, Inc. (a)	25,340	259,482
PDC Energy, Inc. (a)	36,398	452,791
Range Resources Corp. (a)	81,800	460,534
Renewable Energy Group, Inc. (a)	12,439	308,238
REX American Resources Corp. (a)	8,478	588,119
Talos Energy, Inc. (a)	7,700	70,840
World Fuel Services Corp.	4,044	104,173
		6,108,598
TOTAL ENERGY		10,544,270
FINANCIALS — 36.55% Banks — 21.79%
1st Source Corp.	8,566	304,778
Amalgamated Bank	25,700	324,848
Associated Banc-Corp	42,900	586,872
BankUnited, Inc.	32,710	662,377
Bar Harbor Bankshares	14,316	320,535
Boston Private Financial Holdings, Inc.	84,550	581,704
Bridge Bancorp, Inc.	19,970	456,115
Brookline Bancorp, Inc.	29,066	292,985
Bryn Mawr Bank Corp.	12,680	350,729
Cadence BanCorp	42,500	376,550
Camden National Corp.	9,116	314,867
Cathay General Bancorp	22,132	582,072
City Holding Company	5,400	351,918
Community Trust Bancorp, Inc.	15,610	511,384
ConnectOne Bancorp, Inc.	28,500	459,420
CrossFirst Bankshares, Inc. (a)	14,300	139,854
Customers Bancorp, Inc. (a)	50,444	606,337
Dime Community Bancshares, Inc.	40,513	556,243
Eagle Bancorp, Inc.	16,930	554,458

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Equity Bancshares, Inc. (a)	35,200	$613,888
FB Financial Corp.	6,300	156,051
Financial Institutions, Inc.	16,131	300,198
First BanCorp	103,086	576,251
First Business Financial Services, Inc.	8,935	146,981
First Financial Bancorp	21,350	296,552
First Financial Corp.	13,963	514,397
First Hawaiian, Inc.	34,470	594,263
First Horizon National Corp.	60,300	600,588
First Internet Bancorp	17,669	293,659
First Mid Bancshares, Inc.	10,972	287,796
First Midwest Bancorp, Inc.	32,100	428,535
The First of Long Island Corp.	27,880	455,559
Flushing Financial Corp.	51,168	589,455
FNB Corp.	58,170	436,275
Franklin Financial Network, Inc.	17,840	459,380
Fulton Financial Corp.	54,140	570,094
German American Bancorp, Inc.	4,600	143,060
Great Southern Bancorp, Inc.	14,610	589,660
Great Western Bancorp, Inc.	40,396	555,849
Hancock Whitney Corp.	14,300	303,160
Hanmi Financial Corp.	59,467	577,425
HBT Financial, Inc.	10,600	141,298
Heartland Financial USA, Inc.	12,700	424,688
Heritage Financial Corp.	15,200	304,000
Hilltop Holdings, Inc.	24,827	458,058
Home BancShares, Inc.	19,400	298,372
HomeTrust Bancshares, Inc.	9,429	150,864
Hope Bancorp, Inc.	62,083	572,405
Horizon Bancorp, Inc.	14,400	153,936
IBERIABANK Corp.	6,310	287,357
International Bancshares Corp.	14,236	455,837
Investors Bancorp, Inc.	67,664	575,144
Lakeland Bancorp, Inc.	40,320	460,858
Live Oak Bancshares, Inc.	40,255	584,100
Metropolitan Bank Holding Corp. (a)	11,900	381,752
Midland States Bancorp, Inc.	39,213	586,234
MidWestOne Financial Group, Inc.	14,994	299,880
Northrim BanCorp, Inc.	5,544	139,376
OceanFirst Financial Corp.	16,710	294,597
Old National Bancorp	9,474	130,362
Orrstown Financial Services, Inc.	10,879	160,465
Pacific Premier Bancorp, Inc.	13,670	296,366
Park National Corp.	5,040	354,715
Peapack-Gladstone Financial Corp.	30,836	577,558
	Shares Held	Value
Peoples Bancorp, Inc.	6,300	$134,064
RBB Bancorp	21,032	287,087
Renasant Corp.	12,000	298,800
Republic Bancorp, Inc.	8,810	288,175
Sandy Spring Bancorp, Inc.	22,675	561,887
South Plains Financial, Inc.	10,100	143,824
South State Corp.	2,600	123,916
Southern National Bancorp of Virginia, Inc.	28,506	276,223
Texas Capital Bancshares, Inc. (a)	12,690	391,740
Towne Bank	6,780	127,735
TriCo Bancshares	17,294	526,602
Trustmark Corp.	11,101	272,197
UMB Financial Corp.	7,120	367,036
Umpqua Holdings Corp.	41,030	436,559
United Bankshares, Inc.	10,424	288,328
Univest Financial Corp.	8,030	129,604
Washington Trust Bancorp, Inc.	8,600	281,650
West BanCorp, Inc.	7,249	126,785
Wintrust Financial Corp.	14,150	617,223
		31,590,779
Capital Markets — 4.54%
AllianceBernstein Holding LP	11,354	309,283
Artisan Partners Asset Management, Inc.	13,600	442,000
Brightsphere Investment Group, Inc.	38,413	478,626
Cowen, Inc.	38,600	625,705
Evercore, Inc.	4,800	282,816
GAIN Capital Holdings, Inc.	19,830	119,377
GAMCO Investors, Inc.	11,986	159,534
Greenhill & Company, Inc.	43,525	434,815
INTL FCStone, Inc. (a)	9,900	544,500
Oppenheimer Holdings, Inc.	12,821	279,370
Sculptor Capital Management, Inc.	23,411	302,704
Stifel Financial Corp.	12,300	583,389
Victory Capital Holdings, Inc.	34,727	596,957
Virtu Financial, Inc.	8,400	198,240
Virtus Investment Partners, Inc.	4,300	500,047
Waddell & Reed Financial, Inc.	18,818	291,867
Westwood Holdings Group, Inc.	27,180	428,085
		6,577,315
Consumer Finance — 0.52%
Navient Corp.	44,820	315,085
SLM Corp.	61,750	434,102
		749,187

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Insurance — 5.27%
Ambac Financial Group, Inc. (a)	42,787	$612,710
American Equity Investment Life Holding Company	25,726	635,690
Argo Group International Holdings Ltd.	8,600	299,538
CNO Financial Group, Inc.	38,386	597,670
Employers Holdings, Inc.	19,335	582,950
Enstar Group Ltd. (a)	2,149	328,303
Global Indemnity Ltd.	15,248	365,037
Horace Mann Educators Corp.	15,014	551,464
MBIA, Inc. (a)	84,776	614,626
National Western Life Group, Inc.	2,935	596,363
ProAssurance Corp.	39,767	575,428
State Auto Financial Corp.	7,600	135,660
Stewart Information Services Corp.	18,101	588,464
Third Point Reinsurance Ltd. (a)	77,378	581,109
United Fire Group, Inc.	20,900	579,139
		7,644,151
Mortgage Real Estate Investment Trusts — 0.69%
Colony Credit Real Estate, Inc. (a)	81,882	574,811
Great Ajax Corp.	47,034	432,713
		1,007,524
Thrifts & Mortgage Finance — 3.74%
Bridgewater Bancshares, Inc. (a)	13,700	140,425
Capitol Federal Financial, Inc.	12,043	132,593
Federal Agricultural Mortgage Corp.	4,300	275,243
FS Bancorp, Inc.	3,400	131,138
Hingham Institution for Savings	2,210	370,794
HomeStreet, Inc.	23,478	577,794
Luther Burbank Corp.	34,845	348,450
Merchants Bancorp	15,960	295,100
Meridian Bancorp, Inc.	12,670	146,972
Northfield Bancorp, Inc.	39,807	458,577
Premier Financial Corp.	16,080	284,134
Southern Missouri Bancorp, Inc.	5,459	132,654
Sterling Bancorp, Inc.	95,892	343,293
Territorial Bancorp, Inc.	5,432	129,227
TrustCo Bank Corp.	65,864	416,919
Washington Federal, Inc.	21,744	583,608
Waterstone Financial, Inc.	24,973	370,350
WSFS Financial Corp.	10,000	287,000
		5,424,271
TOTAL FINANCIALS		52,993,227
	Shares Held	Value
HEALTH CARE — 2.06% Health Care Providers & Services — 1.67%
Hanger, Inc. (a)	34,800	$576,288
Magellan Health, Inc. (a)	8,806	642,662
MEDNAX, Inc. (a)	39,100	668,610
Patterson Companies, Inc.	24,200	532,400
		2,419,960
Pharmaceuticals — 0.39%
Taro Pharmaceutical Industries Ltd. (a)	8,600	571,814
TOTAL HEALTH CARE		2,991,774
INDUSTRIALS — 19.41% Aerospace & Defense — 1.19%
AAR Corp.	22,050	455,774
Moog, Inc. (a)	2,700	143,046
National Presto Industries, Inc.	6,414	560,519
Vectrus, Inc. (a)	11,555	567,697
		1,727,036
Airlines — 0.46%
Hawaiian Holdings, Inc. (a)	30,110	422,744
Spirit Airlines, Inc. (a)	13,400	238,520
		661,264
Building Products — 2.11%
Armstrong Flooring, Inc. (a)	115,095	344,134
Caesarstone Ltd.	51,822	614,091
Insteel Industries, Inc.	31,500	600,705
Masonite International Corp. (a)	6,341	493,203
Resideo Technologies, Inc. (a)	85,700	1,004,404
		3,056,537
Commercial Services & Supplies — 1.59%
ACCO Brands Corp.	66,209	470,084
Deluxe Corp.	11,265	265,178
Ennis, Inc.	32,317	586,230
Herman Miller, Inc. (a)	5,614	132,547
Interface, Inc.	48,000	390,720
Knoll, Inc.	13,086	159,518
Steelcase, Inc.	24,535	295,892
		2,300,169
Construction & Engineering — 2.37%
Arcosa, Inc.	3,600	151,920
Comfort Systems USA, Inc.	9,700	395,275
Fluor Corp. (a)	48,200	582,256
MYR Group, Inc. (a)	17,144	547,065
Primoris Services Corp.	27,873	495,024

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Sterling Construction Company, Inc. (a)	32,400	$339,228
Tutor Perini Corp. (a)	33,621	409,504
Valmont Industries, Inc.	4,516	513,108
		3,433,380
Electrical Equipment — 1.99%
Acuity Brands, Inc.	3,000	287,220
AZZ, Inc.	13,100	449,592
Encore Wire Corp.	3,066	149,682
EnerSys	8,510	547,874
GrafTech International Ltd.	78,280	624,675
Preformed Line Products Company	6,527	326,415
Thermon Group Holdings, Inc. (a)	34,583	503,874
		2,889,332
Machinery — 4.67%
Astec Industries, Inc.	13,500	625,185
Blue Bird Corp. (a)	42,340	634,677
Commercial Vehicle Group, Inc. (a)	28,030	81,007
Crane Company	4,800	285,408
EnPro Industries, Inc.	12,060	594,437
Graham Corp.	24,489	311,990
The Greenbrier Companies, Inc.	30,099	684,752
Hillenbrand, Inc.	25,820	698,948
Hyster-Yale Materials Handling, Inc.	7,427	287,128
Kennametal, Inc.	10,400	298,584
Meritor, Inc. (a)	28,713	568,517
Miller Industries, Inc.	9,800	291,746
Mueller Water Products, Inc.	14,100	132,963
Navistar International Corp. (a)	22,636	638,335
Wabash National Corp.	60,082	638,071
		6,771,748
Marine — 0.39%
Matson, Inc.	19,613	570,738
Professional Services — 2.50%
BG Staffing, Inc.	24,260	274,623
GP Strategies Corp. (a)	42,383	363,646
Heidrick & Struggles International, Inc.	26,500	572,930
InnerWorkings, Inc. (a)	94,702	125,007
Kelly Services, Inc. (a)	29,050	459,426
Kforce, Inc.	4,300	125,775
Korn Ferry	18,456	567,153
Resources Connection, Inc.	48,685	582,760
TrueBlue, Inc. (a)	36,600	558,882
		3,630,202
	Shares Held	Value
Road & Rail — 1.05%
Covenant Transportation Group, Inc. (a)	53,050	$765,511
Universal Logistics Holdings, Inc. (a)	35,470	616,469
Werner Enterprises, Inc.	3,260	141,908
		1,523,888
Trading Companies & Distributors — 1.09%
DXP Enterprises, Inc. (a)	28,300	563,453
Rush Enterprises, Inc.	11,198	464,269
WESCO International, Inc. (a)	15,652	549,558
		1,577,280
TOTAL INDUSTRIALS		28,141,574
INFORMATION TECHNOLOGY — 5.88% Communications Equipment — 0.58%
Casa Systems, Inc. (a)	32,300	134,368
CommScope Holding Company, Inc. (a)	21,500	179,095
Plantronics, Inc. (a)	36,200	531,416
		844,879
Electronic Equipment, Instruments & Components — 2.91%
Belden, Inc.	17,200	559,860
ePlus, Inc. (a)	2,000	141,360
Insight Enterprises, Inc. (a)	5,368	264,106
Kimball Electronics, Inc. (a)	31,700	429,218
Methode Electronics, Inc.	8,659	270,680
PC Connection, Inc.	9,806	454,606
Plexus Corp. (a)	6,856	483,759
Sanmina Corp. (a)	21,695	543,243
ScanSource, Inc. (a)	24,353	586,664
Vishay Intertechnology, Inc.	31,726	484,456
		4,217,952
IT Services — 1.04%
Cass Information Systems, Inc.	10,800	421,524
NIC, Inc.	24,673	566,492
Unisys Corp. (a)	47,100	513,861
		1,501,877
Semiconductors & Semiconductor Equipment — 0.50%
Diodes, Inc. (a)	11,279	571,845
NVE Corp.	2,400	148,392
		720,237
Software — 0.42%
Ebix, Inc.	27,180	607,745
Technology Hardware, Storage & Peripherals — 0.43%
Super Micro Computer, Inc. (a)	22,000	624,580
TOTAL INFORMATION TECHNOLOGY		8,517,270

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
MATERIALS — 4.54% Chemicals — 2.15%
American Vanguard Corp. (a)	32,629	$448,975
Cabot Corp.	12,760	472,758
FutureFuel Corp.	35,830	428,169
Livent Corp. (a)	93,700	577,192
Minerals Technologies, Inc.	9,294	436,167
PolyOne Corp.	5,390	141,380
Trinseo SA	27,450	608,292
		3,112,933
Containers & Packaging — 0.09%
Silgan Holdings, Inc.	4,100	132,799
Metals & Mining — 1.73%
Century Aluminum Company (a)	79,400	566,122
Cleveland-Cliffs, Inc. (a)	86,840	479,357
Kaiser Aluminum Corp.	3,997	294,259
Schnitzer Steel Industries, Inc.	9,100	160,524
Warrior Met Coal, Inc.	29,800	458,622
Worthington Industries, Inc.	14,550	542,715
		2,501,599
Paper & Forest Products — 0.57%
Domtar Corp. (a)	19,600	413,756
Mercer International, Inc.	50,850	414,936
		828,692
TOTAL MATERIALS		6,576,023
REAL ESTATE — 0.90% Equity Real Estate Investment Trusts — 0.90%
Colony Capital, Inc.	133,372	320,093
Pebblebrook Hotel Trust	48,700	665,242
Seritage Growth Properties (a)	28,038	319,633
TOTAL REAL ESTATE		1,304,968
UTILITIES — 4.23% Electric Utilities — 1.69%
ALLETE, Inc.	10,476	572,094
El Paso Electric Company	8,354	559,718
Otter Tail Corp.	14,800	574,092
PNM Resources, Inc.	14,702	565,145
Portland General Electric Company	4,200	175,602
		2,446,651
	Shares Held	Value
Gas Utilities — 1.74%
South Jersey Industries, Inc.	23,344	$583,367
Southwest Gas Holdings, Inc.	6,400	441,920
Spire, Inc.	8,893	584,359
Star Group LP	40,960	359,219
Suburban Propane Partners LP	38,837	555,369
		2,524,234
Multi-Utilities — 0.80%
Avista Corp.	16,061	584,459
NorthWestern Corp.	10,603	578,076
		1,162,535
TOTAL UTILITIES		6,133,420
Total common stocks (Cost $160,298,595)		142,617,039
PREFERRED STOCKS — 0.04%
INDUSTRIALS — 0.04% Trading Companies & Distributors — 0.04%
WESCO International, Inc. — Series A, 10.625% (Fixed until 06/21/2025, then Five-Year Treasury Constant Maturity + 10.325%)	1,823	48,343
TOTAL INDUSTRIALS		48,343
Total preferred stocks (Cost $48,398)		48,343
Total long-term investments (Cost $160,346,993)		142,665,382
SHORT-TERM INVESTMENTS — 2.54%	Principal Amount
Time Deposits — 2.54%
Banco Bilbao Vizcaya Argentaria SA, 0.01%, 07/01/2020*	$3,680,401	3,680,401
Total short-term investments (Cost $3,680,401)		3,680,401
Total investments — 100.94% (Cost $164,027,394)		146,345,783
Liabilities in excess of other assets — (0.94)%		(1,355,698)
Net assets — 100.00%		$144,990,085

(a) — Non-income producing security.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Global Value Fund

* Based on country of risk.

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.97%
General Electric Company	4.66%
Microsoft Corp.	4.59%
Magna International, Inc.	3.01%
Oracle Corp.	2.88%
News Corp.	2.86%
Siemens AG	2.84%
Wells Fargo & Company	2.48%
Tokio Marine Holdings, Inc.	2.47%
Vodafone Group PLC	2.26%
COMMON STOCKS — 97.60%	Shares Held	Value
COMMUNICATION SERVICES — 7.26% Interactive Media & Services — 0.95%
Alphabet, Inc. (a)	170	$241,068
Media — 4.05%
Discovery, Inc. (a)	15,550	299,493
News Corp.	61,100	724,646
		1,024,139
Wireless Telecommunication Services — 2.26%
Vodafone Group PLC — ADR	35,872	571,800
TOTAL COMMUNICATION SERVICES		1,837,007
CONSUMER DISCRETIONARY — 5.82% Auto Components — 3.01%
Magna International, Inc.	17,111	761,953
Automobiles — 1.80%
General Motors Company (a)	18,045	456,539
Internet Catalog & Retail — 1.01%
Booking Holdings, Inc. (a)	160	254,774
TOTAL CONSUMER DISCRETIONARY		1,473,266
CONSUMER STAPLES — 4.16% Beverages — 1.71%
Heineken Holding NV	5,287	432,723
Household Products — 1.06%
Henkel AG & Company KGaA (v)	3,200	267,712
Personal Products — 1.39%
Unilever PLC (v)	6,556	353,636
TOTAL CONSUMER STAPLES		1,054,071
ENERGY — 5.76% Energy Equipment & Services — 2.35%
Frank's International NV (a)	81,516	181,781
National Oilwell Varco, Inc. (a)	33,669	412,445
		594,226
	Shares Held	Value
Oil, Gas & Consumable Fuels — 3.41%
Cenovus Energy, Inc. (a)	27,700	$129,563
Royal Dutch Shell PLC — ADR	8,400	274,596
Total SA (v)	11,900	458,843
		863,002
TOTAL ENERGY		1,457,228
FINANCIALS — 31.02% Banks — 15.55%
ABN AMRO Bank NV (r) (v)	32,300	277,961
BNP Paribas SA (a) (v)	9,756	389,790
Citigroup, Inc.	10,204	521,425
Citizens Financial Group, Inc.	21,250	536,350
ING Groep NV (v)	61,056	425,614
Popular, Inc.	12,600	468,342
Societe Generale SA (a) (v)	17,393	290,804
UniCredit SpA (a) (v)	43,100	397,777
Wells Fargo & Company	24,530	627,968
		3,936,031
Capital Markets — 6.15%
Credit Suisse Group AG (v)	45,764	476,169
Evercore, Inc.	9,100	536,172
The Goldman Sachs Group, Inc.	2,754	544,245
		1,556,586
Insurance — 9.32%
American International Group, Inc.	40,369	1,258,705
The Hartford Financial Services Group, Inc.	8,000	308,400
Tokio Marine Holdings, Inc. (v)	14,300	625,954
Zurich Insurance Group AG (v)	471	166,890
		2,359,949
TOTAL FINANCIALS		7,852,566

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Global Value Fund

	Shares Held	Value
HEALTH CARE — 7.42% Health Care Equipment & Supplies — 2.17%
Medtronic PLC	6,000	$550,200
Health Care Providers & Services — 3.51%
Anthem, Inc.	1,915	503,607
UnitedHealth Group, Inc.	1,300	383,435
		887,042
Pharmaceuticals — 1.74%
GlaxoSmithKline PLC — ADR	10,819	441,307
TOTAL HEALTH CARE		1,878,549
INDUSTRIALS — 19.02% Aerospace & Defense — 3.30%
Airbus SE (a) (v)	5,300	379,764
BAE Systems PLC (v)	76,359	456,584
		836,348
Air Freight & Logistics — 1.89%
Royal Mail PLC (v)	212,287	478,454
Airlines — 0.95%
Qantas Airways Ltd. (v)	90,200	239,020
Industrial Conglomerates — 7.50%
General Electric Company	172,772	1,180,033
Siemens AG (v)	6,100	719,413
		1,899,446
Machinery — 3.98%
CNH Industrial NV (a)	64,282	451,902
Cummins, Inc.	2,429	420,849
Navistar International Corp. (a)	4,792	135,134
		1,007,885
Road & Rail — 1.40%
AMERCO	1,172	354,167
TOTAL INDUSTRIALS		4,815,320
INFORMATION TECHNOLOGY — 16.30% Communications Equipment — 1.70%
Telefonaktiebolaget LM Ericsson — ADR	46,172	429,400
Electronic Equipment, Instruments & Components — 3.85%
Corning, Inc.	16,873	437,011
TE Connectivity Ltd.	6,600	538,230
		975,241
IT Services — 1.48%
Euronet Worldwide, Inc. (a)	3,900	373,698
Software — 7.47%
Microsoft Corp.	5,713	1,162,653
Oracle Corp.	13,175	728,182
		1,890,835
	Shares Held		Value
Technology Hardware, Storage & Peripherals — 1.80%
Hewlett Packard Enterprise Company		46,887	$456,210
TOTAL INFORMATION TECHNOLOGY			4,125,384
REAL ESTATE — 0.84% Equity Real Estate Investment Trusts — 0.84%
Seritage Growth Properties (a)		18,743	213,670
TOTAL REAL ESTATE			213,670
Total common stocks (Cost $28,677,447)			24,707,061
Total long-term investments (Cost $28,677,447)			24,707,061
SHORT-TERM INVESTMENTS — 2.30%	Principal Amount
Time Deposits — 2.30%
Australia and New Zealand Banking Group Ltd., 0.01%, 07/01/2020*		$572,127	572,127
Brown Brothers Harriman & Co., (0.25)%, 07/01/2020*	JPY	1,150,446	10,655
Total short-term investments (Cost $582,782)			582,782
Total investments — 99.90% (Cost $29,260,229)			25,289,843
Other assets in excess of liabilities — 0.10%			26,130
Net assets — 100.00%			$25,315,973

(a) — Non-income producing security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $277,961, which represented 1.10% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $6,404,385, which represented 25.30% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

JPY — Japanese Yen

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley International Value Fund

Largest Equity Holdings	Percent of net assets
Siemens AG	5.29%
Tokio Marine Holdings, Inc.	4.20%
Airbus SE	3.75%
BAE Systems PLC	3.69%
Royal Mail PLC	3.31%
Magna International, Inc.	3.26%
BNP Paribas SA	3.25%
Enstar Group Ltd.	3.17%
Vodafone Group PLC	3.01%
Heineken Holding NV	2.96%

* Based on country of risk.

COMMON STOCKS — 97.42%	Shares Held	Value
COMMUNICATION SERVICES — 3.69% Media — 0.68%
RTL Group SA (a) (v)	400	$12,833
Wireless Telecommunication Services — 3.01%
Vodafone Group PLC (v)	35,446	56,350
TOTAL COMMUNICATION SERVICES		69,183
CONSUMER DISCRETIONARY — 4.92% Auto Components — 3.26%
Magna International, Inc.	1,372	61,096
Automobiles — 1.66%
Bayerische Motoren Werke AG (v)	641	31,138
TOTAL CONSUMER DISCRETIONARY		92,234
CONSUMER STAPLES — 10.67% Beverages — 4.02%
Britvic PLC (v)	2,100	19,998
Heineken Holding NV	677	55,410
		75,408
Food & Staples Retailing — 1.11%
Tesco PLC (v)	7,396	20,802
Food Products — 1.02%
Ezaki Glico Company Ltd. (v)	400	19,070
Household Products — 2.23%
Henkel AG & Company KGaA (v)	500	41,830
Personal Products — 1.69%
Unilever PLC (v)	588	31,717
Tobacco — 0.60%
Scandinavian Tobacco Group (r) (v)	757	11,178
TOTAL CONSUMER STAPLES		200,005
ENERGY — 10.52% Energy Equipment & Services — 4.29%
Frank's International NV (a)	21,457	47,849
Subsea 7 SA (a) (v)	5,100	32,522
		80,371
	Shares Held	Value
Oil, Gas & Consumable Fuels — 6.23%
Cairn Energy PLC (a) (v)	23,436	$34,106
Cenovus Energy, Inc. (a)	4,000	18,709
Kosmos Energy Ltd. (a)	5,768	9,575
Royal Dutch Shell PLC (v)	1,527	24,996
Total SA (v)	760	29,304
		116,690
TOTAL ENERGY		197,061
FINANCIALS — 29.27% Banks — 15.21%
ABN AMRO Bank NV (r) (v)	3,500	30,120
AIB Group PLC (a) (v)	12,600	15,910
Bank of Ireland Group PLC (a) (v)	4,600	9,478
Barclays PLC (v)	24,617	34,729
BNP Paribas SA (a) (v)	1,524	60,889
ING Groep NV (v)	5,667	39,504
Royal Bank of Scotland Group PLC (v)	10,100	15,163
Societe Generale SA (a) (v)	2,031	33,958
UniCredit SpA (a) (v)	4,900	45,223
		284,974
Capital Markets — 2.30%
Credit Suisse Group AG (v)	4,148	43,159
Insurance — 11.76%
Enstar Group Ltd. (a)	389	59,428
Global Indemnity Ltd.	968	23,174
RSA Insurance Group PLC (v)	4,926	24,947
Tokio Marine Holdings, Inc. (v)	1,800	78,791
Zurich Insurance Group AG (v)	96	34,016
		220,356
TOTAL FINANCIALS		548,489

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley International Value Fund

	Shares Held	Value
HEALTH CARE — 7.87% Health Care Equipment & Supplies — 5.30%
Koninklijke Philips NV (v)	948	$44,288
Medtronic PLC	600	55,020
		99,308
Pharmaceuticals — 2.57%
GlaxoSmithKline PLC (v)	1,609	32,501
Sanofi (v)	153	15,604
		48,105
TOTAL HEALTH CARE		147,413
INDUSTRIALS — 21.72% Aerospace & Defense — 7.44%
Airbus SE (a) (v)	980	70,220
BAE Systems PLC (v)	11,575	69,213
		139,433
Air Freight & Logistics — 3.31%
Royal Mail PLC (v)	27,529	62,045
Airlines — 1.92%
Qantas Airways Ltd. (v)	13,600	36,038
Industrial Conglomerates — 5.29%
Siemens AG (v)	840	99,067
Machinery — 3.53%
CNH Industrial NV (a) (v)	1,759	12,358
CNH Industrial NV (a)	7,653	53,802
		66,160
Professional Services — 0.23%
Hudson Global, Inc. (a)	499	4,366
TOTAL INDUSTRIALS		407,109
INFORMATION TECHNOLOGY — 7.75% Communications Equipment — 2.94%
Telefonaktiebolaget LM Ericsson (v)	5,944	55,098
Electronic Equipment, Instruments & Components — 3.17%
Hitachi Ltd. (v)	600	19,071
TE Connectivity Ltd.	495	40,367
		59,438
Semiconductors & Semiconductor Equipment — 1.64%
Taiwan Semiconductor Manufacturing Company Ltd. — ADR	540	30,656
TOTAL INFORMATION TECHNOLOGY		145,192
	Shares Held	Value
MATERIALS — 1.01% Chemicals — 1.01%
Tikkurila Oyj (v)	1,353	$18,839
TOTAL MATERIALS		18,839
Total common stocks (Cost $2,246,128)		1,825,525
Total long-term investments (Cost $2,246,128)		1,825,525
SHORT-TERM INVESTMENTS — 4.05%	Principal Amount
Time Deposits — 4.05%
Banco Bilbao Vizcaya Argentaria SA, 0.01%, 07/01/2020*	$75,903	75,903
Total short-term investments (Cost $75,903)		75,903
Total investments — 101.47% (Cost $2,322,031)		1,901,428
Liabilities in excess of other assets — (1.47)%		(27,566)
Net assets — 100.00%		$1,873,862

(a) — Non-income producing security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $41,298, which represented 2.20% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,366,073, which represented 72.90% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Value Opportunities Fund

Largest Holdings*	Percent of net assets
Microsoft Corp.	8.55%
General Electric Company	6.65%
Medtronic PLC	4.05%
Wells Fargo & Company	3.85%
News Corp.	3.78%
Bank of America Corp.	3.74%
American International Group, Inc.	3.64%
TE Connectivity Ltd.	3.57%
The Goldman Sachs Group, Inc.	3.28%
AMERCO	3.19%

* Excluding short-term securities

COMMON STOCKS — 88.62%	Shares Held	Value
COMMUNICATION SERVICES — 10.45% Interactive Media & Services — 1.81%
Alphabet, Inc. (a)	6,600	$9,359,130
Media — 7.25%
Comcast Corp.	249,300	9,717,714
Discovery, Inc. (a)	185,900	3,580,434
News Corp.	1,649,500	19,563,070
ViacomCBS, Inc.	197,400	4,603,368
		37,464,586
Wireless Telecommunication Services — 1.39%
Vodafone Group PLC — ADR	448,600	7,150,684
TOTAL COMMUNICATION SERVICES		53,974,400
CONSUMER DISCRETIONARY — 0.73% Specialty Retail — 0.73%
Office Depot, Inc. (a) (c)	1,610,700	3,785,145
TOTAL CONSUMER DISCRETIONARY		3,785,145
ENERGY — 6.91% Energy Equipment & Services — 2.15%
Frank's International NV (a)	2,718,800	6,062,924
National Oilwell Varco, Inc. (a)	410,500	5,028,625
		11,091,549
Oil, Gas & Consumable Fuels — 4.76%
Cairn Energy PLC (a) (v)	5,157,600	7,505,713
Equitrans Midstream Corp.	922,100	7,662,651
Hess Corp.	103,900	5,383,059
Royal Dutch Shell PLC — ADR	124,800	4,079,712
		24,631,135
TOTAL ENERGY		35,722,684
FINANCIALS — 23.61% Banks — 7.59%
Bank of America Corp. (c)	813,700	19,325,375
Wells Fargo & Company	777,000	19,891,200
		39,216,575
	Shares Held	Value
Capital Markets — 9.59%
Evercore, Inc.	258,200	$15,213,144
The Goldman Sachs Group, Inc.	85,700	16,936,034
Morgan Stanley	309,400	14,944,020
Motors Liquidation Company GUC Trust (a) (i) (o)	1,623,100	2,450,881
		49,544,079
Insurance — 6.43%
American International Group, Inc. (c)	602,800	18,795,304
Enstar Group Ltd. (a)	53,800	8,219,026
Global Indemnity Ltd.	104,400	2,499,336
The Hartford Financial Services Group, Inc.	97,000	3,739,350
		33,253,016
TOTAL FINANCIALS		122,013,670
HEALTH CARE — 11.64% Health Care Equipment & Supplies — 4.05%
Medtronic PLC	228,200	20,925,940
Health Care Providers & Services — 7.59%
Anthem, Inc.	56,000	14,726,880
Triple-S Management Corp. (a)	815,500	15,510,810
UnitedHealth Group, Inc.	30,500	8,995,975
		39,233,665
TOTAL HEALTH CARE		60,159,605
INDUSTRIALS — 12.64% Air Freight & Logistics — 2.72%
Royal Mail PLC (c) (v)	6,237,800	14,058,810
Industrial Conglomerates — 6.65%
General Electric Company (c)	5,035,000	34,389,050
Professional Services — 0.08%
Hudson Global, Inc. (a)	48,170	421,487
Road & Rail — 3.19%
AMERCO	54,500	16,469,355
TOTAL INDUSTRIALS		65,338,702

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Value Opportunities Fund

	Shares Held	Value
INFORMATION TECHNOLOGY — 18.57% Electronic Equipment, Instruments & Components — 5.53%
Corning, Inc.	391,900	$10,150,210
TE Connectivity Ltd.	226,300	18,454,765
		28,604,975
IT Services — 1.34%
Euronet Worldwide, Inc. (a)	72,300	6,927,786
Software — 9.97%
Microsoft Corp. (c)	217,100	44,182,021
Oracle Corp. (c)	132,900	7,345,383
		51,527,404
Technology Hardware, Storage & Peripherals — 1.73%
Hewlett Packard Enterprise Company	917,900	8,931,167
TOTAL INFORMATION TECHNOLOGY		95,991,332
MATERIALS — 2.15% Chemicals — 1.85%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)	32,422	9,564,166
Metals & Mining — 0.30%
American Zinc Recycling LLC (Acquired 07/24/2014 — 12/10/2019, Cost $7,951,436) (a) (f) (i) (m) (u)	7,042	1,564,023
TOTAL MATERIALS		11,128,189
REAL ESTATE — 1.92% Equity Real Estate Investment Trusts — 1.92%
Seritage Growth Properties (a) (l)	870,900	9,928,260
TOTAL REAL ESTATE		9,928,260
Total common stocks (Cost $500,916,837)		458,041,987
PREFERRED STOCKS — 0.39%
FINANCIALS — 0.39% Thrifts & Mortgage Finance — 0.39%
Federal Home Loan Mortgage Corp. — Series K (a)	33,900	427,987
Federal Home Loan Mortgage Corp. — Series N (a)	118,600	1,349,075
Federal Home Loan Mortgage Corp. — Series S (a)	18,700	215,985
TOTAL FINANCIALS		1,993,047
Total preferred stocks (Cost $274,262)		1,993,047
CORPORATE BONDS — 1.72%	Amount Principal
ENERGY — 1.29% Energy Equipment & Services — 0.18%
Callon Petroleum Company 6.250%, 04/15/2023	$2,440,000	931,800
	Amount Principal	Value
Oil, Gas & Consumable Fuels — 1.11%
Whiting Petroleum Corp. 5.750%, 03/15/2021 (a) (d) (i)	$5,751,000	$1,114,256
6.625%, 01/15/2026 (a) (d) (i)	25,960,000	4,653,979
		5,768,235
TOTAL ENERGY		6,700,035
INDUSTRIALS — 0.43% Industrial Conglomerates — 0.43%
General Electric Company 5.000% (Fixed until 01/21/2021, then 3 Month LIBOR USD + 3.330%), Perpetual (b)	2,805,000	2,206,540
TOTAL INDUSTRIALS		2,206,540
Total corporate bonds (Cost $7,767,608)		8,906,575
TERM LOANS — 4.12%
CONSUMER DISCRETIONARY — 0.90% Specialty Retail — 0.90%
Ascena Retail Group, Inc. 5.250% (3 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/10/2019 — 11/04/2019, Cost $9,035,635) (b) (m)	13,370,000	4,655,301
TOTAL CONSUMER DISCRETIONARY		4,655,301
ENERGY — 2.49% Energy Equipment & Services — 2.49%
McDermott Technology Americas, Inc. 9.250% (3 Month LIBOR USD + 6.000%), 05/09/2025 (Acquired 11/05/2019 — 11/06/2019, Cost $4,631,571) (b) (d) (e) (m)	7,979,695	2,927,591
10.000% (1 Month LIBOR USD + 9.000%), 10/21/2020 (Acquired 11/13/2019 — 11/20/2019, Cost $8,370,530) (b) (e) (m)	8,302,069	8,273,012
10.043% (2 Month LIBOR USD + 9.000%), 10/21/2020 (Acquired 02/03/2020 — 02/20/2020, Cost $1,613,912) (b) (e) (m)	1,651,388	1,645,608
TOTAL ENERGY		12,846,211
MATERIALS — 0.73% Chemicals — 0.63%
Iracore International Holdings, Inc. 11.250% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $3,272,683) (b) (f) (m) (u)	3,272,683	3,272,683
Metals & Mining — 0.10%
American Zinc Recycling LLC 15.000% PIK, 02/28/2021 (Acquired 01/31/2020, Cost $306,830) (f) (i) (m) (p) (u)	515,000	499,550
TOTAL MATERIALS		3,772,233
Total term loans (Cost $27,231,161)		21,273,745

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley Value Opportunities Fund

PURCHASED PUT OPTIONS — 0.36%	Contracts (100 shares per contract)	Notional Amount	Value
CONSUMER DISCRETIONARY — 0.22% Automobiles — 0.22%
Tesla, Inc. (a) Expiration: January 2021, Exercise Price: $500.00	355	$38,333,255	$781,000
Expiration: June 2022, Exercise Price: $800.00	20	2,159,620	389,900
TOTAL CONSUMER DISCRETIONARY			1,170,900
INVESTMENT COMPANIES — 0.14% Exchange Traded Funds — 0.14%
iShares China Large-Cap ETF (a) Expiration: January 2021, Exercise Price: $40.00	2,100	8,337,000	716,100
TOTAL INVESTMENT COMPANIES			716,100
Total purchased put options (Cost $9,831,767)			1,887,000

WARRANTS — 0.03%	Shares Held
ENERGY — 0.00% Oil, Gas & Consumable Fuels — 0.00%
Lonestar Resources America, Inc. (Acquired 09/30/2016, Cost $339,200) (a) (f) (i) (m) Expiration: December 2021, Exercise Price: $5.00	80,000	0
TOTAL ENERGY		0
FINANCIALS — 0.03% Insurance — 0.03%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $42.47	117,400	164,360
TOTAL FINANCIALS		164,360
Total warrants (Cost $1,226,559)		164,360
Total long-term investments (Cost $547,248,194)		492,266,714
COLLATERAL FOR SECURITIES ON LOAN — 1.51%
Money Market Funds — 1.51%
Invesco Government & Agency Portfolio — Institutional Class, 0.09%^	7,825,765	7,825,765
Total collateral for securities on loan (Cost $7,825,765)		7,825,765
SHORT-TERM INVESTMENTS — 5.23%	Principal Amount	Value
Time Deposits — 5.23%
JPMorgan Chase & Company, 0.01%, 07/01/2020*	$27,022,697	$27,022,697
Total short-term investments (Cost $27,022,697)		27,022,697
Total investments — 101.98% (Cost $582,096,656)		527,115,176
Liabilities in excess of other assets — (1.98)%		(10,243,343)
Net assets — 100.00%		$516,871,833

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2020.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities and/or purchased put options.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $14,900,422, which represented 2.88% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $19,846,855, which represented 3.84% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $7,628,231. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $32,401,934, which represented 6.27% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $21,564,523, which represented 4.17% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

LIBOR — London Interbank Offered Rate

USD — United States Dollar

^ — Rate shown is the 7-day yield as of June 30, 2020.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley High Yield Fund

Largest Issuers	Percent of net assets
PG&E Corp. (includes Pacific Gas & Electric Company and PG&E Corp.)	2.03%
American Zinc Recycling LLC	1.92%
CCO Holdings LLC / CCO Holdings Capital Corp.	1.69%
General Electric Company	1.61%
Occidental Petroleum Corp.	1.34%
Ford Motor Company (includes Ford Motor Company and Ford Motor Credit Company LLC)	1.33%
Tenet Healthcare Corp.	1.11%
CommScope Holding Company, Inc. (includes CommScope, Inc. and CommScope Technologies LLC)	1.07%
Brookfield Asset Management, Inc. (includes Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. and Clarios Global LP / Clarios US Finance Company)	1.05%
CHS / Community Health Systems, Inc.	1.00%
CORPORATE BONDS — 86.95%	Principal Amount	Value
Advertising — 0.78%
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	$12,865,000	$12,004,653
Aerospace/Defense — 1.87%
F-Brasile SpA / F-Brasile US LLC 7.375%, 08/15/2026 (r)	11,441,000	8,834,740
Spirit AeroSystems, Inc. 7.500%, 04/15/2025 (r)	8,202,000	8,125,106
TransDigm, Inc. 6.250%, 03/15/2026 (r)	11,944,000	11,957,139
		28,916,985
Airlines — 0.63%
American Airlines, Inc. 11.750%, 07/15/2025 (r)	1,899,000	1,789,409
Delta Air Lines, Inc. 7.000%, 05/01/2025 (r)	7,669,000	7,924,522
		9,713,931
Auto Loans — 0.83%
Ford Motor Credit Company LLC 4.389%, 01/08/2026	13,539,000	12,855,754
Auto Parts & Equipment — 3.35%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	8,657,000	7,179,120
Adient US LLC 7.000%, 05/15/2026 (r)	5,870,000	6,085,048
Clarios Global LP / Clarios US Finance Company 6.250%, 05/15/2026 (r)	10,814,000	11,199,735
Delphi Technologies PLC 5.000%, 10/01/2025 (r)	10,602,000	11,392,379
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	7,283,000	6,703,091
	Principal Amount	Value
Meritor, Inc. 6.250%, 02/15/2024	$9,142,000	$9,243,888
		51,803,261
Automakers — 1.78%
Ford Motor Company 9.000%, 04/22/2025	7,108,000	7,698,852
General Motors Company 5.200%, 04/01/2045	8,608,000	8,335,953
Navistar International Corp. 6.625%, 11/01/2025 (c) (r)	12,110,000	11,505,772
		27,540,577
Banking — 1.34%
BNP Paribas SA 6.625% (Fixed until 03/24/2024, then 5 Year Swap Rate USD + 4.149%), Perpetual (r)	10,405,000	10,652,119
Societe Generale SA 7.375% (Fixed until 09/12/2021, then 5 Year Swap Rate USD + 6.238%), Perpetual (r)	9,952,000	10,060,676
		20,712,795
Building & Construction — 3.61%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.750%, 08/01/2025 (r)	8,203,000	8,089,347
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. 4.875%, 02/15/2030 (r)	6,103,000	5,105,404
Installed Building Products, Inc. 5.750%, 02/01/2028 (r)	2,145,000	2,152,636
TopBuild Corp. 5.625%, 05/01/2026 (r)	8,550,000	8,665,938
TRI Pointe Group, Inc. 5.250%, 06/01/2027	10,772,000	10,756,488
Tutor Perini Corp. 6.875%, 05/01/2025 (r)	10,355,000	9,895,497

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	$11,307,000	$11,263,412
		55,928,722
Building Materials — 3.43%
Beacon Roofing Supply, Inc. 4.875%, 11/01/2025 (r)	9,643,000	8,632,124
4.500%, 11/15/2026 (r)	2,385,000	2,347,699
Builders FirstSource, Inc. 6.750%, 06/01/2027 (r)	10,606,000	10,889,021
Masonite International Corp. 5.750%, 09/15/2026 (r)	6,377,000	6,591,012
Resideo Funding, Inc. 6.125%, 11/01/2026 (r)	8,551,000	8,385,581
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	8,707,000	8,988,976
WESCO Distribution, Inc. 7.250%, 06/15/2028 (r)	6,944,000	7,340,294
		53,174,707
Cable & Satellite TV — 4.53%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 06/01/2029 (c) (r)	24,814,000	26,207,058
CSC Holdings LLC 6.500%, 02/01/2029 (r)	9,483,000	10,377,958
DISH DBS Corp. 7.375%, 07/01/2028 (e) (r)	3,210,000	3,205,988
Telenet Finance Luxembourg 5.500%, 03/01/2028 (r)	7,400,000	7,770,000
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (r)	7,437,000	7,851,204
VTR Finance BV 6.875%, 01/15/2024 (r)	6,936,000	7,094,973
Ziggo BV 4.875%, 01/15/2030 (r)	7,592,000	7,650,458
		70,157,639
Chemicals — 3.05%
Atotech Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 02/01/2025 (r)	9,877,000	9,778,230
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.750%, 06/15/2027 (r)	7,579,000	7,637,358
Element Solutions, Inc. 5.875%, 12/01/2025 (r)	8,277,000	8,382,966
Huntsman International LLC 4.500%, 05/01/2029	35,000	36,875
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 07/01/2028 (r)	4,435,000	4,634,575
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.375%, 09/01/2025 (r)	9,841,000	9,355,101
Univar Solutions USA, Inc. 5.125%, 12/01/2027 (r)	7,357,000	7,454,922
		47,280,027
	Principal Amount	Value
Consumer — Products — 0.16%
Winnebago Industries, Inc. 6.250%, 07/15/2028 (e) (r)	$2,500,000	$2,500,000
Consumer/Commercial/Lease Financing — 2.17%
Credit Acceptance Corp. 6.625%, 03/15/2026	7,368,000	7,430,075
DAE Funding LLC 5.000%, 08/01/2024 (r)	13,339,000	12,546,863
Navient Corp. 5.000%, 03/15/2027	7,372,000	6,208,662
Park Aerospace Holdings Ltd. 5.500%, 02/15/2024 (r)	8,104,000	7,419,763
		33,605,363
Diversified Capital Goods — 3.41%
EnPro Industries, Inc. 5.750%, 10/15/2026	10,179,000	10,215,237
General Electric Company 5.000% (Fixed until 01/20/2021, then 3 Month LIBOR USD + 3.330%), Perpetual (b)	31,773,000	24,994,084
Matthews International Corp. 5.250%, 12/01/2025 (r)	14,074,000	12,717,900
Titan International, Inc. 6.500%, 11/30/2023	80,000	52,532
Vertical US Newco, Inc. 5.250%, 07/15/2027 (e) (r)	4,850,000	4,850,000
		52,829,753
Electric — Generation — 0.86%
NRG Energy, Inc. 7.250%, 05/15/2026	4,799,000	5,074,054
Vistra Operations Company LLC 5.000%, 07/31/2027 (r)	8,057,000	8,200,012
		13,274,066
Electric — Integrated — 2.03%
Pacific Gas & Electric Company 6.050%, 03/01/2034	13,362,000	15,953,894
PG&E Corp. 5.000%, 07/01/2028	7,714,000	7,704,358
5.250%, 07/01/2030	7,714,000	7,771,855
		31,430,107
Electronics — 1.77%
Microchip Technology, Inc. 4.250%, 09/01/2025 (r)	11,387,000	11,491,688
Qorvo, Inc. 5.500%, 07/15/2026	8,041,000	8,376,470
Sensata Technologies BV 5.625%, 11/01/2024 (r)	7,114,000	7,566,771
		27,434,929
Energy — Exploration & Production — 4.08%
Apache Corp. 4.375%, 10/15/2028	5,405,000	4,775,235

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Bellatrix Exploration Ltd. 8.500%, 09/11/2023 (a) (d) (f) (i) (u)	$7,471,000	$0
3.000% Cash and 9.500% PIK, 12/15/2023 (a) (d) (f) (i) (p) (u)	8,141,000	0
Callon Petroleum Company 6.250%, 04/15/2023	3,881,000	1,482,096
6.375%, 07/01/2026 (i)	12,447,000	4,151,821
HighPoint Operating Corp. 8.750%, 06/15/2025	14,377,000	3,522,365
Jonah Energy LLC / Jonah Energy Finance Corp. 7.250%, 10/15/2025 (i) (r)	21,178,000	2,806,085
Lonestar Resources America, Inc. 11.250%, 01/01/2023 (i) (r)	16,448,000	1,727,040
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/2026 (r)	20,094,000	10,118,535
Occidental Petroleum Corp. 2.700%, 08/15/2022	4,083,000	3,808,602
3.500%, 08/15/2029	18,717,000	13,773,840
8.875%, 07/15/2030 (e)	3,215,000	3,219,019
PetroQuest Energy, Inc. 10.000% PIK, 02/15/2024 (f) (i) (p) (u)	7,277,655	0
Range Resources Corp. 9.250%, 02/01/2026 (r)	9,146,000	8,238,534
Southwestern Energy Company 7.750%, 10/01/2027	2,570,000	2,244,008
Unit Corp. 6.625%, 05/15/2021 (d)	24,129,000	3,258,501
		63,125,681
Food — Wholesale — 0.94%
Kraft Heinz Foods Company 4.250%, 03/01/2031 (r)	3,798,000	4,034,520
5.000%, 07/15/2035	6,626,000	7,295,945
TreeHouse Foods, Inc. 6.000%, 02/15/2024 (r)	3,190,000	3,262,110
		14,592,575
Forestry/Paper — 3.59%
Boise Cascade Company 5.625%, 09/01/2024 (r)	9,438,000	9,543,186
Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 01/15/2026 (e) (r)	10,373,000	10,807,369
Mercer International, Inc. 7.375%, 01/15/2025	13,179,000	13,152,906
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	18,881,000	11,259,779
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/2026 (r)	10,584,000	10,859,819
		55,623,059
Gaming — 4.55%
Boyd Gaming Corp. 6.000%, 08/15/2026	9,825,000	9,172,227
Churchill Downs, Inc. 5.500%, 04/01/2027 (r)	6,188,000	6,032,774
	Principal Amount	Value
International Game Technology PLC 6.250%, 01/15/2027 (r)	$10,636,000	$10,873,342
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (c) (r)	13,513,000	11,954,208
MGM China Holdings Ltd. 5.875%, 05/15/2026 (r)	7,651,000	7,896,138
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	12,819,000	12,004,224
Twin River Worldwide Holdings, Inc. 6.750%, 06/01/2027 (r)	65,000	61,982
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	12,600,000	12,510,603
		70,505,498
Gas Distribution — 3.30%
American Midstream Partners LP / American Midstream Finance Corp. 9.500%, 12/15/2021 (r)	12,223,000	11,167,238
EQM Midstream Partners LP 5.500%, 07/15/2028	12,133,000	11,583,739
Holly Energy Partners LP / Holly Energy Finance Corp. 5.000%, 02/01/2028 (r)	8,517,000	8,132,415
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	8,269,000	7,989,425
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	13,364,000	12,296,016
		51,168,833
Health Facilities — 2.81%
CHS / Community Health Systems, Inc. 8.000%, 03/15/2026 (r)	11,865,000	11,226,663
8.000%, 12/15/2027 (r)	2,318,000	2,221,421
6.875%, 04/01/2028 (r)	5,644,000	2,112,972
HCA, Inc. 5.875%, 02/01/2029 (c)	9,545,000	10,817,301
Tenet Healthcare Corp. 6.250%, 02/01/2027 (c) (r)	9,756,000	9,713,269
5.125%, 11/01/2027 (r)	7,532,000	7,453,667
		43,545,293
Health Services — 0.44%
DaVita, Inc. 5.000%, 05/01/2025 (c)	6,675,000	6,831,863
Hotels — 1.53%
Hyatt Hotels Corp. 4.375%, 09/15/2028	21,000	21,555
5.750%, 04/23/2030	5,328,000	5,892,087
Wyndham Destinations, Inc. 4.625%, 03/01/2030 (r)	9,635,000	8,928,947
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026 (r)	9,222,000	8,902,965
		23,745,554

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Investments & Miscellaneous Financial Services — 0.68%
SoftBank Group Corp. 6.000% (Fixed until 07/18/2023, then 5 Year Mid Swap Rate USD + 4.226%), Perpetual	$11,481,000	$10,539,558
Life Insurance — 0.50%
CNO Financial Group, Inc. 5.250%, 05/30/2029	7,228,000	7,771,997
Machinery — 0.55%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	10,023,000	8,531,026
Managed Care — 1.17%
Centene Corp. 5.375%, 06/01/2026 (r)	3,668,000	3,817,379
5.375%, 08/15/2026 (r)	6,305,000	6,584,154
Molina Healthcare, Inc. 4.375%, 06/15/2028 (r)	7,720,000	7,753,775
		18,155,308
Media — Broadcast — 0.00%
Terrier Media Buyer, Inc. 8.875%, 12/15/2027 (r)	40,000	38,450
Media — Diversified — 0.74%
National CineMedia LLC 5.750%, 08/15/2026	12,395,000	8,596,676
5.875%, 04/15/2028 (r)	3,550,000	2,850,420
		11,447,096
Media Content — 1.56%
Salem Media Group, Inc. 6.750%, 06/01/2024 (r)	14,067,000	11,534,940
Townsquare Media, Inc. 6.500%, 04/01/2023 (c) (r)	14,651,000	12,653,263
		24,188,203
Metals/Mining Excluding Steel — 2.02%
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023 (r)	9,911,000	9,892,318
Kaiser Aluminum Corp. 6.500%, 05/01/2025 (r)	8,168,000	8,499,825
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (c) (r)	13,316,000	12,824,839
		31,216,982
Oil Field Equipment & Services — 3.15%
ChampionX Corp. 6.375%, 05/01/2026	3,125,000	2,915,094
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025	14,305,000	11,889,529
Nabors Industries Ltd. 7.500%, 01/15/2028 (r)	5,057,000	3,125,858
Nine Energy Service, Inc. 8.750%, 11/01/2023 (r)	17,762,000	8,731,178
	Principal Amount	Value
SESI LLC 7.750%, 09/15/2024	$15,084,000	$5,560,641
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	18,758,000	8,499,531
Transocean Poseidon Ltd. 6.875%, 02/01/2027 (r)	9,322,000	8,063,530
		48,785,361
Oil Refining & Marketing — 1.22%
Parkland Corp. 5.875%, 07/15/2027 (r)	7,429,000	7,724,786
PBF Holding Company LLC / PBF Finance Corp. 9.250%, 05/15/2025 (r)	1,515,000	1,620,103
6.000%, 02/15/2028 (r)	11,400,000	9,490,500
		18,835,389
Packaging — 0.81%
Plastipak Holdings, Inc. 6.250%, 10/15/2025 (c) (r)	12,851,000	12,505,629
Personal & Household Products — 1.27%
Edgewell Personal Care Company 5.500%, 06/01/2028 (r)	3,750,000	3,864,844
Energizer Holdings, Inc. 6.375%, 07/15/2026 (r)	6,567,000	6,806,498
Vista Outdoor, Inc. 5.875%, 10/01/2023	9,234,000	9,059,893
		19,731,235
Pharmaceuticals — 1.40%
Bausch Health Companies, Inc. 7.250%, 05/30/2029 (r)	12,868,000	13,521,887
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 9.500%, 07/31/2027 (r)	2,818,000	2,994,689
6.000%, 06/30/2028 (r)	3,556,000	2,311,400
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.625%, 10/15/2023 (r)	7,021,000	1,404,200
Par Pharmaceutical, Inc. 7.500%, 04/01/2027 (r)	1,409,000	1,450,629
		21,682,805
Printing & Publishing — 1.68%
LSC Communications, Inc. 8.750%, 10/15/2023 (d) (i) (r)	10,097,000	1,009,700
Meredith Corp. 6.500%, 07/01/2025 (r)	6,425,000	6,392,875
6.875%, 02/01/2026 (c)	10,957,000	9,123,127
Vericast Corp. 9.250%, 03/01/2021 (r)	3,902,000	3,928,826
8.375%, 08/15/2022 (r)	6,663,000	5,606,815
		26,061,343
Recreation & Travel — 1.40%
Carnival Corp. 11.500%, 04/01/2023 (r)	11,153,000	12,072,432

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
VOC Escrow Ltd. 5.000%, 02/15/2028 (r)	$12,813,000	$9,543,314
		21,615,746
Software/Services — 1.23%
Expedia Group, Inc. 7.000%, 05/01/2025 (r)	7,629,000	7,949,874
Fair Isaac Corp. 4.000%, 06/15/2028 (r)	7,025,000	7,060,125
PTC, Inc. 4.000%, 02/15/2028 (r)	3,975,000	3,955,364
		18,965,363
Specialty Retail — 2.80%
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.500%, 05/01/2025 (r)	13,670,000	9,569,000
L Brands, Inc. 6.875%, 07/01/2025 (r)	7,714,000	7,983,990
Liberty Interactive LLC 8.250%, 02/01/2030 (c)	13,843,000	13,501,701
Murphy Oil USA, Inc. 5.625%, 05/01/2027	8,036,000	8,325,778
The William Carter Company 5.625%, 03/15/2027 (r)	3,874,000	4,001,474
		43,381,943
Steel Producers/Products — 0.46%
Allegheny Technologies, Inc. 5.875%, 12/01/2027	7,599,000	7,080,178
Support — Services — 2.56%
Ashtead Capital, Inc. 4.250%, 11/01/2029 (r)	9,389,000	9,412,473
Gartner, Inc. 4.500%, 07/01/2028 (r)	3,270,000	3,316,434
The GEO Group, Inc. 5.875%, 10/15/2024	13,140,000	10,371,993
Herc Holdings, Inc. 5.500%, 07/15/2027 (r)	8,814,000	8,855,250
Vizient, Inc. 6.250%, 05/15/2027 (r)	7,354,000	7,729,495
		39,685,645
Technology Hardware & Equipment — 2.40%
CommScope, Inc. 6.000%, 03/01/2026 (r)	7,164,000	7,361,942
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	9,554,000	9,251,138
Ingram Micro, Inc. 5.000%, 08/10/2022	1,763,000	1,763,936
5.450%, 12/15/2024	10,758,000	10,856,422
NCR Corp. 6.125%, 09/01/2029 (r)	7,847,000	7,898,633
		37,132,071
	Principal Amount	Value
Telecom — Satellite — 0.63%
Telesat Canada / Telesat LLC 6.500%, 10/15/2027 (r)	$9,803,000	$9,672,522
Telecom — Wireless — 0.33%
Sprint Corp. 7.625%, 03/01/2026	4,331,000	5,122,209
Theaters & Entertainment — 0.41%
Cinemark USA, Inc. 8.750%, 05/01/2025 (r)	10,000	10,394
Live Nation Entertainment, Inc. 6.500%, 05/15/2027 (r)	6,067,000	6,260,385
		6,270,779
Transport Infrastructure/Services — 1.14%
GasLog Ltd. 8.875%, 03/22/2022	10,432,000	9,519,356
XPO Logistics, Inc. 6.750%, 08/15/2024 (r)	7,764,000	8,153,792
		17,673,148
Total corporate bonds (Cost $1,527,214,807)		1,346,391,611
CONVERTIBLE BONDS — 0.68%
REITs — 0.68%
Colony Capital, Inc. 3.875%, 01/15/2021	11,021,000	10,531,151
Total convertible bonds (Cost $10,920,949)		10,531,151
ASSET-BACKED SECURITIES — 0.31%
Air Transportation — 0.31%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A 4.800%, 08/15/2027 (e) (r)	4,676,000	4,757,830
Total asset backed securities (Cost $4,676,000)		4,757,830
TERM LOANS — 5.64%
Chemicals — 0.76%
Hexion, Inc. 4.940% (3 Month LIBOR USD + 3.500%), 07/01/2026 (Acquired 06/27/2019 — 07/10/2019, Cost $4,889,845) (b) (m)	4,939,216	4,828,084
Momentive Performance Materials USA LLC 3.430% (1 Month LIBOR USD + 3.250%), 05/15/2024 (Acquired 04/18/2019, Cost $7,292,340) (b) (m)	7,328,985	6,889,246
		11,717,330

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Energy — Exploration & Production — 0.19%
Fieldwood Energy LLC 6.250% (3 Month LIBOR USD + 5.250%), 04/11/2022 (Acquired 04/11/2018 — 09/16/2019, Cost $13,251,774) (b) (m)	$13,858,876	$2,760,272
8.250% (3 Month LIBOR USD + 7.250%), 04/11/2023 (Acquired 04/11/2018, Cost $9,664,811) (b) (i) (m)	9,894,104	197,882
		2,958,154
Food — Wholesale — 0.51%
WEI Sales LLC 4.000% (1 Month LIBOR USD + 3.000%), 03/31/2025 (Acquired 09/23/2019, Cost $8,119,980) (b) (m)	8,140,331	7,814,718
Machinery — 0.59%
Granite US Holdings Corp. 6.322% (6 Month LIBOR USD + 5.250%), 09/30/2026 (Acquired 09/25/2019, Cost $10,167,477) (b) (m)	10,460,775	9,205,482
Managed Care — 0.40%
Versant Health Holdco, Inc. 4.000% (1 Month LIBOR USD + 3.000%), 12/02/2024 (Acquired 11/02/2017 — 01/10/2019, Cost $6,201,366) (b) (m)	6,306,389	6,065,990
7.750% (1 Month LIBOR USD + 6.750%), 12/01/2025 (Acquired 11/02/2017 — 01/30/2018, Cost $114,516) (b) (m)	115,000	110,975
		6,176,965
Metals/Mining Excluding Steel — 0.25%
American Zinc Recycling LLC 15.000% PIK, 02/28/2021 (Acquired 01/31/2020, Cost $2,379,155) (f) (i) (m) (p) (u)	3,993,300	3,873,501
Oil Field Equipment & Services — 0.40%
ChampionX Holding, Inc. 6.000% (3 Month LIBOR USD + 5.000%), 06/03/2027 (Acquired 05/29/2020 — 06/11/2020, Cost $3,855,758) (b) (e) (m)	4,000,000	3,950,000
Iracore International Holdings, Inc. 11.250% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $2,257,130) (b) (f) (m) (u)	2,257,130	2,257,130
		6,207,130
Oil Refining & Marketing — 0.18%
Par Petroleum LLC 7.969% (3 Month LIBOR USD + 6.750%), 01/12/2026 (Acquired 02/13/2020 — 03/10/2020, Cost $3,057,015) (b) (m)	3,143,092	2,758,063
Pharmaceuticals — 0.39%
Mallinckrodt International Finance SA 3.750% (3 Month LIBOR USD + 3.000%), 02/24/2025 (Acquired 12/23/2019 — 01/22/2020, Cost $6,923,651) (b) (m)	8,223,016	6,072,697
	Principal Amount	Value
Software/Services — 0.58%
The Dun & Bradstreet Corp. 4.184% (1 Month LIBOR USD + 4.000%), 02/06/2026 (Acquired 02/01/2019 — 02/04/2019, Cost $9,057,262) (b) (m)	$9,196,950	$8,984,271
Specialty Retail — 0.83%
Ascena Retail Group, Inc. 5.250% (3 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/15/2019 — 11/04/2019, Cost $9,792,961) (b) (m)	14,130,000	4,919,925
Boardriders, Inc. 7.500% (3 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $6,355,159) (b) (m)	6,449,239	4,006,590
PetSmart, Inc. 5.000% (6 Month LIBOR USD + 4.000%), 03/11/2022 (Acquired 12/17/2018 — 01/02/2019, Cost $3,372,502) (b) (m)	3,903,477	3,862,666
		12,789,181
Support — Services — 0.56%
Drive Chassis Holdco LLC 9.561% (3 Month LIBOR USD + 8.250%), 04/10/2026 (Acquired 04/12/2019, Cost $9,401,612) (b) (m)	9,855,000	8,709,356
Total term loans (Cost $116,154,314)		87,266,848
PREFERRED STOCKS — 0.00%	Shares Held
Food — Wholesale — 0.00%
Pinnacle Agriculture Enterprises LLC (Acquired 03/10/2017, Cost $11,261,746) (a) (f) (i) (m) (u)	15,327,294	0
Total preferred stocks (Cost $11,261,746)		0
COMMON STOCKS — 3.20%
Automakers — 0.00%
General Motors Company — Escrow (Acquired 11/17/2009 — 04/06/2011, Cost $0) (a) (f) (i) (m) (u)	357,000	0
Energy — Exploration & Production — 0.00%
Bellatrix Exploration Ltd. (a) (f) (i) (u)	436,072	436
Fieldwood Energy, Inc. (a) (f) (i) (u)	30,428	0
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $2,629,337) (a) (f) (i) (m) (u)	112,702	0
PetroQuest Energy, Inc. (a) (f) (i) (o) (u)	733,008	0
Warren Resources, Inc. (Acquired 11/23/2016, Cost $162,924) (a) (f) (i) (m) (u)	117,785	1,178
		1,614
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2020

Hotchkis & Wiley High Yield Fund

	Shares Held	Value
Metals/Mining Excluding Steel — 2.19%
American Zinc Recycling LLC (Acquired 07/19/2012 — 12/10/2019, Cost $43,607,065) (a) (f) (i) (m) (o) (u)	116,127	$25,790,712
RA Parent, Inc. (Acquired 12/23/2014 — 08/09/2019, Cost $18,046,229) (a) (f) (i) (m) (o) (u)	291	8,203,359
		33,994,071
Oil Field Equipment & Services — 0.43%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,753,500) (a) (f) (i) (m) (o) (u)	22,361	6,596,271
Specialty Retail — 0.58%
Quiksilver, Inc. (Acquired 07/11/2013 — 08/09/2019, Cost $28,937,490) (a) (f) (i) (m) (u)	589,943	9,026,128
Total common stocks (Cost $115,751,332)		49,618,084
WARRANTS — 0.00%
Energy — Exploration & Production — 0.00%
Lonestar Resources America, Inc. (Acquired 08/19/2016 — 09/30/2016, Cost $763,200) (a) (f) (i) (m) Expiration: December 2021, Exercise Price $5.00	180,000	0
Total warrants (Cost $763,200)		0
Total long-term investments (Cost $1,786,742,348)		1,498,565,524
SHORT-TERM INVESTMENTS — 2.81%	Principal Amount
Time Deposits — 2.81%
Brown Brothers Harriman & Co., 0.01%, 07/01/2020*	$43,541,505	43,541,505
Total short-term investments (Cost $43,541,505)		43,541,505
Total investments — 99.59% (Cost $1,830,283,853)		1,542,107,029
Other assets in excess of liabilities — 0.41%		6,372,563
Net assets — 100.00%		$1,548,479,592

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2020.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $55,748,715, which represented 3.60% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $63,384,113, which represented 4.09% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $136,884,496, which represented 8.84% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $945,483,284, which represented 61.06% of net assets.

(u) — Value determined using significant unobservable inputs.

LIBOR — London Interbank Offered Rate

USD — United States Dollar

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2020

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$71,678,095	$385,162,063	$292,333,189	$360,918,993	$142,665,382
Affiliated issuers	—	—	—	1,771,941	—
Collateral for securities on loan*	853,050	3,947,930	485,350	11,643,691	—
Short-term investments*	1,157,255	604,180	12,996,752	7,180,138	3,680,401
Cash	9	30	79	53	24
Cash denominated in foreign currencies#	—	—	8	—	—
Dividends and interest receivable	156,638	925,438	636,625	480,335	100,468
Receivable for investments sold	—	3,286,901	—	1,551,256	—
Receivable for Fund shares sold	15,562	376,970	148,238	552,810	155,389
Other assets	4,930	31,276	34,850	33,737	10,338
Total assets	$73,865,539	$394,334,788	$306,635,091	$384,132,954	$146,612,002
Liabilities:
Collateral upon return of securities on loan	$853,050	$3,947,930	$485,350	$11,643,691	$—
Payable for investments purchased	396,879	1,880,867	2,929,829	273,582	1,476,782
Payable for Fund shares repurchased	51,227	351,153	3,488,111	545,244	21,003
Payable to Advisor	39,975	240,432	194,273	234,443	58,177
Accrued distribution and service fees	38,921	166,843	153,579	61,425	1,986
Accrued expenses and other liabilities	72,075	190,484	198,304	199,183	63,969
Total liabilities	1,452,127	6,777,709	7,449,446	12,957,568	1,621,917
Commitments and contingencies (Note 8)
Net assets	$72,413,412	$387,557,079	$299,185,645	$371,175,386	$144,990,085
Net Assets consist of:
Paid-in capital	$130,114,175	$492,732,365	$769,775,007	$579,322,413	$175,445,135
Total accumulated distributable losses	$(57,700,763)	$(105,175,286)	$(470,589,362)	$(208,147,027)	$(30,455,050)
Net assets	$72,413,412	$387,557,079	$299,185,645	$371,175,386	$144,990,085
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$46,372,181	$257,543,512	$202,901,659	$335,079,634	$143,415,099
Shares outstanding (unlimited shares $0.001 par value authorized)	3,029,776	9,607,954	9,111,924	8,767,785	18,210,217
Net asset value per share	$15.31	$26.81	$22.27	$38.22	$7.88
Calculation of Net Asset Value Per Share — Class A
Net assets	$24,972,089	$113,504,212	$71,919,186	$26,027,573	$1,535,352
Shares outstanding (unlimited shares $0.001 par value authorized)	1,626,253	4,255,291	3,278,932	684,349	195,967
Net asset value per share	$15.36	$26.67	$21.93	$38.03	$7.83
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$16.21	$28.15	$23.15	$40.14	$8.26
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$1,069,142	$9,566,540	$8,388,949	$3,527,705
Shares outstanding (unlimited shares $0.001 par value authorized)	70,146	364,260	441,188	115,688
Net asset value per share	$15.24	$26.26	$19.01	$30.49
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets		$6,942,815	$15,975,851	$6,540,474	$39,634
Shares outstanding (unlimited shares $0.001 par value authorized)		258,898	717,558	171,095	5,035
Net asset value per share		$26.82	$22.26	$38.23	$7.87
*Cost of long-term investments
Unaffiliated issuers	$93,494,839	$470,547,809	$385,380,867	$438,861,101	$160,346,993
Affiliated issuers	—	—	—	23,834,999	—
*Cost of collateral for securities on loan	853,050	3,947,930	485,350	11,643,691	—
*Cost of short-term investments	1,157,255	604,180	13,045,204	7,180,138	3,680,401
#Cost of cash denominated in foreign currencies	$—	$—	$8	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2020

	Global Value Fund	International Value Fund	Value Opportunities Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$24,707,061	$1,825,525	$480,251,667	$1,457,975,182
Affiliated issuers	—	—	12,015,047	40,590,342
Collateral for securities on loan*	—	—	7,825,765	—
Short-term investments*	582,782	75,903	27,022,697	43,541,505
Cash	4	1	227	—
Cash denominated in foreign currencies#	—	1,341	—	—
Cash collateral for options	—	—	6,142	—
Dividends and interest receivable	73,086	11,116	1,286,667	26,074,578
Receivable for investments sold	—	—	4,733,516	13,522,479
Receivable for Fund shares sold	1,172	—	743,052	2,554,730
Receivable from Advisor	—	12,247	—	—
Other assets	2,606	922	23,764	42,965
Total assets	$25,366,711	$1,927,055	$533,908,544	$1,584,301,781
Liabilities:
Collateral upon return of securities on loan	$—	$—	$7,825,765	$—
Payable for investments purchased	—	14,109	8,002,832	27,721,590
Payable for Fund shares repurchased	—	—	561,919	4,312,310
Payable to Advisor	3,571	—	325,470	739,550
Accrued distribution and service fees	1,262	—	109,670	12,195
Distributions payable to shareholders	—	—	—	1,810,664
Cash overdraft	—	—	—	656,457
Accrued expenses and other liabilities	45,905	39,084	211,055	569,423
Total liabilities	50,738	53,193	17,036,711	35,822,189
Commitments and contingencies (Note 8)
Net assets	$25,315,973	$1,873,862	$516,871,833	$1,548,479,592
Net Assets consist of:
Paid-in capital	$33,396,548	$2,508,707	$632,656,157	$2,073,378,921
Total accumulated distributable losses	$(8,080,575)	$(634,845)	$(115,784,324)	$(524,899,329)
Net assets	$25,315,973	$1,873,862	$516,871,833	$1,548,479,592
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$25,148,219	$1,873,862	$401,551,652	$978,397,907
Shares outstanding (unlimited shares $0.001 par value authorized)	2,805,772	247,034	17,756,188	95,738,435
Net asset value per share	$8.96	$7.59	$22.61	$10.22
Calculation of Net Asset Value Per Share — Class A
Net assets	$167,754		$72,162,333	$43,637,786
Shares outstanding (unlimited shares $0.001 par value authorized)	18,729		3,184,207	4,309,172
Net asset value per share	$8.96		$22.66	$10.13
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$9.46		$23.92
(Net asset value per share divided by 0.9625)				$10.52
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets			$26,950,858	$2,595,992
Shares outstanding (unlimited shares $0.001 par value authorized)			1,291,405	254,223
Net asset value per share			$20.87	$10.21
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets			$16,206,990	$523,847,907
Shares outstanding (unlimited shares $0.001 par value authorized)			716,532	51,271,621
Net asset value per share			$22.62	$10.22
*Cost of long-term investments
Unaffiliated issuers	$28,677,447	$2,246,128	$540,178,792	$1,705,275,368
Affiliated issuers	—	—	7,069,402	81,466,980
*Cost of collateral for securities on loan	—	—	7,825,765	—
*Cost of short-term investments	582,782	75,903	27,022,697	43,541,505
#Cost of cash denominated in foreign currencies	$—	$1,346	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2020

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$2,322,717	$12,070,973	$21,057,228	$11,412,186	$2,516,920
Interest	5,261	54,536	241,913	139,662	27,665
Securities on loan, net	2,908	16,002	121,632	133,123	—
Total income	2,330,886	12,141,511	21,420,773	11,684,971	2,544,585
Expenses:
Advisory fees	621,042	3,173,671	5,765,669	4,341,312	755,388
Professional fees and expenses	25,665	43,411	62,825	51,371	23,747
Custodian fees and expenses	7,622	16,096	32,342	20,535	26,227
Transfer agent fees and expenses	106,971	660,333	1,333,089	1,064,398	100,537
Accounting fees and expenses	25,824	53,213	85,357	66,992	35,029
Administration fees and expenses	42,863	149,684	234,816	185,550	52,174
Trustees' fees and expenses	7,886	39,804	77,965	54,671	9,151
Reports to shareholders	7,298	27,922	74,392	80,403	7,339
Registration fees	50,247	97,356	94,119	88,125	57,188
Distribution and service fees — Class A	78,415	257,992	279,906	87,357	5,787
Distribution and service fees — Class C	16,867	127,254	154,157	54,271	—
Distribution and service fees — Class R	—	3,969	3,192	—	—
Other expenses	11,256	33,276	82,633	48,500	11,104
Total expenses	1,001,956	4,683,981	8,280,462	6,143,485	1,083,671
Fee waiver/expense reimbursement by Advisor (Note 2)	(196,830)	(6,223)	—	—	(128,328)
Net expenses	805,126	4,677,758	8,280,462	6,143,485	955,343
Net investment income	1,525,760	7,463,753	13,140,311	5,541,486	1,589,242
Realized and Unrealized Gains (Losses):
Net realized losses from:
Sales of unaffiliated issuers	(7,393,230)	(19,466,068)	(322,490,168)	(93,760,923)	(10,363,229)
Sales of affiliated issuers	—	—	—	(6,258,963)	—
Foreign currency transactions	—	—	(95,028)	(363)	—
Net realized losses	(7,393,230)	(19,466,068)	(322,585,196)	(100,020,249)	(10,363,229)
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	(10,493,413)	(66,515,057)	21,012,686	(84,319,351)	(17,425,824)
Securities of affiliated issuers	—	—	—	3,774,926	—
Net change in unrealized appreciation/depreciation	(10,493,413)	(66,515,057)	21,012,686	(80,544,425)	(17,425,824)
Net losses	(17,886,643)	(85,981,125)	(301,572,510)	(180,564,674)	(27,789,053)
Net Decrease in Net Assets Resulting from Operations	$(16,360,883)	$(78,517,372)	$(288,432,199)	$(175,023,188)	$(26,199,811)
*Net of Foreign Taxes Withheld	$21,909	$143,670	$168,123	$81,983	$3,211

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2020

	Global Value Fund	International Value Fund	Value Opportunities Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$770,463	$51,062	$13,554,397	$482,037
Interest	8,505	268	5,784,498	143,210,975
Securities on loan, net	—	—	53,643	—
Total income	778,968	51,330	19,392,538	143,693,012
Expenses:
Advisory fees	258,681	17,515	5,110,416	12,040,236
Professional fees and expenses	19,824	16,014	48,995	135,236
Custodian fees and expenses	13,562	12,365	29,615	75,295
Transfer agent fees and expenses	36,252	207	841,333	1,946,707
Accounting fees and expenses	28,518	31,635	79,843	267,659
Administration fees and expenses	40,269	40,368	220,216	672,324
Trustees' fees and expenses	3,110	194	61,606	202,037
Reports to shareholders	3,682	2,552	36,139	163,587
Registration fees	46,539	8,280	81,734	111,601
Distribution and service fees — Class A	543	—	267,525	406,669
Distribution and service fees — Class C	—	—	387,876	31,364
Other expenses	6,366	4,321	48,129	151,072
Total expenses	457,346	133,451	7,213,427	16,203,787
Fee waiver/expense reimbursement by Advisor (Note 2)	(129,104)	(112,645)	—	(1,039,802)
Net expenses	328,242	20,806	7,213,427	15,163,985
Net investment income	450,726	30,524	12,179,111	128,529,027
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	(4,409,572)	(228,148)	(69,788,675)	(105,624,219)
Sales of affiliated issuers	—	—	915,218	(2,860,318)
Foreign currency transactions	(1,249)	(447)	(68,883)	—
Credit default swap contracts	—	—	—	2,180,418
Futures contracts	—	—	511,577	—
Net realized losses	(4,410,821)	(228,595)	(68,430,763)	(106,304,119)
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	(4,124,269)	(261,759)	(90,444,724)	(178,302,410)
Securities of affiliated issuers	—	—	3,806,149	(11,703,769)
Net change in unrealized appreciation/depreciation	(4,124,269)	(261,759)	(86,638,575)	(190,006,179)
Net losses	(8,535,090)	(490,354)	(155,069,338)	(296,310,298)
Net Decrease in Net Assets Resulting from Operations	$(8,084,364)	$(459,830)	$(142,890,227)	$(167,781,271)
*Net of Foreign Taxes Withheld	$24,035	$4,336	$59,614	$51,483

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019
Operations:
Net investment income	$1,525,760	$1,550,733	$7,463,753	$6,444,583
Net realized gains (losses)	(7,393,230)	(1,011,217)	(19,466,068)	1,387,346
Net change in unrealized appreciation/depreciation	(10,493,413)	1,115,378	(66,515,057)	8,598,262
Net increase (decrease) in net assets resulting from operations	(16,360,883)	1,654,894	(78,517,372)	16,430,191
Dividends and Distributions to Shareholders:
Class I	(1,144,319)	(841,971)	(6,189,225)	(8,588,072)
Class A	(560,184)	(432,249)	(1,587,986)	(3,158,756)
Class C	(11,349)	(6,014)	(89,931)	(247,825)
Class R	—	—	—	(118,525)
Class Z	—	—	(901)	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,715,852)	(1,280,234)	(7,868,043)	(12,113,178)
Capital Share Transactions (Note 5):
Net increase (decrease) in net assets resulting from capital share transactions	(10,790,629)	(6,810,441)	(19,761,126)	60,132,345
Net Assets:
Total increase (decrease) in net assets	(28,867,364)	(6,435,781)	(106,146,541)	64,449,358
Beginning of year	101,280,776	107,716,557	493,703,620	429,254,262
End of year	$72,413,412	$101,280,776	$387,557,079	$493,703,620

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019
Operations:
Net investment income	$13,140,311	$9,792,514	$5,541,486	$4,338,089
Net realized gains (losses)	(322,585,196)	4,463,302	(100,020,249)	41,626,602
Net change in unrealized appreciation/depreciation	21,012,686	(266,939,826)	(80,544,425)	(122,340,023)
Net decrease in net assets resulting from operations	(288,432,199)	(252,684,010)	(175,023,188)	(76,375,332)
Dividends and Distributions to Shareholders:
Class I	(13,255,008)	(34,995,716)	(31,165,371)	(53,561,823)
Class A	(1,554,115)	(4,637,879)	(1,811,115)	(4,070,454)
Class C	(28,184)	(685,095)	(300,174)	(973,465)
Class R	—	(106,553)	—	—
Class Z	(908)	—	(2,581)	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(14,838,215)	(40,425,243)	(33,279,241)	(58,605,742)
Capital Share Transactions (Note 5):
Net increase (decrease) in net assets resulting from capital share transactions	(630,013,614)	(359,566,836)	(142,649,209)	57,162,046
Net Assets:
Total decrease in net assets	(933,284,028)	(652,676,089)	(350,951,638)	(77,819,028)
Beginning of year	1,232,469,673	1,885,145,762	722,127,024	799,946,052
End of year	$299,185,645	$1,232,469,673	$371,175,386	$722,127,024

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019
Operations:
Net investment income	$1,589,242	$512,450	$450,726	$403,567
Net realized gains (losses)	(10,363,229)	(2,884,366)	(4,410,821)	792,594
Net change in unrealized appreciation/depreciation	(17,425,824)	(1,767,303)	(4,124,269)	(677,274)
Net increase (decrease) in net assets resulting from operations	(26,199,811)	(4,139,219)	(8,084,364)	518,887
Dividends and Distributions to Shareholders:
Class I	(1,088,093)	(2,939,252)	(1,021,238)	(703,103)
Class A	(15,269)	(241,524)	(4,267)	(22,566)
Class Z	(478)	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,103,840)	(3,180,776)	(1,025,505)	(725,669)
Capital Share Transactions (Note 5):
Net increase (decrease) in net assets resulting from capital share transactions	74,013,978	62,637,044	(5,560,990)	30,475,137
Net Assets:
Total increase (decrease) in net assets	46,710,327	55,317,049	(14,670,859)	30,268,355
Beginning of year	98,279,758	42,962,709	39,986,832	9,718,477
End of year	$144,990,085	$98,279,758	$25,315,973	$39,986,832

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund		Value Opportunities Fund
	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019
Operations:
Net investment income	$30,524	$43,772	$12,179,111	$6,418,204
Net realized gains (losses)	(228,595)	66,763	(68,430,763)	23,302,826
Net change in unrealized appreciation/depreciation	(261,759)	(340,896)	(86,638,575)	(14,238,599)
Net increase (decrease) in net assets resulting from operations	(459,830)	(230,361)	(142,890,227)	15,482,431
Dividends and Distributions to Shareholders:
Class I	(83,874)	(158,651)	(13,690,904)	(44,528,454)
Class A	—	—	(2,494,397)	(10,845,972)
Class C	—	—	(667,331)	(4,078,762)
Class Z	—	—	(488,111)	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(83,874)	(158,651)	(17,340,743)	(59,453,188)
Capital Share Transactions (Note 5):
Net increase (decrease) in net assets resulting from capital share transactions	83,874	180,153	(89,065,454)	171,006,963
Net Assets:
Total increase (decrease) in net assets	(459,830)	(208,859)	(249,296,424)	127,036,206
Beginning of year	2,333,692	2,542,551	766,168,257	639,132,051
End of year	$1,873,862	$2,333,692	$516,871,833	$766,168,257

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	High Yield Fund
	Year ended June 30, 2020	Year ended June 30, 2019
Operations:
Net investment income	$128,529,027	$153,981,978
Net realized losses	(106,304,119)	(12,074,620)
Net change in unrealized appreciation/depreciation	(190,006,179)	(40,173,551)
Net increase (decrease) in net assets resulting from operations	(167,781,271)	101,733,807
Dividends and Distributions to Shareholders:
Class I	(84,676,251)	(108,086,396)
Class A	(9,009,055)	(23,855,338)
Class C	(154,822)	(164,548)
Class Z	(34,634,528)	(21,885,321)
Net decrease in net assets resulting from dividends and distributions to shareholders	(128,474,656)	(153,991,603)
Capital Share Transactions (Note 5):
Net decrease in net assets resulting from capital share transactions	(689,280,984)	(131,154,496)
Net Assets:
Total decrease in net assets	(985,536,911)	(183,412,292)
Beginning of year	2,534,016,503	2,717,428,795
End of year	$1,548,479,592	$2,534,016,503

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2020	$18.90	$0.32	$(3.54)	$(3.22)	$(0.37)	$—	$(0.37)	$15.31	–17.51%	$46,372	0.80%	1.04%	1.83%
Year ended 6/30/2019	18.80	0.30	0.06	0.36	(0.26)	—	(0.26)	18.90	2.08	63,333	0.83	0.99	1.65
Year ended 6/30/2018	17.43	0.23	1.48	1.71	(0.34)	—	(0.34)	18.80	9.81	65,503	0.95	1.02	1.25
Year ended 6/30/2017	14.31	0.19	3.77	3.96	(0.84)	—	(0.84)	17.43	28.05	68,260	0.95	1.09	1.21
Year ended 6/30/2016	15.89	0.22	(1.59)	(1.37)	(0.21)	—	(0.21)	14.31	–8.59	342,046	0.95	1.03	1.52
Class A
Year ended 6/30/2020	18.95	0.28	(3.56)	(3.28)	(0.31)	—	(0.31)	15.36	–17.68	24,972	1.05	1.25	1.57
Year ended 6/30/2019	18.85	0.26	0.05	0.31	(0.21)	—	(0.21)	18.95	1.78	35,807	1.08	1.24	1.39
Year ended 6/30/2018	17.47	0.19	1.49	1.68	(0.30)	—	(0.30)	18.85	9.57	39,616	1.20	1.27	1.00
Year ended 6/30/2017	14.36	0.16	3.77	3.93	(0.82)	—	(0.82)	17.47	27.71	41,084	1.20	1.34	1.00
Year ended 6/30/2016	15.92	0.18	(1.59)	(1.41)	(0.15)	—	(0.15)	14.36	–8.83	38,527	1.20	1.28	1.25
Class C
Year ended 6/30/2020	18.77	0.14	(3.55)	(3.41)	(0.12)	—	(0.12)	15.24	–18.33	1,069	1.80	1.98	0.80
Year ended 6/30/2019	18.64	0.12	0.06	0.18	(0.05)	—	(0.05)	18.77	0.98	2,141	1.83	1.99	0.64
Year ended 6/30/2018	17.27	0.04	1.48	1.52	(0.15)	—	(0.15)	18.64	8.77	2,598	1.95	2.02	0.25
Year ended 6/30/2017	14.23	0.04	3.73	3.77	(0.73)	—	(0.73)	17.27	26.78	2,817	1.95	2.09	0.23
Year ended 6/30/2016	15.76	0.07	(1.57)	(1.50)	(0.03)	—	(0.03)	14.23	–9.51	3,334	1.95	2.03	0.51

	Year Ended June 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate	28%	26%	28%	25%	35%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2020	$33.29	$0.53	$(6.44)	$(5.91)	$(0.57)	$—	$(0.57)	$26.81	–18.18%	$257,544	0.95%	0.95%	1.72%
Year ended 6/30/2019	33.57	0.51	0.19	0.70	(0.64)	(0.34)	(0.98)	33.29	2.51	357,191	0.95	0.95	1.56
Year ended 6/30/2018	31.04	0.42	2.67	3.09	(0.56)	—	(0.56)	33.57	10.01	276,930	1.00	1.00	1.28
Year ended 6/30/2017	25.06	0.39	6.15	6.54	(0.56)	—	(0.56)	31.04	26.22	269,714	0.99	0.99	1.38
Year ended 6/30/2016	27.21	0.39	(2.15)	(1.76)	(0.39)	—	(0.39)	25.06	–6.42	305,282	1.01	1.01	1.55
Class A
Year ended 6/30/2020	33.14	0.46	(6.45)	(5.99)	(0.48)	—	(0.48)	26.67	–18.42	113,504	1.20	1.20	1.49
Year ended 6/30/2019	33.36	0.41	0.22	0.63	(0.51)	(0.34)	(0.85)	33.14	2.24	116,354	1.20	1.20	1.26
Year ended 6/30/2018	30.85	0.34	2.65	2.99	(0.48)	—	(0.48)	33.36	9.72	131,276	1.25	1.25	1.03
Year ended 6/30/2017	24.91	0.32	6.10	6.42	(0.48)	—	(0.48)	30.85	25.88	135,349	1.24	1.24	1.13
Year ended 6/30/2016	27.02	0.33	(2.13)	(1.80)	(0.31)	—	(0.31)	24.91	–6.62	142,768	1.26	1.26	1.33
Class C
Year ended 6/30/2020	32.59	0.24	(6.36)	(6.12)	(0.21)	—	(0.21)	26.26	–18.93	9,567	1.88	1.88	0.78
Year ended 6/30/2019	32.68	0.17	0.25	0.42	(0.17)	(0.34)	(0.51)	32.59	1.49	14,948	1.95	1.95	0.55
Year ended 6/30/2018	30.16	0.08	2.61	2.69	(0.17)	—	(0.17)	32.68	8.92	14,161	2.00	2.00	0.26
Year ended 6/30/2017	24.29	0.10	5.94	6.04	(0.17)	—	(0.17)	30.16	24.92	17,250	1.99	1.99	0.38
Year ended 6/30/2016	26.30	0.13	(2.06)	(1.93)	(0.08)	—	(0.08)	24.29	–7.34	21,038	2.01	2.01	0.53
Class Z
Period from 9/30/2019[3] to 6/30/2020	33.12	0.49	(6.19)	(5.70)	(0.60)	—	(0.60)	26.82	–17.65	6,943	0.83[4]	0.83[4]	2.37[4]

	Year Ended June 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate	29%	23%	41%	27%	39%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2020	$33.10	$0.51	$(10.82)	$(10.31)	$(0.52)	$—	$(0.52)	$22.27	–31.62%	$202,902	1.04%	1.04%	1.73%
Year ended 6/30/2019	39.68	0.24	(5.94)	(5.70)	(0.33)	(0.55)	(0.88)	33.10	–14.29	1,044,280	1.00	1.00	0.67
Year ended 6/30/2018	37.13	0.11	4.96	5.07	(0.15)	(2.37)	(2.52)	39.68	14.32	1,609,002	0.99	0.99	0.28
Year ended 6/30/2017	30.55	0.10	7.05	7.15	(0.11)	(0.46)	(0.57)	37.13	23.37	1,675,920	1.03	1.03	0.28
Year ended 6/30/2016	40.43	0.25	(5.54)	(5.29)	(0.16)	(4.43)	(4.59)	30.55	–13.23	1,659,480	1.02	1.02	0.75
Class A
Year ended 6/30/2020	32.53	0.43	(10.65)	(10.22)	(0.38)	—	(0.38)	21.93	–31.78	71,919	1.22	1.22	1.56
Year ended 6/30/2019	39.03	0.15	(5.82)	(5.67)	(0.28)	(0.55)	(0.83)	32.53	–14.48	159,676	1.25	1.25	0.43
Year ended 6/30/2018	36.57	0.01	4.88	4.89	(0.06)	(2.37)	(2.43)	39.03	14.05	230,105	1.24	1.24	0.03
Year ended 6/30/2017	30.13	0.01	6.96	6.97	(0.07)	(0.46)	(0.53)	36.57	23.05	274,787	1.28	1.28	0.02
Year ended 6/30/2016	39.91	0.16	(5.47)	(5.31)	(0.04)	(4.43)	(4.47)	30.13	–13.45	322,023	1.27	1.27	0.48
Class C
Year ended 6/30/2020	28.12	0.20	(9.27)	(9.07)	(0.04)	—	(0.04)	19.01	–32.29	8,389	1.96	1.96	0.82
Year ended 6/30/2019	33.93	(0.10)	(5.05)	(5.15)	(0.11)	(0.55)	(0.66)	28.12	–15.15	24,447	2.00	2.00	(0.33)
Year ended 6/30/2018	32.26	(0.24)	4.28	4.04	—	(2.37)	(2.37)	33.93	13.20	39,383	1.99	1.99	(0.72)
Year ended 6/30/2017	26.78	(0.23)	6.17	5.94	—	(0.46)	(0.46)	32.26	22.13	50,612	2.03	2.03	(0.74)
Year ended 6/30/2016	36.24	(0.08)	(4.95)	(5.03)	—	(4.43)	(4.43)	26.78	–14.09	64,568	2.02	2.02	(0.27)
Class Z
Period from 9/30/2019[3] to 6/30/2020	30.67	0.40	(8.25)	(7.85)	(0.56)	—	(0.56)	22.26	–26.16	15,976	0.89[4]	0.89[4]	2.12[4]

	Year Ended June 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate	27%	34%	32%	37%	42%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2020	$53.27	$0.45	$(12.86)	$(12.41)	$(0.48)	$(2.16)	$(2.64)	$38.22	–24.70%	$335,080	1.05%	1.05%	0.94%
Year ended 6/30/2019	63.89	0.35	(6.34)	(5.99)	(0.33)	(4.30)	(4.63)	53.27	–8.97	670,391	1.03	1.03	0.61
Year ended 6/30/2018	59.31	0.29	7.35	7.64	(0.28)	(2.78)	(3.06)	63.89	13.33	715,194	1.02	1.02	0.47
Year ended 6/30/2017	46.46	0.19	12.90	13.09	(0.24)	—	(0.24)	59.31	28.15	669,810	1.04	1.04	0.35
Year ended 6/30/2016	61.67	0.17	(9.57)	(9.40)	(0.16)	(5.65)	(5.81)	46.46	–15.63	699,420	1.04	1.04	0.33
Class A
Year ended 6/30/2020	52.98	0.36	(12.83)	(12.47)	(0.32)	(2.16)	(2.48)	38.03	–24.86	26,028	1.25	1.25	0.76
Year ended 6/30/2019	63.49	0.18	(6.26)	(6.08)	(0.13)	(4.30)	(4.43)	52.98	–9.20	44,240	1.28	1.28	0.32
Year ended 6/30/2018	58.93	0.12	7.32	7.44	(0.10)	(2.78)	(2.88)	63.49	13.05	70,928	1.27	1.27	0.20
Year ended 6/30/2017	46.09	0.05	12.79	12.84	—	—	—	58.93	27.83	89,795	1.29	1.29	0.09
Year ended 6/30/2016	61.27	0.04	(9.51)	(9.47)	(0.06)	(5.65)	(5.71)	46.09	–15.83	113,335	1.29	1.29	0.07
Class C
Year ended 6/30/2020	42.94	0.02	(10.31)	(10.29)	—	(2.16)	(2.16)	30.49	–25.40	3,528	1.95	1.95	0.05
Year ended 6/30/2019	52.65	(0.21)	(5.20)	(5.41)	—	(4.30)	(4.30)	42.94	–9.86	7,496	2.03	2.03	(0.44)
Year ended 6/30/2018	49.60	(0.28)	6.11	5.83	—	(2.78)	(2.78)	52.65	12.21	13,824	2.02	2.02	(0.55)
Year ended 6/30/2017	39.09	(0.30)	10.81	10.51	—	—	—	49.60	26.85	17,084	2.04	2.04	(0.66)
Year ended 6/30/2016	53.25	(0.30)	(8.21)	(8.51)	—	(5.65)	(5.65)	39.09	–16.46	20,308	2.04	2.04	(0.68)
Class Z
Period from 9/30/2019[3] to 6/30/2020	52.15	0.56	(11.79)	(11.23)	(0.53)	(2.16)	(2.69)	38.23	–22.99	6,540	0.87[4]	0.87[4]	1.72[4]

	Year Ended June 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate	34%	40%	29%	29%	45%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2020	$10.08	$0.12	$(2.23)	$(2.11)	$(0.09)	$—	$(0.09)	$7.88	–21.14%	$143,415	0.82%	0.92%	1.37%
Year ended 6/30/2019	12.21	0.10	(1.30)	(1.20)	(0.08)	(0.85)	(0.93)	10.08	–9.23	95,405	0.90	1.06	0.91
Year ended 6/30/2018	12.06	0.10	1.85	1.95	(0.05)	(1.75)	(1.80)	12.21	17.48	40,128	0.90	1.45	0.80
Year ended 6/30/2017	9.12	0.09	2.94	3.03	(0.09)	—	(0.09)	12.06	33.26	19,265	0.90	1.70	0.86
Year ended 6/30/2016	10.01	0.06	(0.66)	(0.60)	(0.04)	(0.25)	(0.29)	9.12	–5.80	14,446	1.25	2.13	0.72
Class A
Year ended 6/30/2020	10.03	0.10	(2.24)	(2.14)	(0.06)	—	(0.06)	7.83	–21.48	1,535	1.07	1.18	1.06
Year ended 6/30/2019	12.14	0.06	(1.26)	(1.20)	(0.06)	(0.85)	(0.91)	10.03	–9.35	2,875	1.15	1.36	0.55
Year ended 6/30/2018	12.01	0.07	1.84	1.91	(0.03)	(1.75)	(1.78)	12.14	17.18	2,835	1.15	1.70	0.58
Year ended 6/30/2017	9.09	0.06	2.93	2.99	(0.07)	—	(0.07)	12.01	32.86	721	1.15	1.89	0.55
Year ended 6/30/2016	10.00	0.05	(0.68)	(0.63)	(0.03)	(0.25)	(0.28)	9.09	–6.14	232	1.50	2.38	0.53
Class Z
Period from 9/30/2019[3] to 6/30/2020	10.02	0.09	(2.14)	(2.05)	(0.10)	—	(0.10)	7.87	–20.75	40	0.80[4]	0.84[4]	1.41[4]

	Year Ended June 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate	53%	84%	95%	58%	89%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Global Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2020	$11.55	$0.14	$(2.42)	$(2.28)	$(0.13)	$(0.18)	$(0.31)	$8.96	–20.42%	$25,148	0.95%	1.32%	1.31%
Year ended 6/30/2019	13.30	0.23	(0.94)	(0.71)	(0.14)	(0.90)	(1.04)	11.55	–4.57	39,749	0.96	1.62	2.02
Year ended 6/30/2018	12.82	0.11	1.09	1.20	(0.13)	(0.59)	(0.72)	13.30	9.59	8,987	1.10	2.87	0.83
Year ended 6/30/2017	10.10	0.12	2.70	2.82	(0.10)	—	(0.10)	12.82	27.93	7,694	1.10	3.37	1.00
Year ended 6/30/2016	11.93	0.13	(1.23)	(1.10)	(0.12)	(0.61)	(0.73)	10.10	–9.25	5,199	1.10	4.14	1.25
Class A
Year ended 6/30/2020	11.55	0.11	(2.41)	(2.30)	(0.11)	(0.18)	(0.29)	8.96	–20.57	168	1.20	1.62	1.05
Year ended 6/30/2019	13.28	0.09	(0.83)	(0.74)	(0.09)	(0.90)	(0.99)	11.55	–4.85	238	1.24	2.64	0.72
Year ended 6/30/2018	12.80	0.07	1.10	1.17	(0.10)	(0.59)	(0.69)	13.28	9.36	732	1.35	3.12	0.55
Year ended 6/30/2017	10.09	0.14	2.65	2.79	(0.08)	—	(0.08)	12.80	27.69	436	1.35	3.37	1.19
Year ended 6/30/2016	11.91	0.10	(1.23)	(1.13)	(0.08)	(0.61)	(0.69)	10.09	–9.47	100	1.35	4.39	0.96

	Year Ended June 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate	36%	36%	43%	38%	52%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
International Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2020	$9.77	$0.13	$(1.96)	$(1.83)	$(0.19)	$(0.16)	$(0.35)	$7.59	–19.66%	$1,874	0.95%	6.10%	1.39%
Year ended 6/30/2019	11.57	0.19	(1.27)	(1.08)	(0.14)	(0.58)	(0.72)	9.77	–9.04	2,334	0.99	5.94	1.85
Year ended 6/30/2018	11.85	0.11	0.31	0.42	(0.13)	(0.57)	(0.70)	11.57	3.50	2,543	1.15	6.01	0.90
Year ended 6/30/2017	9.76	0.12	2.38	2.50	(0.17)	(0.24)	(0.41)	11.85	26.14	2,422	1.15	7.36	1.12
Period from 12/31/2015[3] to 6/30/2016	10.00	0.16	(0.40)	(0.24)	—	—	—	9.76	–2.40	1,806	1.15[4]	12.67[4]	3.17[4]

	Year Ended June 30,			Period December 31, 2015[3]
	2020	2019	2018	2017	through June 30, 2016
Portfolio turnover rate	30%	42%	33%	34%	17%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2020	$28.08	$0.49	$(5.28)	$(4.79)	$(0.32)	$(0.36)	$(0.68)	$22.61	–17.56%	$401,552	0.97%	0.97%	1.88%
Year ended 6/30/2019	30.38	0.30	0.09	0.39	(0.31)	(2.38)	(2.69)	28.08	2.45	588,097	0.96	0.96	1.05
Year ended 6/30/2018	27.99	0.40	2.93	3.33	(0.53)	(0.41)	(0.94)	30.38	12.11	453,184	0.97	0.97	1.36
Year ended 6/30/2017	22.21	0.38	5.99	6.37	(0.59)	—	(0.59)	27.99	28.79	347,924	0.99	0.99	1.46
Year ended 6/30/2016	29.13	0.69	(3.68)	(2.99)	(0.49)	(3.44)	(3.93)	22.21	–10.48	259,421	1.00	1.00	2.80
Class A
Year ended 6/30/2020	28.12	0.43	(5.29)	(4.86)	(0.24)	(0.36)	(0.60)	22.66	–17.73	72,162	1.20	1.20	1.64
Year ended 6/30/2019	30.40	0.22	0.10	0.32	(0.22)	(2.38)	(2.60)	28.12	2.18	131,050	1.21	1.21	0.77
Year ended 6/30/2018	28.00	0.31	2.95	3.26	(0.45)	(0.41)	(0.86)	30.40	11.84	136,325	1.22	1.22	1.07
Year ended 6/30/2017	22.21	0.31	5.99	6.30	(0.51)	—	(0.51)	28.00	28.47	136,525	1.24	1.24	1.21
Year ended 6/30/2016	29.13	0.63	(3.69)	(3.06)	(0.42)	(3.44)	(3.86)	22.21	–10.71	132,870	1.25	1.25	2.55
Class C
Year ended 6/30/2020	25.94	0.23	(4.90)	(4.67)	(0.04)	(0.36)	(0.40)	20.87	–18.32	26,951	1.91	1.91	0.94
Year ended 6/30/2019	28.22	0.01	0.10	0.11	(0.01)	(2.38)	(2.39)	25.94	1.44	47,021	1.96	1.96	0.02
Year ended 6/30/2018	26.04	0.08	2.74	2.82	(0.23)	(0.41)	(0.64)	28.22	10.99	49,624	1.97	1.97	0.30
Year ended 6/30/2017	20.68	0.11	5.57	5.68	(0.32)	—	(0.32)	26.04	27.53	57,953	1.99	1.99	0.46
Year ended 6/30/2016	27.41	0.42	(3.47)	(3.05)	(0.24)	(3.44)	(3.68)	20.68	–11.37	63,637	2.00	2.00	1.84
Class Z
Period from 9/30/2019[3] to 6/30/2020	27.79	0.37	(4.84)	(4.47)	(0.34)	(0.36)	(0.70)	22.62	–16.61	16,207	0.85[4]	0.85[4]	1.95[4]

	Year Ended June 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate	47%	60%	55%	83%	62%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2020	$11.69	$0.65	$(1.48)[3]	$(0.83)	$(0.64)	$—	$(0.64)	$10.22	–7.26%	$978,398	0.70%	0.75%	5.85%
Year ended 6/30/2019	11.90	0.69	(0.21)[3]	0.48	(0.69)	—	(0.69)	11.69	4.19	1,825,782	0.70	0.75	5.87
Year ended 6/30/2018	12.26	0.72	(0.37)[3]	0.35	(0.71)	—	(0.71)	11.90	2.87	1,918,320	0.70	0.74	5.93
Year ended 6/30/2017	11.47	0.75	0.79[3]	1.54	(0.75)	—	(0.75)	12.26	13.75	2,091,104	0.70	0.74	6.22
Year ended 6/30/2016	12.51	0.76	(0.94)[3]	(0.18)	(0.77)	(0.09)	(0.86)	11.47	–1.12	1,884,613	0.70	0.74	6.59
Class A
Year ended 6/30/2020	11.62	0.63	(1.51)[3]	(0.88)	(0.61)	—	(0.61)	10.13	–7.77	43,638	0.95	1.01	5.54
Year ended 6/30/2019	11.83	0.65	(0.20)[3]	0.45	(0.66)	—	(0.66)	11.62	3.92	303,367	0.95	1.00	5.62
Year ended 6/30/2018	12.18	0.69	(0.37)[4]	0.32	(0.67)	—	(0.67)	11.83	2.68	466,960	0.95	0.99	5.69
Year ended 6/30/2017	11.40	0.72	0.78[3]	1.50	(0.72)	—	(0.72)	12.18	13.42	566,806	0.95	0.99	5.99
Year ended 6/30/2016	12.43	0.73	(0.94)[3]	(0.21)	(0.73)	(0.09)	(0.82)	11.40	–1.34	603,081	0.95	0.99	6.35
Class C
Year ended 6/30/2020	11.68	0.55	(1.48)	(0.93)	(0.54)	—	(0.54)	10.21	–8.13	2,596	1.64	1.69	4.95
Year ended 6/30/2019	11.89	0.57	(0.21)	0.36	(0.57)	—	(0.57)	11.68	3.15	3,599	1.70	1.75	4.88
Year ended 6/30/2018	12.26	0.60	(0.38)[3]	0.22	(0.59)	—	(0.59)	11.89	1.76	3,380	1.70	1.74	4.93
Year ended 6/30/2017	11.47	0.63	0.79[3]	1.42	(0.63)	—	(0.63)	12.26	12.62	3,010	1.70	1.74	5.22
Year ended 6/30/2016	12.50	0.65	(0.94)[5]	(0.29)	(0.65)	(0.09)	(0.74)	11.47	–2.02	2,737	1.70	1.74	5.61
Class Z
Year ended 6/30/2020	11.70	0.64	(1.46)[3]	(0.82)	(0.66)	—	(0.66)	10.22	–7.24	523,848	0.60	0.65	6.02
Year ended 6/30/2019	11.90	0.70	(0.20)	0.50	(0.70)	—	(0.70)	11.70	4.38	401,268	0.60	0.65	5.99
Period from 3/29/2018[6] to 6/30/2018	12.00	0.18	(0.11)	0.07	(0.17)	—	(0.17)	11.90	0.59	328,769	0.60[7]	0.70[7]	6.54[7]

	Year Ended June 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate	67%	41%	38%	46%	45%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Redemption fees per share were less than $0.005.

4  Includes redemption fees per share of $0.01.

5  Includes redemption fees per share of $0.02.

6  Commencement of operations.

7  Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2020

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series, one of which had not commenced operations as of June 30, 2020. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four classes of shares: Class I, Class A, Class C and Class Z. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A and Class C shares bear certain expenses related to the distribution and servicing expenditures. Currently, the International Value Fund is not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class Z shares to investors. Effective August 29, 2019, Class R shares converted to Class A shares for the Large Cap Value Fund and Mid-Cap Value Fund.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of prices obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2020:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$71,678,095	$385,162,063	$268,580,319	$361,533,533	$142,617,039
Preferred Stocks	—	—	—	—	48,343
Money Market Funds	853,050	3,947,930	485,350	11,643,691	—
Time Deposits	1,157,255	604,180	12,996,752	7,180,138	3,680,401
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	13,703,136	1,157,401	—
Industrials	—	—	10,049,734	—	—
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$73,688,400	$389,714,173	$305,815,291	$381,514,763	$146,345,783

	Global Value	International Value	Value Opportunities	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$18,302,676	$459,452	$425,349,275	$—
Preferred Stocks	—	—	215,985	—
Purchased Put Options	—	—	1,887,000	—
Warrants	—	—	164,360	—
Money Market Funds	—	—	7,825,765	—
Time Deposits	582,782	75,903	27,022,697	43,541,505
Level 2 — Other significant observable market inputs:
Common Stocks:
Communication Services	—	69,183	—	—
Consumer Discretionary	—	31,138	—	—
Consumer Staples	621,348	144,595	—	—
Energy	458,843	120,928	7,505,713	—
Financials	3,050,959	465,887	—	—
Health Care	—	92,393	—	—
Industrials	2,273,235	348,941	14,058,810	—
Information Technology	—	74,169	—	—
Materials	—	18,839	—	—

Preferred Stocks:

Financials	—	—	1,777,062	—
Asset-Backed Securities	—	—	—	4,757,830
Convertible Bonds	—	—	—	10,531,151
Corporate Bonds	—	—	8,906,575	1,346,391,611
Term Loans	—	—	17,501,512	81,136,217
Warrants	—	—	0	0
Level 3 — Significant unobservable inputs:
Common Stocks:
Automakers	—	—	—	0
Energy — Exploration & Production	—	—	—	1,614
Materials	—	—	11,128,189	—
Metals/Mining Excluding Steel	—	—	—	33,994,071
Oil Field Equipment & Services	—	—	—	6,596,271
Specialty Retail	—	—	—	9,026,128
Preferred Stocks:

Food — Wholesale	—	—	—	0
Corporate Bonds	—	—	—	0
Term Loans	—	—	3,772,233	6,130,631
Total Investments	$25,289,843	$1,901,428	$527,115,176	$1,542,107,029

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of June 30, 2020:

	Fair Value at June 30, 2020	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input
Value Opportunities
Common Stocks	$11,128,189	Market comparable companies	EBIT multiple	4x - 10x (8.4x)	Increase
Term Loans	3,272,683	Market quote (stale)	N/A	$100.00	Increase
	499,550	Purchase price	N/A	$97.00	Increase
Total Term Loans	3,772,233
	$14,900,422
High Yield
Common Stocks	$9,026,128	Calculation of enterprise value using: Discounted cash flows Discounted cash flows Market comparable companies	Yield (Discount rate of cash flows) Terminal EBITDA multiple EBITDA multiple	13% - 15% 6.75x - 7.75x 8x - 11x	Decrease Increase Increase
	436	Estimated recovery value	Probability of asset recovery	$0.00	Increase
	1,178	Last traded price (stale)	N/A	$0.01	Increase
	40,590,342	Market comparable companies	EBIT multiple	4x - 10x (6.3x)	Increase
Total Common Stocks	49,618,084
Preferred Stocks	0	Estimated recovery value	Probability of asset recovery	$0.00	Increase
Corporate Bonds	0	Estimated recovery value	Probability of asset recovery	$0.00	Increase
Term Loans	2,257,130	Market quote (stale)	N/A	$100.00	Increase
	3,873,501	Purchase price	N/A	$97.00	Increase
Total Term Loans	6,130,631
	$55,748,715

* Unobservable inputs were weighted by the fair value of the investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Value Opportunities
	Common Stocks	Term Loans	Total
Balance at June 30, 2019	$7,053,582	$3,802,486	$10,856,068
Purchases	451,436	499,550	950,986
Sales	—	(529,803)	(529,803)
Accrued discounts (premiums)	—	(192,720)	(192,720)
Realized gains (losses)	—	—	—
Change in unrealized appreciation/ depreciation	3,623,171	192,720	3,815,891
Transfers into Level 3	—	—	—
Balance at June 30, 2020	$11,128,189	$3,772,233	$14,900,422
Change in unrealized appreciation/ depreciation for Level 3 assets held at June 30, 2020	$3,623,171	$192,720	$3,815,891

	High Yield
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2019	$63,227,625	$7,357,494	$10,707,900	$2,590,943	$83,883,962
Purchases	8,451,808	69,351	126,516	3,900,686	12,548,361
Sales	—	—	—	(360,998)	(360,998)
Accrued discounts (premiums)	—	—	—	(1,494,346)	(1,494,346)
Realized gains (losses)	—	—	—	—	—
Change in unrealized appreciation/ depreciation	(22,061,785)	(7,426,845)	(10,834,416)	1,494,346	(38,828,700)
Transfers into Level 3	436 *	—	0 *	—	436
Balance at June 30, 2020	$49,618,084	$0	$0	$6,130,631	$55,748,715
Change in unrealized appreciation/ depreciation for Level 3 assets held at June 30, 2020	$(22,061,785)	$(7,426,845)	$(10,834,416)	$1,494,346	$(38,828,700)

* The transfers were due to lack of observable inputs on June 30, 2020.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses and do not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Value Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Advisor, on behalf of the Value Opportunities Fund and High Yield Fund, is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of June 30, 2020:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities
Equity Contracts:
Purchased Put Options	Long-term investments	$1,887,000

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation/depreciation on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended June 30, 2020:

Realized Gains (Losses) on Derivatives

	Value Opportunities		High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$2,180,418
Equity Contracts:
Purchased Put Options	(3,247,856	)*	—
Foreign Exchange Contracts:
Futures Contracts	511,577		—

* Included with net realized gains (losses) from sales of unaffiliated issuers.

Change in Unrealized Appreciation/Depreciation on Derivatives

Value Opportunities
Equity Contracts:
Purchased Put Options	$(9,277,673	)*

* Included with net change in unrealized appreciation/depreciation of securities of unaffiliated issuers and foreign currency translations.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the year ended June 30, 2020:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	—
Average Notional Amount — Credit Default Swap Contracts	$—	$—
Equity Contracts:
Average Number of Contracts — Purchased Put Options	4,172	—
Average Notional Amount — Purchased Put Options	$39,049,145	$—
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	30	—
Average Notional Amount — Futures Contracts	$2,492,250	$—

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of June 30, 2020:

		Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Received*	Net Amount
Securities Lending:
Diversified Value	$835,959	$—	$(835,959)	$—
Large Cap Value	3,861,991	—	(3,861,991)	—
Mid-Cap Value	472,788	—	(472,788)	—
Small Cap Value	11,365,357	—	(11,365,357)	—
Value Opportunities	7,628,231	—	(7,628,231)	—

* Actual collateral received is greater than the amount shown due to overcollateralization.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through August 31, 2021.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	High Yield
Annual Advisory Fee Rate	0.70%[1]	0.70%[2]	0.75%[3]	0.75%	0.65%	0.75%	0.80%	0.75%	0.55%
Annual cap on expenses — Class I	0.80%	0.95%	1.15%	1.25%	0.80%	0.95%	0.95%	1.25%	0.70%
Annual cap on expenses — Class A	1.05%	1.20%	1.40%	1.50%	1.05%	1.20%	1.20%	1.50%	0.95%
Annual cap on expenses — Class C	1.80%	1.95%	2.15%	2.25%	1.80%	1.95%	1.95%	2.25%	1.70%
Annual cap on expenses — Class Z	0.80%	0.95%	1.15%	1.25%	0.80%	0.95%	0.95%	1.25%	0.60%

1 The Annual Advisory Fee Rate is 0.70% for the first $250 million in assets, 0.60% for the next $250 million in assets and 0.50% thereafter.

2 The Annual Advisory Fee Rate is 0.70% for the first $500 million in assets, 0.60% for the next $500 million in assets and 0.55% thereafter.

3 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% thereafter.

The following rates were effective prior to August 29, 2019:

Small Cap Diversified Value
Annual cap on expenses — Class I	0.90%
Annual cap on expenses — Class A	1.15%
Annual cap on expenses — Class C	1.90%
Annual cap on expenses — Class Z	0.90%

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R1	0.50%

1 Effective August 29, 2019, Class R shares converted to Class A shares for the Large Cap Value Fund and Mid-Cap Value Fund.

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A and Class C shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations. Class Z shares are not subject to these fees.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the year ended June 30, 2020, the Funds' purchases and sales were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Purchases	$—	$—	$—	$—	$—	$—	$—	$—	$—	$17,415,948
Sales	—	—	—	—	—	—	—	—	—	—

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2020 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	High Yield
Purchases	$24,508,487	$129,061,725	$197,328,738	$191,570,872	$138,666,317	$12,186,077	$646,085	$308,396,622	$1,395,935,216
Sales	35,426,783	140,362,107	801,783,465	345,420,021	60,639,920	17,505,492	677,709	394,337,542	2,052,601,901

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2020.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2020:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	High Yield
Tax cost of investments	$94,432,845	$473,504,223	$405,488,565	$469,560,222	$168,834,906	$28,991,153	$2,258,688	$552,310,713	$1,788,764,485
Gross unrealized appreciation	6,819,266	37,268,700	24,991,275	43,431,420	15,729,453	1,972,592	114,837	81,874,824	34,454,444
Gross unrealized depreciation	(29,574,016)	(125,610,860)	(138,146,651)	(150,302,499)	(41,898,977)	(6,256,109)	(548,018)	(141,913,348)	(324,653,456)
Net unrealized appreciation/ depreciation	(22,754,750)	(88,342,160)	(113,155,376)	(106,871,079)	(26,169,524)	(4,283,517)	(433,181)	(60,038,524)	(290,199,012)
Distributable ordinary income (as of 6/30/20)*	1,525,760	3,787,231	7,928,177	3,330,446	967,923	447,072	30,073	9,086,666	233,940
Distributable long-term gains (as of 6/30/20)	—	—	—	—	—	—	—	—	—
Total distributable earnings	1,525,760	3,787,231	7,928,177	3,330,446	967,923	447,072	30,073	9,086,666	233,940
Other accumulated losses	(36,471,773)	(20,620,357)	(365,362,163)	(104,606,394)	(5,253,449)	(4,244,130)	(231,737)	(64,832,466)	(234,934,257)
Total accumulated losses	$(57,700,763)	$(105,175,286)	$(470,589,362)	$(208,147,027)	$(30,455,050)	$(8,080,575)	$(634,845)	$(115,784,324)	$(524,899,329)

* The Funds do not have any distributable short-term gains.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2020, the Global Value Fund held securities with $3,664 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2020, the Small Cap Diversified Value Fund held securities with $33,204 of net unrealized appreciation relating to the transfers.

On the Statements of Assets & Liabilities, the following adjustments were made for permanent tax differences. These differences are due primarily to differing treatment for items such as partnership adjustments and capital losses and wash sales from the reorganization of the High Yield Fund with the Capital Income Fund.

	Paid-In Capital	Total Accumulated Distributable Losses
Diversified Value	$—	$—
Large Cap Value	—	—
Mid-Cap Value	—	—
Small Cap Value	—	—
Small Cap Diversified Value	(24)	24
Global Value	—	—
International Value	—	—
Value Opportunities	687	(687)
High Yield	4,493,606	(4,493,606)

The tax components of distributions paid during the fiscal years ended June 30, 2020 and 2019, capital loss carryovers as of June 30, 2020, and any tax basis late year losses as of June 30, 2020, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2020						June 30, 2019
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Short-Term Capital Loss Carryovers[1]	Long-Term Capital Loss Carryovers[2]	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$1,715,852	$—	$1,165,184	$35,306,589	$—	$—	$—	$—
Large Cap Value	7,868,043	—	4,301,401	16,318,956	—	—	8,139,522	3,973,656
Mid-Cap Value	14,838,215	—	99,606,980	265,706,731	—	—	22,954,934	17,470,309
Small Cap Value	10,643,165	22,636,076	—	—	—	104,606,394[3]	14,330,987	44,274,755
Small Cap Diversified Value	1,103,840	—	5,151,038	—	—	—	1,723,003	1,457,773
Global Value	867,014	158,491	1,905,967	2,338,163	—	—	180,054	545,615
International Value	52,275	31,599	21,130	210,607	—	—	38,921	119,730
Value Opportunities	13,802,647	3,538,096	35,958,704	28,873,762	—	—	24,999,077	34,454,111
High Yield[4]	128,474,656	—	7,331,279	225,792,314	—	—	153,991,603	—

1 Short-term with no expiration.

2 Long-term with no expiration.

3 $41,333,605 is short-term post-October loss and $63,272,789 is long-term post-October loss.

4 The Fund inherited a short-term capital loss carryover of $922,717 and a long-term capital loss carryover of $3,566,005 as a result of the reorganization with the Capital Income Fund (Note 11), which are included in the totals. These capital loss carryovers are further subject to an annual limitation of $171,228 pursuant to Section 382.

As of and during the year ended June 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2020, the Funds did not incur any interest or penalties. The tax years ended June 30, 2017 through June 30, 2020 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2020
Diversified Value Fund
Class I	219,763	$3,303,517	53,943	$1,075,088	(595,710)	$(10,078,615)	(322,004)	$(5,700,010)
Class A	54,755	906,556	11,172	223,673	(328,804)	(5,481,062)	(262,877)	(4,350,833)
Class C	324	6,251	496	9,899	(44,710)	(755,936)	(43,890)	(739,786)
Total net increase (decrease)	274,842	4,216,324	65,611	1,308,660	(969,224)	(16,315,613)	(628,771)	(10,790,629)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2020
Large Cap Value Fund
Class I	6,121,896	$161,782,994	158,415	$5,563,526	(7,402,924)	$(208,291,964)	(1,122,613)	$(40,945,444)
Class A (Note 10)	2,372,019	68,849,583	35,625	1,246,516	(1,663,508)	(50,892,812)	744,136	19,203,287
Class C	20,111	578,041	1,905	65,888	(116,395)	(3,366,356)	(94,379)	(2,722,427)
Class R (Note 10)	3,653	116,790	—	—	(159,160)	(5,081,991)	(155,507)	(4,965,201)
Class Z	332,798	11,697,458	26	901	(73,926)	(2,029,700)	258,898	9,668,659
Total net increase (decrease)	8,850,477	243,024,866	195,971	6,876,831	(9,415,913)	(269,662,823)	(369,465)	(19,761,126)
Mid-Cap Value Fund
Class I	4,011,085	108,674,041	384,208	12,359,978	(26,829,755)	(815,689,250)	(22,434,462)	(694,655,231)
Class A (Note 10)	832,752	22,329,973	29,051	921,797	(2,492,169)	(69,240,956)	(1,630,366)	(45,989,186)
Class C	29,287	663,965	776	21,420	(458,183)	(10,762,109)	(428,120)	(10,076,724)
Class R (Note 10)	4,076	126,658	—	—	(128,982)	(3,653,136)	(124,906)	(3,526,478)
Class Z	8,256,491	260,030,548	28	908	(7,538,961)	(135,797,451)	717,558	124,234,005
Total net increase (decrease)	13,133,691	391,825,185	414,063	13,304,103	(37,448,050)	(1,035,142,902)	(23,900,296)	(630,013,614)
Small Cap Value Fund
Class I	2,738,088	118,758,335	319,026	17,010,444	(6,873,140)	(334,008,550)	(3,816,026)	(198,239,771)
Class A	202,719	8,073,450	21,584	1,146,521	(374,947)	(17,127,091)	(150,644)	(7,907,120)
Class C	4,828	186,913	5,383	230,191	(69,099)	(2,605,952)	(58,888)	(2,188,848)
Class Z	2,998,049	153,655,991	48	2,581	(2,827,002)	(87,972,042)	171,095	65,686,530
Total net increase (decrease)	5,943,684	280,674,689	346,041	18,389,737	(10,144,188)	(441,713,635)	(3,854,463)	(142,649,209)
Small Cap Diversified Value Fund
Class I	15,343,798	128,242,330	101,881	1,088,093	(6,698,417)	(54,802,963)	8,747,262	74,527,460
Class A	113,996	1,129,591	1,352	14,382	(206,106)	(1,707,933)	(90,758)	(563,960)
Class Z	4,990	50,000	45	478	—	—	5,035	50,478
Total net increase (decrease)	15,462,784	129,421,921	103,278	1,102,953	(6,904,523)	(56,510,896)	8,661,539	74,013,978
Global Value Fund
Class I	291,427	3,089,686	77,760	936,235	(1,005,051)	(9,516,983)	(635,864)	(5,491,062)
Class A	20,589	164,431	354	4,267	(22,803)	(238,626)	(1,860)	(69,928)
Total net increase (decrease)	312,016	3,254,117	78,114	940,502	(1,027,854)	(9,755,609)	(637,724)	(5,560,990)
International Value Fund
Class I	—	—	8,159	83,874	—	—	8,159	83,874
Total net increase	—	—	8,159	83,874	—	—	8,159	83,874
Value Opportunities Fund
Class I	6,696,114	159,977,949	346,569	9,884,142	(10,231,315)	(231,108,023)	(3,188,632)	(61,245,932)
Class A	715,935	17,569,480	64,990	1,860,010	(2,256,535)	(55,301,193)	(1,475,610)	(35,871,703)
Class C	91,401	2,292,348	20,419	540,288	(633,385)	(14,705,190)	(521,565)	(11,872,554)
Class Z	699,411	19,436,623	17,121	488,112	—	—	716,532	19,924,735
Total net increase (decrease)	8,202,861	199,276,400	449,099	12,772,552	(13,121,235)	(301,114,406)	(4,469,275)	(89,065,454)
High Yield Fund
Class I (Note 11)	48,453,586[1]	520,235,470[1]	7,142,683	78,723,168	(116,041,306)	(1,272,201,377)[2]	(60,445,037)	(673,242,739)
Class A (Note 11)	2,266,609[1]	23,886,442[1]	767,425	8,630,615	(24,833,310)	(280,107,700)[2]	(21,799,276)	(247,590,643)
Class C	21,977	247,558	10,954	119,602	(86,803)	(970,751)	(53,872)	(603,591)
Class Z	53,514,139	606,717,088	1,561,294	16,310,999	(38,114,641)	(390,872,098)[2]	16,960,792	232,155,989
Total net increase (decrease)	104,256,311	1,151,086,558	9,482,356	103,784,384	(179,076,060)	(1,944,151,926)	(65,337,393)	(689,280,984)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2019
Diversified Value Fund
Class I	230,995	$4,308,636	47,595	$793,407	(410,190)	$(7,597,837)	(131,600)	$(2,495,794)
Class A	139,026	2,546,023	11,487	192,296	(362,761)	(6,593,112)	(212,248)	(3,854,793)
Class C	11,123	193,059	279	4,644	(36,751)	(657,557)	(25,349)	(459,854)
Total net increase (decrease)	381,144	7,047,718	59,361	990,347	(809,702)	(14,848,506)	(369,197)	(6,810,441)
Large Cap Value Fund
Class I	4,188,167	130,285,912	262,252	7,694,461	(1,969,489)	(62,799,204)	2,480,930	75,181,169
Class A	268,996	8,557,570	85,814	2,510,069	(779,122)	(25,161,630)	(424,312)	(14,093,991)
Class C	128,124	3,936,925	6,237	180,130	(109,077)	(3,429,075)	25,284	687,980
Class R	27,362	881,858	1,823	54,002	(78,923)	(2,578,673)	(49,738)	(1,642,813)
Total net increase (decrease)	4,612,649	143,662,265	356,126	10,438,662	(2,936,611)	(93,968,582)	2,032,164	60,132,345
Mid-Cap Value Fund
Class I	5,685,098	200,404,082	992,963	31,933,680	(15,684,749)	(547,940,675)	(9,006,688)	(315,602,913)
Class A	630,763	22,273,194	92,293	2,920,139	(1,709,764)	(58,842,995)	(986,708)	(33,649,662)
Class C	74,641	2,191,937	19,489	535,374	(385,659)	(11,453,424)	(291,529)	(8,726,113)
Class R	29,227	1,012,997	1,255	39,820	(76,148)	(2,640,965)	(45,666)	(1,588,148)
Total net increase (decrease)	6,419,729	225,882,210	1,106,000	35,429,013	(17,856,320)	(620,878,059)	(10,330,591)	(359,566,836)
Small Cap Value Fund
Class I	3,712,196	211,303,635	585,859	29,544,854	(2,907,640)	(163,391,226)	1,390,415	77,457,263
Class A	216,885	11,849,207	50,148	2,518,416	(549,145)	(30,599,733)	(282,112)	(16,232,110)
Class C	8,392	362,222	18,263	746,424	(114,623)	(5,171,753)	(87,968)	(4,063,107)
Total net increase (decrease)	3,937,473	223,515,064	654,270	32,809,694	(3,571,408)	(199,162,712)	1,020,335	57,162,046
Small Cap Diversified Value Fund
Class I	6,873,443	70,018,521	311,362	2,939,253	(1,009,533)	(11,095,154)	6,175,272	61,862,620
Class A	342,620	3,855,009	25,056	235,526	(314,426)	(3,316,111)	53,250	774,424
Total net increase (decrease)	7,216,063	73,873,530	336,418	3,174,779	(1,323,959)	(14,411,265)	6,228,522	62,637,044
Global Value Fund
Class I	2,725,481	30,504,644	67,154	703,103	(26,507)	(289,500)	2,766,128	30,918,247
Class A	8,904	104,856	2,046	21,466	(45,473)	(569,432)	(34,523)	(443,110)
Total net increase (decrease)	2,734,385	30,609,500	69,200	724,569	(71,980)	(858,932)	2,731,605	30,475,137
International Value Fund
Class I	2,001	21,502	17,096	158,651	—	—	19,097	180,153
Total net increase	2,001	21,502	17,096	158,651	—	—	19,097	180,153
Value Opportunities Fund
Class I	9,090,629	251,316,538	1,402,218	34,817,068	(4,463,690)	(118,644,551)	6,029,157	167,489,055
Class A	1,882,824	50,960,135	334,897	8,338,932	(2,041,709)	(56,772,144)	176,012	2,526,923
Class C	338,598	8,564,899	141,075	3,253,197	(424,959)	(10,827,111)	54,714	990,985
Total net increase (decrease)	11,312,051	310,841,572	1,878,190	46,409,197	(6,930,358)	(186,243,806)	6,259,883	171,006,963

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2019
High Yield Fund
Class I	59,726,649	$696,746,581	8,497,900	$99,162,717	(73,286,129)	$(851,438,038)[3]	(5,061,580)	$(55,528,740)
Class A	2,183,160	25,565,215	2,014,600	23,371,432	(17,577,424)	(203,487,210)[3]	(13,379,664)	(154,550,563)
Class C	60,123	695,682	10,901	127,097	(47,068)	(552,304)	23,956	270,475
Class Z	8,481,470	99,725,152	389,944	4,549,457	(2,180,399)	(25,620,277)	6,691,015	78,654,332
Total net increase (decrease)	70,451,402	822,732,630	10,913,345	127,210,703	(93,091,020)	(1,081,097,829)	(11,726,273)	(131,154,496)

1  Included within sales are shares issued in connection with the reorganization for Class I of 686,606 and amount of $7,072,381 and for Class A of 788,458 and amount of $8,047,794.

2  Net of redemption fees of $16,456 for Class I, $3,201 for Class A and $4,748 for Class Z. Effective September 30, 2019, the redemption fee was removed.

3  Net of redemption fees of $93,924 for Class I and $13,454 for Class A.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2020, is set forth below:

Small Cap Value Fund

Issuer Name	Value at June 30, 2019	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at June 30, 2020	Dividends	Shares Held at June 30, 2020
Hudson Global, Inc.	$2,723,562	$—	$(129,597)	$(3,437,897)	$2,612,832	$1,768,900	$—	202,160
MDC Partners, Inc.+	9,294,768	734,340	(1,558,682)	(2,821,066)	1,168,256	6,817,616	—	3,277,700
Noranda Aluminum Holding Corp.	9,203	—	—	—	(6,162)	3,041	—	800,300
	$12,027,533	$734,340	$(1,688,279)	$(6,258,963)	$3,774,926	$8,589,557	$—

+  Issuer was not an affiliate as of June 30, 2020.

Value Opportunities Fund

Issuer Name	Value at June 30, 2019	Purchases	Sales		Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at June 30, 2020	Dividends	Shares Held at June 30, 2020
Iracore Investments Holdings, Inc.	$5,264,360	$—	$—		$—	$4,299,806	$9,564,166	$—	32,422
Motors Liquidation Company GUC Trust	17,204,860	—	(15,175,540	)*	915,218	(493,657)	2,450,881	—	1,623,100
	$22,469,220	$—	$(15,175,540)		$915,218	$3,806,149	$12,015,047	$—

*  Reduction due to return of capital distributions.

High Yield Fund

Issuer Name	Value at June 30, 2019	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at June 30, 2020	Dividends	Shares Held at June 30, 2020
American Zinc Recycling LLC	$29,175,617	$7,848,525	$—	$—	$(11,233,430)	$25,790,712	$—	116,127
Bellatrix Exploration Ltd.+	1,612,791	3,508	(814,034)	(2,860,318)	2,058,489	436	—	436,072
Iracore Investments Holdings, Inc.	3,587,078	57,250	—	—	2,951,943	6,596,271	—	22,361
PetroQuest Energy, Inc.	2,913,980	94,669	—	—	(3,008,649)	0	—	733,008
RA Parent, Inc.	10,482,767	192,714	—	—	(2,472,122)	8,203,359	—	291
	$47,772,233	$8,196,666	$(814,034)	$(2,860,318)	$(11,703,769)	$40,590,778	$—

+  Issuer was not an affiliate as of June 30, 2020.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2020, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At June 30, 2020, the Funds did not have any outstanding unfunded loan commitments.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

In 2017, the United Kingdom's Financial Conduct Authority, which regulates London Interbank Offered Rate ("LIBOR"), announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates ("IBOR") were susceptible to manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities. Management does not anticipate a material impact to the Funds.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first reported in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Funds' ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds' service providers, adversely affect the value and liquidity of the Funds' investments, and negatively impact the Funds' performance, and overall prevent the Funds from implementing their investment strategies and achieving their investment objectives.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

Class R Shares. The Board approved closing the Class R shares of the Large Cap Value Fund and Mid-Cap Value Fund and converting Class R shares to Class A shares of each respective Fund effective on August 29, 2019 (the "Conversion"). The Conversion was accomplished by a tax-free exchange of Class R shares for Class A shares in the following amounts and at the following conversion ratios:

	Class R Prior to Conversion
	Dollars	Shares	Conversion Ratio	Class A Shares
Large Cap Value	$4,553,437	143,415	1.010825	144,968
Mid-Cap Value	3,425,121	121,286	1.000354	121,329

NOTE 11.

Reorganization. As of the close of business on June 26, 2020, the High Yield Fund (the "Acquiring Fund") acquired the net assets of the Capital Income Fund (the "Acquired Fund") in exchange for shares of the Acquiring Fund pursuant to an Agreement and Plan of Reorganization approved by the Board. The reorganization qualified as a tax-free reorganization for federal income tax purposes and, accordingly, shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a direct result of the reorganization. Prior to the closing of reorganization, the Acquired Fund distributed all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Acquired Fund's shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation/depreciation of the investments of the Acquired Fund as of the date of the reorganization were as follows:

Capital Income Fund
Investments, at value	$7,101,374
Cost of investments	9,002,107
Net unrealized appreciation/depreciation	(1,900,733)
Capital loss carryovers available for potential utilization	4,488,722

For financial reporting purposes, assets received and shares issued by the Acquiring Fund (listed below) were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The investments received by the Acquiring Fund were excluded from the portfolio turnover rate calculation.

Share Transactions

The net assets, shares outstanding and NAV per share immediately prior to and after the reorganization were as follows:

	Net Assets	Shares Outstanding	NAV per Share
Acquired Fund — Prior to the Reorganization
Class I	$7,072,381	750,568	$9.4227
Class A	8,047,794	816,157	9.8606
Acquiring Fund — Prior to the Reorganization
Class I	976,740,795	94,824,693	10.3005
Class A	35,823,149	3,509,668	10.2070
Acquiring Fund — After the Reorganization
Class I	983,813,176	95,511,299	10.3005
Class A	43,870,943	4,298,126	10.2070

Pro Forma Results of Operations

Assuming the reorganization had been completed on July 1, 2019, the beginning of the Acquiring Fund's current fiscal year, the pro forma results of operations for the year ended June 30, 2020, are as follows:

High Yield Fund
Net investment income	$129,237,856
Net realized and unrealized gains (losses)	(301,016,780)
Net decrease in net assets resulting from operations	$(171,778,924)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's Statement of Operations since the reorganization was consummated.

NOTE 12.

New Accounting Pronouncements. In August 2018, FASB issued Accounting Standards Update ("ASU") No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU No. 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU No. 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt all or portions of ASU No. 2018-13. Management has implemented portions of the amendments and there was no material impact on the Funds' financial statements. Management is currently evaluating the impact of the additional disclosure requirements.

In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Funds' financial statements and disclosures. The Funds did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 during the period ended June 30, 2020.

NOTE 13.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 14.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2020.

For the year ended June 30, 2020, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 87.27%, Small Cap Diversified Value Fund — 100.00%, Global Value Fund — 18.34%, International Value Fund — 0.00%, Value Opportunities Fund — 51.58%, High Yield Fund — 0.00%.

For the year ended June 30, 2020, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 100.00%, Small Cap Diversified Value Fund — 100.00%, Global Value Fund — 55.64%, International Value Fund — 100.00%, Value Opportunities Fund — 68.23%, High Yield Fund — 0.00%. Shareholders should consult their tax advisors.

For the year ended June 30, 2020, the International Value Fund earned foreign source income of $54,659, and paid foreign taxes of $3,981, which the Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2020, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.31%, Large Cap Value Fund — 0.94%, Mid-Cap Value Fund — 1.66%, Small Cap Value Fund — 2.36%, Small Cap Diversified Value Fund — 1.60%, Global Value Fund — 0.67%, International Value Fund — 0.58%, Value Opportunities Fund — 12.48%, High Yield Fund — 84.44%.

For the year ended June 30, 2020, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 44.69%, Small Cap Diversified Value Fund — 0.00%, Global Value Fund — 50.39%, International Value Fund — 14.70%, Value Opportunities Fund — 43.97%, High Yield Fund — 0.00%.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Hotchkis & Wiley Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets & liabilities of Hotchkis & Wiley Funds (the "Funds") comprising the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, and High Yield Fund, including the schedules of investments, as of June 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds, except, International Value Fund, which is for each of the four years in the period then ended and for the period from December 31, 2015 (Commencement of Operations) to June 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except, International Value Fund, which is for each of the four years in the period then ended and for the period from December 31, 2015 (Commencement of Operations) to June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California
August 21, 2020

We have served as the auditor of one or more Hotchkis & Wiley Funds investment companies since 2012.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2020 – June 30, 2020).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period* 1/1/20 - 6/30/20	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period* 1/1/20 - 6/30/20	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$762.50	$3.51	$1,000.00	$1,020.89	$4.02	0.80%
Class A	1,000.00	761.50	4.60	1,000.00	1,019.64	5.27	1.05
Class C	1,000.00	758.20	7.87	1,000.00	1,015.91	9.02	1.80
Large Cap Value Fund
Class I	1,000.00	756.60	4.15	1,000.00	1,020.14	4.77	0.95
Class A	1,000.00	755.70	5.24	1,000.00	1,018.90	6.02	1.20
Class C	1,000.00	753.30	8.15	1,000.00	1,015.56	9.37	1.87
Class Z	1,000.00	757.40	3.63	1,000.00	1,020.74	4.17	0.83
Mid-Cap Value Fund
Class I	1,000.00	679.00	4.17	1,000.00	1,019.89	5.02	1.00
Class A	1,000.00	678.10	4.97	1,000.00	1,018.95	5.97	1.19
Class C	1,000.00	675.60	8.17	1,000.00	1,015.12	9.82	1.96
Class Z	1,000.00	679.10	3.72	1,000.00	1,020.44	4.47	0.89
Small Cap Value Fund
Class I	1,000.00	707.80	4.46	1,000.00	1,019.64	5.27	1.05
Class A	1,000.00	707.00	5.31	1,000.00	1,018.65	6.27	1.25
Class C	1,000.00	704.50	8.31	1,000.00	1,015.12	9.82	1.96
Class Z	1,000.00	708.40	3.70	1,000.00	1,020.54	4.37	0.87
Small Cap Diversified Value Fund
Class I	1,000.00	731.70	3.44	1,000.00	1,020.89	4.02	0.80
Class A	1,000.00	729.70	4.52	1,000.00	1,019.64	5.27	1.05
Class Z	1,000.00	730.70	3.44	1,000.00	1,020.89	4.02	0.80
Global Value Fund
Class I	1,000.00	737.40	4.10	1,000.00	1,020.14	4.77	0.95
Class A	1,000.00	736.80	5.18	1,000.00	1,018.90	6.02	1.20
International Value Fund
Class I	1,000.00	727.00	4.08	1,000.00	1,020.14	4.77	0.95

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period* 1/1/20 - 6/30/20	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period* 1/1/20 - 6/30/20	Annualized Expense Ratio
Value Opportunities Fund
Class I	$1,000.00	$780.20	$4.34	$1,000.00	$1,019.99	$4.92	0.98%
Class A	1,000.00	779.50	5.31	1,000.00	1,018.90	6.02	1.20
Class C	1,000.00	776.70	8.44	1,000.00	1,015.37	9.57	1.91
Class Z	1,000.00	780.80	3.81	1,000.00	1,020.59	4.32	0.86
High Yield Fund
Class I	1,000.00	912.70	3.33	1,000.00	1,021.38	3.52	0.70
Class A	1,000.00	908.90	4.51	1,000.00	1,020.14	4.77	0.95
Class C	1,000.00	908.30	7.73	1,000.00	1,016.76	8.17	1.63
Class Z	1,000.00	912.40	2.85	1,000.00	1,021.88	3.02	0.60

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by the number of days in the most recent fiscal year (366).

Board Considerations In Approving Continuation of Investment Advisory Agreements

Background and Approval Process. Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Small Cap Diversified Value Fund, the Hotchkis and Wiley Global Value Fund, the Hotchkis and Wiley International Value Fund, the Hotchkis and Wiley Value Opportunities Fund, the Hotchkis and Wiley Capital Income Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund" and collectively, the "Funds") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund for two-year terms. The Advisory Agreements continue thereafter if approved annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"), by a vote cast at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were renewed by the Board at a meeting held in May 2020.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to: (i) the nature, extent and quality of services provided by the Advisor, along with compliance with legal requirements, (ii) short-term and longer-term total return of each Fund relative to their respective peer groups and market indices, (iii) the costs of the services provided and the Advisor's estimated profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of funds in its peer group, and (vi) fall-out benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information related to the Advisor's processes for measuring, managing and monitoring risk. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their request was in addition to information received by the Board throughout the year, both in writing and during meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also held a conference call with their independent legal counsel in April 2020 to review the materials provided by the Advisor and were advised regarding the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts. The Independent Trustees, through their legal counsel, then provided follow-up questions to the Advisor to which they received responses in advance of the Funds' May Board meeting.

At the May Board meeting, representatives of the Advisor discussed certain responses with the Board and responded to their further questions. The Board considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to renew each Advisory Agreement.

The Board considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Advisory Agreement is in the best interests of the applicable Fund. In deciding to approve the renewal of each Advisory Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Board noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Board believes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Board considered, in particular, that each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders.

The Board reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Board also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Board considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Board considered the portfolio managers' significant investments in the Funds. The Board reviewed the Trust's compliance program and the resultant compliance by the Funds and the Advisor with legal requirements.

The Board also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Board particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds without an additional charge to the Funds. The Board noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on their review, the Board concluded that the nature, extent and quality of services provided to each Fund under its Advisory Agreement were satisfactory.

Investment Performance of the Funds and the Advisor. The Board noted that it reviews data on the short-term and longer-term total return of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Board reviewed a report prepared by the Trust's administrator (the "Report") using information provided by Morningstar, Inc., an independent provider of mutual fund data, that compared the total return of Class I shares of each Fund to that of a group of funds that are similar primarily in terms of investment style (each, a "Peer Group"), for periods ended December 31, 2019 and March 31, 2020. The Peer Groups were reviewed and selected by the Advisor based on its criteria to determine an appropriate group of competitor funds. In addition, data regarding performance of the Peer Group funds is provided at each quarterly Board meeting. The Board also considered total return information for various periods through April 30, 2020 that was provided by the Advisor. With respect to the Capital Income Fund, the Board considered that the Advisor proposed reorganizing the Fund into the High Yield Fund effective June 2020.

The Board considered the total return information for each Fund for applicable periods up to 10 years. The Board noted that all Funds with at least 10 years of performance, that is the Diversified Value, Large Cap Value, Mid-Cap Value, Small Cap Value, Value Opportunities and High Yield Funds, outperformed the median total return of their respective Peer Groups for the 10-year period ended December 31, 2019, except the Mid-Cap Value Fund, which underperformed the median total return of its Peer Group. The Board noted that all Funds with at least 5 years of performance (that is, all but the International Value Fund) underperformed the median total return of their respective Peer Groups for the 5-year period ended December 31, 2019, except the Small Cap Diversified Value and Value Opportunities Funds, each of which outperformed the median total return of their respective Peer Groups. The Board noted that for the 3-year period ended December 31, 2019, all Funds underperformed the median total return of their respective Peer Groups, with the exception of the Small Cap Diversified Value Fund, which outperformed the median total return of its Peer Group. The Board considered that for the 1-year period ended December 31, 2019, the Diversified Value, Large Cap Value, Small Cap Diversified Value, Global Value and International Value Funds outperformed the median total return of their respective Peer Groups, and the Mid-Cap Value, Small Cap Value, Value Opportunities, Capital Income and High Yield Funds underperformed the median total return of their respective Peer Groups. The Board also considered the Advisor's supplemental report for periods through April 30, 2020, but focused more on longer-term rather than short-term performance of the Funds versus their respective Peer Groups.

In addition, the Board reviewed each Fund's total return to that of its respective benchmark index(es). The Independent Trustees reviewed the variability of the performance of the Funds over time in light of the Advisor's investment strategy for each Fund.

Fees, Expenses and Profitability. The Board reviewed expense data using information provided by Morningstar, Inc., contained in the Report, including information regarding any expense caps for the Funds. The Board reviewed data in the Report showing how the Funds' advisory fees and expense ratios (adjusted to deduct 12b-1 expenses for Peer Group funds) compared to those in their respective Peer Groups. The Board also reviewed information provided by the Advisor on advisory fees charged by the Advisor for sub-advisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Board considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and sub-advisory clients and noted it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts.

With respect to the advisory fee for each Fund, the Board noted that the Report showed that the Diversified Value, Large Cap Value, Value Opportunities, Capital Income and High Yield Funds' advisory fees were higher than the median of their respective Peer Groups, that the Small Cap Value, Global Value and International Value Funds' advisory fees were lower than the median of their respective Peer Groups, and that the Mid-Cap Value and Small Cap Diversified Value Funds' advisory fees were the same as the median of their respective Peer Groups. The Board noted that the Advisor uses a fundamental research-intensive process. With respect to the expense ratios for the Funds, the Board noted that the Report showed that each Funds' net expense ratios were higher than the median of their respective Peer Groups, except that the International Value Fund's net expense ratio was higher than the median of its Peer Group by one basis point and that the Small Cap Diversified Value, Global Value and High Yield Funds' net expense ratios were lower than the median of their respective Peer Groups. The Board considered the expense caps put in place by the Advisor (as further described below). The Board noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Board reviewed information concerning the estimated profitability to the Advisor of the Advisory Agreements, including information regarding the methodology for allocating expenses. The Board reviewed data regarding the Advisor's variable expenses and fixed expenses. The Board considered that in 2019, as in recent prior years, the Advisor had absorbed costs above expense caps for certain of the Funds for which it would not be reimbursed. The Board also noted that the annualized expense ratio was above the expense cap for the Diversified Value, Large Cap Value, Small Cap Diversified Value, Global Value, International Value, Capital Income and High Yield Funds in 2019. The Board noted that the Advisor has agreed to continue the expense caps and that, effective August 29, 2019, the Advisor lowered the expense limitation amounts for each class of the Small Cap Diversified Value Fund. The Board also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Board noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that from time to time the Advisor had voluntarily limited growth of assets by closing certain Funds to new investors, and that currently the Small Cap Value Fund has limited availability for purchase. The Board noted that closing Funds is financially disadvantageous to the Advisor and illustrated a commitment to act in the best interests of Fund shareholders. The Board concluded that the level of estimated profitability to the Advisor under the Advisory Agreements appeared to be not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Board considered information regarding the investment, compliance and client service personnel who have been hired by the Advisor, the Advisor's investment in technology resources and the back-office services outsourced by the Advisor. The Board concluded that the Funds' shareholders share in the additional services, investment in talented employees and technology improvements provided by the Advisor without an increase in advisory fees. The Board also noted that the breakpoints in the Diversified Value, Large Cap Value and Mid-Cap Value Funds' advisory fee schedules can enable shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds. The Board considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Board considered that the Advisor has the ability to use commission sharing arrangements that allow the Advisor to pay for third-party research with the equity Funds' soft dollars. The Board considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor who use (or can use) the research for the benefit of the Advisor's other clients). The Board noted that the ability to use the Funds' soft dollars to obtain third-party research is a fallout benefit to the Advisor.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Board, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Advisory Agreement is in the best interests of each Fund.

Statement Regarding Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk, i.e., the risk that a Fund could not meet redemption requests without significant dilution of remaining investors' interests in the Fund (the "Program"). The Program is overseen by the Liquidity Risk Management Committee (the "Committee"), a committee comprised of representatives of Hotchkis & Wiley Capital Management, LLC, the Funds' investment adviser. The Funds' Board of Trustees ("Board") has approved the designation of the Committee to oversee the Program. The Program's principal objectives include supporting each Fund's compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund's liquidity and the periodic classification and re-classification of a Fund's investments into groupings that reflect the Committee's assessment of their relative liquidity under current market conditions. At a meeting of the Board on May 12, 2020, the Committee provided a written report to the Board addressing the operation, adequacy, and effectiveness of implementation of the Program for the period of December 1, 2018 through March 31, 2020. During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The Committee determined, and reported to the Board, that the Program had been implemented and operated in an effective manner. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds' Prospectus or Statement of Additional Information for more information regarding a Fund's exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Randall H. Breitenbach (born 1960)	Trustee Chairman	Since 2001 Since 2018

Non-Executive Director and Vice Chairman of BreitBurn Energy Partners, L.P. (2012 — present); Founder, CEO and Chairman, Bridge Energy Holdings LLC (2017 — present); Chairman Emeritus Stanford University PIC Endowment (1999 — present); Formerly, Founder, CEO and Chairman, Pacific Coast Energy Company, LP (1988 — 2019).

				Ten	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee(a)	Since 2007	Member of Queens Care's Investment Committee (2017 — present); Formerly, California State University — Long Beach: Professor of Economics (1994 – 2015).	Ten	None
Marcy Elkind, Ph.D. (born 1947)	Trustee Vice Chair	Since 2005 Since 2018	President, Elkind Economics, Inc. (1980 — present).	Ten	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Retired. Formerly, Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Ten	Independent Trustee, Brandes Investment Trust (7 portfolios)
H. Thomas Hicks (born 1950)	Trustee(c)	Since 2017	Retired. Formerly, Chief Financial Officer, URS Corporation (2005 — 2015).	Ten	Aptim Corp.

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chair of the Nominating and Governance Committee.

(b)  Chair of the Audit Committee.

(c)  Vice Chair of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis & Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Ten	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present).
Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present).
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present).
Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis & Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 West 5th Street
Los Angeles, California 90013

DISTRIBUTOR

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Forms N-PORT are available free of charge on the SEC's website at http://www.sec.gov.

601 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5704
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0620-0820

JUNE 30, 2020

ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-800-796-5606.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The principal accountant did not provide any other services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$208,682	$220,756
Audit-Related Fees	$5,000	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. The Committee shall pre-approve any engagements of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000. The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser, Hotchkis & Wiley Capital Management, LLC (the “Advisor”) (or any “control affiliate” of the Advisor providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant. The Chairman of the Committee may grant the pre-approval for non-prohibited services to the Advisor for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

The percentage of fees billed by Deloitte & Touche LLP (“D&T”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2020	FYE 6/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

During the last two fiscal years, D&T has served as the auditor to the Advisor and/or affiliates of the Advisor, and has rendered non-audit services to the Advisor and/or affiliates of the Advisor. The non-audit services that D&T provided to the Advisor and/or affiliates of the Advisor in 2020 and 2019 consisted of preparing state and federal tax returns. D&T charged $135,050 and $128,600 for such non-audit services to the Advisor and/or affiliates of the Advisor for 2020 and 2019, respectively. None of the non-audit services provided by D&T to the Advisor and/or affiliates of the Advisor directly related to the operations or financial reporting of the registrant. The Committee has considered whether the provision of audit and non-audit services that were rendered to the Advisor and any entity controlling, controlled by or under common control with the Advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee. Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chair of the Nominating and Governance Committee, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5704.

Item 11. Controls and Procedures.

(a)	The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Available without charge, upon request, by calling toll-free at 1-800-796-5606.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez

Anna Marie Lopez, President / Principal Executive Officer

Date	August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 26, 2020

By (Signature and Title)	/s/ James Menvielle

James Menvielle, Treasurer / Principal Financial Officer

Date	August 26, 2020